FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-09

July 10, 2015

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,003,123,074

(Approximate Mortgage Pool Balance)

$926,634,000

(Offered Certificates)

GS Mortgage Securities Trust 2015-GC32

As Issuing Entity

GS Mortgage Securities Corporation II

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2015-GC32

Goldman Sachs Mortgage Company

Citigroup Global Markets Realty Corp.

Cantor Commercial Real Estate Lending, L.P.

Starwood Mortgage Funding I LLC

MC-Five Mile Commercial Mortgage Finance LLC

As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Citigroup
Co-Lead Managers and Joint Bookrunners

Cantor Fitzgerald & Co.	Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-191331) (the “Base Prospectus”) dated February 9, 2015 and a separate free writing prospectus anticipated to be dated July 13, 2015 (the “Free Writing Prospectus”). The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading ”Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus). The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Free Writing Prospectus). See also “Legal Investment” in the Free Writing Prospectus.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$54,451,000		30.000%(5)	[ ]%	(6)	2.59	8/15 – 4/20
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$50,885,000		30.000%(5)	[ ]%	(6)	4.81	4/20 – 7/20
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$180,000,000		30.000%(5)	[ ]%	(6)	9.81	4/25 – 6/25
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$331,866,000		30.000%(5)	[ ]%	(6)	9.91	6/25 – 7/25
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$84,984,000		30.000%(5)	[ ]%	(6)	7.43	7/20 – 4/25
Class X-A	Aa1(sf) / AAAsf / AAA(sf)	$772,404,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / AA-sf / AAA(sf)	$60,188,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aa2(sf) / AAAsf / AAA(sf)	$70,218,000	(10)	23.000%	[ ]%	(6)(11)	9.94	7/25 – 7/25
Class B(9)	NR / AA-sf / AA-(sf)	$60,188,000	(10)	17.000%	[ ]%	(6)(11)	9.94	7/25 – 7/25
Class PEZ(9)	NR / A-sf / A-(sf)	$173,038,000	(10)	12.750%(12)	(11)	(11)	9.94	7/25 – 7/25
Class C(9)	NR / A-sf / A-(sf)	$42,632,000	(10)	12.750%(12)	[ ]%	(6)(11)	9.94	7/25 – 7/25
Class D	NR / BBB-sf / BBB-(sf)	$51,410,000		7.625%	[ ]%	(6)	9.94	7/25 – 7/25

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class E	NR / BBsf / BB(sf)	$20,063,000		5.625%	[ ]%	(6)	9.94	7/25 – 7/25
Class F	NR / Bsf / B(sf)	$10,031,000		4.625%	[ ]%	(6)	9.94	7/25 – 7/25
Class G	NR / NR / B-(sf)	$17,555,000		2.875%	[ ]%	(6)	9.94	7/25 – 7/25
Class H	NR / NR / NR	$28,840,074		0.000%	[ ]%	(6)	9.94	7/25 – 7/25
Class R(12)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”). Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)	Assuming no prepayments prior to the maturity date for each mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)	For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a fixed rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a fixed percentage.

(7)	The Class X-A and Class X-B certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A and Class X-B certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component. The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)

(8)	The pass-through rate of the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class B trust component, as described in the Free Writing Prospectus.

(9)	The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)	On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $70,218,000, $60,188,000 and $42,632,000, respectively. The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Class A-S, Class B and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and Class C trust components, respectively. The Class PEZ certificates will, at all times, represent a beneficial interest in the remaining percentages of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate principal amount of each of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The actual certificate principal amount of any class of the Class A-S, Class B, Class PEZ and Class C certificates issued on the closing date may be less than the maximum certificate principal amount of that class and may be zero. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date.

(11)	The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively. The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component.

(12)	The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,003,123,074
Number of Mortgage Loans	63
Number of Mortgaged Properties	222
Average Cut-off Date Mortgage Loan Balance	$15,922,588
Weighted Average Mortgage Interest Rate	4.4299%
Weighted Average Remaining Term to Maturity (months)	117
Weighted Average Remaining Amortization Term (months)(3)	357
Weighted Average Cut-off Date LTV Ratio(4)	65.8%
Weighted Average Maturity Date LTV Ratio(5)	55.7%
Weighted Average Underwritten Debt Service Coverage Ratio(6)	1.75x
Weighted Average Debt Yield on Underwritten NOI(7)	10.8%
% of Mortgage Loans with Mezzanine Debt	2.5%
% of Mortgage Loans with Subordinate Debt	4.9%
% of Mortgage Loans with Preferred Equity(8)	1.1%
% of Mortgaged Properties with Single Tenants	4.7%

(1)	Each of the Ascentia MHC Portfolio, Dallas Market Center, Kaiser Center, US StorageMart Portfolio, Selig Office Portfolio and Alderwood Mall mortgage loans has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per pad/SF calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. Each of the US StorageMart Portfolio and Alderwood Mall mortgage loans has one or more related subordinate companion loans and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF calculations presented in this Term Sheet with respect to the US StorageMart Portfolio and Alderwood Mall mortgage loans are calculated without regard to the related subordinate companion loans. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness. With respect to the Hampton Inn Idaho Falls Airport and La Quinta Inn & Suites Idaho Falls mortgage loans, which are cross-collateralized and cross-defaulted with each other, the loan-to-value ratio, debt service coverage ratio and debt yield calculations with respect to those mortgage loans are presented in this Term Sheet in the aggregate unless otherwise indicated.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest-only for the entire term.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to five mortgage loans (one of which is secured by a portfolio of mortgaged properties), representing approximately 9.7% of the initial pool balance, the respective Cut-off Date LTV Ratio was calculated using (i) an “as-is” appraised value plus related property improvement plan costs, (ii) an “as-is” appraised value plus a “capital deduction”, (iii) the cut-off date principal balance of a mortgage loan less a reserve taken at origination or (iv) an “as complete” appraised value. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making such adjustments is 66.6%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(5)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to eight mortgage loans, representing approximately 20.0% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value instead of the related “as-is” appraised value. See ”Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(6)	Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. With respect to the Alderwood Mall mortgage loan the Underwritten Debt Service Coverage Ratio is calculated based on the aggregate of the first 12 monthly payments following the securitization Closing Date set forth in the non-standard amortization schedule set forth in Annex G to the Free Writing Prospectus. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

(8)	See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Additional Indebtedness” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

6

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and	Goldman, Sachs & Co.
Joint Bookrunners:	Citigroup Global Markets Inc.

Co-Managers:	Cantor Fitzgerald & Co.
Drexel Hamilton, LLC

Depositor:	GS Mortgage Securities Corporation II

Initial Pool Balance:	$1,003,123,074

Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Special Servicer:	CWCapital Asset Management LLC

Certificate Administrator:	Wells Fargo Bank, National Association

Trustee:	Wells Fargo Bank, National Association

Operating Advisor:	Park Bridge Lender Services LLC

Pricing:	Week of July 13, 2015

Closing Date:	July 31, 2015

Cut-off Date:	For each mortgage loan, the related due date for such mortgage loan in July 2015 (or, in the case of any mortgage loan that has its first due date in August 2015, the date that would have been its due date in July 2015 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day

Distribution Date:	The 4th business day after the Determination Date, commencing in August 2015

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	July 2048

Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

7

TRANSACTION HIGHLIGHTS

■	$1,003,123,074 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 63 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,003,123,074 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $15,922,588 and are secured by 222 mortgaged properties located throughout 32 states

—	LTV: 65.8% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.75x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.8% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 91.0% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-	50.5% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

-	40.5% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 56.7% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 95.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

-	Real Estate Taxes: 55 mortgage loans representing 85.2% of the Initial Pool Balance

-	Insurance: 48 mortgage loans representing 58.1% of the Initial Pool Balance

-	Replacement Reserves (Including FF&E Reserves): 51 mortgage loans representing 74.1% of the Initial Pool Balance

-	Tenant Improvements / Leasing Commissions: 29 mortgage loans representing 62.3% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only

—	Predominantly Defeasance: 93.2% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 39.1% of the mortgaged properties by allocated Initial Pool Balance are retail properties (31.5% are anchored retail properties)

—	Hospitality: 15.9% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Manufactured Housing: 11.1% of the mortgaged properties by allocated Initial Pool Balance are manufactured housing properties

—	Office: 10.5% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Mixed Use: 8.6% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Multifamily: 7.0% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

■	Geographic Diversity: The 222 mortgaged properties are located throughout 32 states with only three states having greater than 10.0% of the allocated Initial Pool Balance: California (19.0%), Texas (16.6%) and Colorado (12.7%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

8

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	16	24	$405,380,589	40.4%
Citigroup Global Markets Realty Corp.	12	109	301,922,119	30.1
Cantor Commercial Real Estate Lending, L.P.	15	34	134,034,503	13.4
Starwood Mortgage Funding I LLC	12	27	96,338,253	9.6
MC-Five Mile Commercial Mortgage Finance LLC	8	28	65,447,611	6.5
Total	63	222	$1,003,123,074	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance		Property Type	Property Size Pads / SF / Rooms	Cut-off Date Balance Per Pad / SF / Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Ascentia MHC Portfolio	$100,000,000	9.9	7%	Man. Housing	4,965	$29,204	1.68x	10.3%	63.5%
Fig Garden Village	74,200,000	7.4		Retail	301,501	$246	1.42x	8.8%	69.3%
Bassett Place	65,500,000	6.5		Retail	595,412	$110	1.51x	9.7%	65.0%
JW Marriott Cherry Creek	65,000,000	6.5		Hospitality	196	$331,633	1.80x	12.2%	69.7%
Dallas Market Center	56,844,816	5.7		Mixed Use	3,101,772	$83	2.13x	13.1%	64.1%
Kaiser Center	50,000,000	5.0		Office	811,005	$173	1.39x	9.3%	70.5%
Hilton Garden Inn Pittsburgh/Southpointe	30,000,000	3.0		Hospitality	175	$171,429	1.93x	13.1%	68.6%
Doubletree Tallahassee	25,574,500	2.5		Hospitality	243	$105,245	1.75x	12.6%	70.4%
US StorageMart Portfolio(1)	25,000,000	2.5		Various	4,519,664	$91	5.27x	20.7%	27.9%
Selig Office Portfolio	25,000,000	2.5		Office	1,631,457	$211	2.22x	9.3%	63.4%
Top 10 Total / Wtd. Avg.	$517,119,316	51.6%					1.88x	11.2%	65.0%
Remaining Total / Wtd. Avg.	486,003,758	48.4					1.61x	10.4%	66.7%
Total / Wtd. Avg.	$1,003,123,074	100.0%					1.75x	10.8%	65.8%

(1)	All but one of the US StorageMart Portfolio mortgaged properties are classified as self storage properties, and the remaining mortgaged property is classified as a mixed use property with self storage and retail components.

Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance		Number of Companion Loans	Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Ascentia MHC Portfolio(1)	$100,000,000	9.9	7%	1	$45,000,000	$145,000,000	GSMS 2015-GC32	Midland	CWCapital
Dallas Market Center(1)	$56,844,816	5.7%		2	$201,450,049	$258,294,865	GSMS 2015-GC30	Midland	Midland
Kaiser Center(1)	$50,000,000	5.0%		1	$90,000,000	$140,000,000	GSMS 2015-GC32(3)	Midland(3)	CWCaptial(3)
US StorageMart Portfolio(2)	$25,000,000	2.5%		7	$387,500,000	$412,500,000	CGBAM 2015-SMART	Midland	Midland
Selig Office Portfolio(1)	$25,000,000	2.5%		3	$320,000,000	$345,000,000	CGCMT 2015-GC29	Midland	Midland
Alderwood Mall(4)	$24,439,530	2.4%		6	$329,999,700	$354,439,230	MSCCG 2015-ALDR	KeyBank	KeyBank

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan.
(2)	The US StorageMart Portfolio mortgage loan has five pari passu companion loans with an aggregate outstanding principal balance of $163,926,000 and two subordinate companion loans with an aggregate outstanding principal balance of $223,574,000.
(3)	The Kaiser Center whole loan will initially be master serviced and, if necessary, specially serviced, by the master servicer and special servicer for this securitization. Upon the securitization of the Kaiser Center companion loan, the Kaiser Center whole loan will be serviced by the master servicer and, if and to the extent necessary, the special servicer, under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the Kaiser Center whole loan). Neither the master servicer nor the special servicer for such securitization has been identified.
(4)	The Alderwood Mall mortgage loan has four pari passu companion loans with an aggregate outstanding principal balance of $202,199,700 and two subordinate companion loans with an aggregate outstanding principal balance of $127,800,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

9

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
US StorageMart Portfolio(1)	$25,000,000	$102,500,000	$515,00,000	4.68000%	27.9%	76.1%	5.27x	1.57x

(1)	As of the Cut-off Date, the related mezzanine loan is held by an unrelated third party.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

10

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
Ascentia MHC Portfolio(3)	CGMRC	Various	Various	Man. Housing	$100,000,000	9.97%	Various
Kaiser Center	CGMRC	Oakland	California	Office	$50,000,000	5.0%	COMM 2005-C6
Hilton Garden Inn Pittsburgh/Southpointe	CGMRC	Canonsburg	Pennsylvania	Hospitality	$30,000,000	3.0%	MLMT 2005-CIP1
US StorageMart Portfolio(4)(5)	CGMRC	Various	Various	Various	$25,000,000	2.5%	Various
Selig Office Portfolio(6)	GSMC	Seattle	Washington	Office	$25,000,000	2.5%	Various
Alderwood Mall	CGMRC	Lynnwood	Washington	Retail	$24,439,530	2.4%	MSC 2006-T21, BSCMS 2006-T22
Sysmex Way	SMF I	Mundelein	Illinois	Office	$23,850,000	2.4%	JPMCC 2006-LDP9
Cypress Retail Center	CGMRC	Cypress	California	Retail	$22,268,382	2.2%	CSFB 2005-C4
ART Multi-State Portfolio II	CCRE	Various	Various	Multifamily	$20,549,000	2.0%	MLMT 2007-C1
Freshwater Commons	SMF I	Enfield	Connecticut	Retail	$19,200,000	1.9%	MSC 2005-HQ7
Eddystone Crossing Shopping Center	GSMC	Eddystone	Pennsylvania	Retail	$17,713,000	1.8%	CD 2005-CD1
Rio Linda Shopping Center	CCRE	Rio Linda	California	Retail	$12,825,000	1.3%	JPMCC 2006-LDP6
Palomar Point	GSMC	Carlsbad	California	Industrial	$12,500,000	1.2%	GSMS 2006-GG8
Shops at 69th Street	CGMRC	Upper Darby	Pennsylvania	Mixed Use	$11,250,000	1.1%	MLMT 2005-CIP1
College Grove	CGMRC	San Diego	California	Retail	$10,984,207	1.1%	MLMT 2005-CIP1
Brook Run Shopping Center	CCRE	Richmond	Virginia	Retail	$10,950,000	1.1%	JPMCC 2005-CB12
Myrtle Beach Self Storage Center	GSMC	Myrtle Beach	South Carolina	Self Storage	$10,200,000	1.0%	MSC 2005-HQ7
Torrey Place Apartments	CGMRC	New Braunfels	Texas	Multifamily	$8,550,000	0.9%	JPMCC 2006-LDP6
Hampton Inn Idaho Falls Airport	SMF I	Idaho Falls	Idaho	Hospitality	$8,050,000	0.8%	BSCMS 2003-T12
Compass Self Storage	CGMRC	Oviedo	Florida	Self Storage	$5,150,000	0.5%	BACM 2005-5
River Pointe Shopping Center	SMF I	Canton	Georgia	Retail	$6,400,000	0.6%	WBCMT 2005-C17
Hunters Point Apartments	GSMC	Zionsville	Indiana	Multifamily	$6,100,000	0.6%	MLCFC 2006-1
24 Simon Street	CGMRC	Nashua	New Hampshire	Industrial	$4,270,000	0.4%	BSCMS 2007-PW17
CVS Shelby	SMF I	Shelby Township	Michigan	Retail	$3,993,034	0.4%	WBCMT 2005-C20
Flamingo Retail	SMF I	Las Vegas	Nevada	Retail	$3,750,000	0.4%	CD 2005-CD1
Harrisonville Crossing	SMF I	Harrisonville	Missouri	Retail	$3,695,219	0.4%	GCCFC 2005-GG5
Moraga Plaza	CCRE	Temecula	California	Retail	$3,345,503	0.3%	JPMCC 2005-CB12
CVS Jersey Shore	CCRE	Jersey Shore	Pennsylvania	Retail	$3,230,000	0.3%	LBUBS 2005-C5
Shoppes of Old Peachtree	CCRE	Duluth	Georgia	Retail	$3,025,000	0.3%	JPMCC 2005-LDP4

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

(3)	Twenty-six of the Ascentia MHC Portfolio mortgaged properties were included in the CGCMT 2013-GCJ11 transaction, one of the Ascentia MHC Portfolio mortgaged properties was included in the BSCMS 2004-T16 transaction and one of the Ascentia MHC Portfolio mortgaged properties was included in the CSMC 2007-C2 transaction.

(4)	Twenty-seven of the US StorageMart Portfolio mortgaged properties were included in the LBUBS 2006-C6 transaction.

(5)	All but one of the US StorageMart Portfolio mortgaged properties are classified as self storage properties, and the remaining mortgaged property is classified as a mixed use property with self storage and retail components.

(6)	Seven of the Selig Office Portfolio mortgaged properties were included in the JPMCC 2005-LDPS transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

11

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	43	$392,708,691	39.1%	1.54x	65.8%	9.8%
Anchored	13	214,391,362	21.4	1.47x	68.6%	9.2%
Power Center/Big Box	1	65,500,000	6.5	1.51x	65.0%	9.7%
Unanchored	16	41,969,547	4.2	1.44x	70.4%	9.9%
Shadow Anchored	9	34,685,219	3.5	1.70x	65.5%	10.6%
Super Regional Mall	1	24,439,530	2.4	2.24x	32.7%	15.1%
Single Tenant Retail	3	11,723,034	1.2	1.26x	72.5%	8.7%
Hospitality	8	$159,509,500	15.9%	1.80x	69.9%	12.7%
Full Service	4	130,149,500	13.0	1.83x	69.9%	12.7%
Limited Service	3	20,660,000	2.1	1.71x	70.6%	12.8%
Select Service	1	8,700,000	0.9	1.54x	69.6%	11.7%
Manufactured Housing	37	$111,545,641	11.1%	1.69x	63.5%	10.4%
Office	13	$105,030,000	10.5%	1.57x	68.7%	9.1%
CBD	10	75,000,000	7.5	1.67x	68.1%	9.3%
General Suburban	2	24,330,000	2.4	1.24x	71.8%	7.8%
Medical	1	5,700,000	0.6	1.79x	62.6%	12.5%
Mixed Use	9	$86,099,567	8.6%	1.97x	64.6%	12.4%
Merchandise Mart/Retail	1	56,844,816	5.7	2.13x	64.1%	13.1%
Retail/Office	6	26,749,955	2.7	1.60x	66.3%	10.9%
Multifamily/Retail	1	1,906,002	0.2	1.38x	65.2%	9.8%
Self Storage/Retail	1	598,795	0.1	5.27x	27.9%	20.7%
Multifamily	36	$70,175,970	7.0%	1.64x	70.4%	10.1%
Garden	30	63,335,502	6.3	1.66x	70.1%	10.1%
Mid-Rise	6	6,840,468	0.7	1.42x	72.6%	10.1%
Self Storage	69	$48,101,205	4.8%	3.57x	47.6%	15.4%
Industrial	7	$29,952,500	3.0%	1.69x	64.5%	11.0%
Flex	5	20,922,500	2.1	1.68x	65.3%	11.1%
Warehouse/Distribution	1	4,760,000	0.5	1.62x	64.8%	9.8%
Flex/Manufacturing	1	4,270,000	0.4	1.83x	60.1%	11.7%
Total	222	$1,003,123,074	100.0%	1.75x	65.8%	10.8%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

12

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)(3)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
California	13	$190,810,003	19.0%	$445,380,000	12.0%	$28,760,822	11.9%
Texas	18	166,147,096	16.6	600,955,000	16.2	47,656,141	19.7
Colorado	9	127,416,632	12.7	226,680,000	6.1	17,350,760	7.2
Pennsylvania	5	67,058,884	6.7	96,900,000	2.6	7,562,377	3.1
Illinois	38	60,812,689	6.1	169,611,920	4.6	11,138,793	4.6
Florida	13	53,387,506	5.3	164,875,000	4.5	12,198,568	5.0
Washington	10	49,439,530	4.9	1,238,000,000	33.5	66,207,195	27.3
Indiana	12	29,654,435	3.0	44,100,000	1.2	3,168,327	1.3
Connecticut	2	28,200,000	2.8	39,190,000	1.1	2,420,332	1.0
New Jersey	4	26,994,904	2.7	82,220,000	2.2	4,670,372	1.9
Georgia	9	23,272,800	2.3	54,520,000	1.5	3,926,839	1.6
Wyoming	11	18,632,759	1.9	41,230,000	1.1	3,174,506	1.3
North Carolina	6	18,479,952	1.8	27,835,000	0.8	2,014,989	0.8
Missouri	22	16,552,088	1.7	110,800,000	3.0	7,714,123	3.2
Michigan	3	14,193,034	1.4	20,770,000	0.6	1,481,628	0.6
Idaho	2	13,500,000	1.3	19,300,000	0.5	1,735,605	0.7
South Carolina	2	13,320,048	1.3	18,100,000	0.5	1,311,407	0.5
Alabama	5	12,735,000	1.3	18,110,000	0.5	1,192,604	0.5
Ohio	3	12,075,000	1.2	17,370,000	0.5	1,364,377	0.6
Virginia	2	11,518,751	1.1	31,930,000	0.9	2,000,261	0.8
Nebraska	5	9,708,621	1.0	23,290,000	0.6	1,694,053	0.7
Kentucky	5	8,309,015	0.8	19,560,000	0.5	1,546,997	0.6
Tennessee	2	7,050,000	0.7	9,750,000	0.3	779,533	0.3
Nevada	2	5,818,966	0.6	11,820,000	0.3	596,327	0.2
Oklahoma	2	4,960,641	0.5	7,000,000	0.2	497,543	0.2
New Hampshire	1	4,270,000	0.4	7,100,000	0.2	499,100	0.2
New Mexico	2	2,806,034	0.3	6,100,000	0.2	481,192	0.2
Kansas	8	2,569,602	0.3	61,580,000	1.7	3,584,157	1.5
New York	3	2,227,741	0.2	56,300,000	1.5	3,512,774	1.5
Minnesota	1	577,514	0.1	13,840,000	0.4	1,025,747	0.4
Maryland	1	469,021	0.05	11,240,000	0.3	622,613	0.3
Louisiana	1	154,810	0.02	3,710,000	0.1	284,833	0.1
Total	222	$1,003,123,074	100.0%	$3,699,166,920	100.0%	$242,174,895	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

(3)	The Aggregate Appraised Value was calculated using the individual “as-is” appraised values for the Ascentia MHC Portfolio and the US StorageMart Portfolio mortgaged properties without regard to the portfolio premiums as described under “Certain Definitions—Appraised Value” in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

13

  Distribution of Cut-off Date Balances

Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2,545,641 - 5,000,000	16	$59,989,397	6.0%
5,000,001 - 10,000,000	20	156,657,500	15.6
10,000,001 - 15,000,000	9	104,011,177	10.4
15,000,001 - 20,000,000	3	52,063,000	5.2
20,000,001 - 25,000,000	7	163,282,684	16.3
25,000,001 - 30,000,000	2	55,574,500	5.5
30,000,001 - 50,000,000	1	50,000,000	5.0
50,000,001 - 75,000,000	4	261,544,816	26.1
75,000,001 - 100,000,000	1	100,000,000	10.0
Total	63	$1,003,123,074	100.0%

Distribution of Underwritten DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.23 - 1.30	9	$104,711,806	10.4%
1.31 - 1.40	10	126,885,000	12.6
1.41 - 1.50	8	161,439,571	16.1
1.51 - 1.60	6	97,945,641	9.8
1.61 - 1.70	7	138,697,500	13.8
1.71 - 1.80	8	126,380,003	12.6
1.81 - 1.90	2	13,270,000	1.3
1.91 - 2.00	3	50,825,000	5.1
2.01 - 2.50	7	143,718,553	14.3
2.51 - 3.00	2	14,250,000	1.4
3.01 - 5.27	1	25,000,000	2.5
Total	63	$1,003,123,074	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Amortizing (30 Years)	29	$454,042,900	45.3%
Interest Only, Then Amort.(2)	19	406,016,500	40.5
Interest Only	7	90,700,000	9.0
Amortizing (25 Years)	5	29,613,674	3.0
Amortizing (27 Years)	1	15,150,000	1.5
Amortizing (22 Years)	1	4,500,000	0.4
Amortizing (29.3 Years)	1	3,100,000	0.3
Total	63	$1,003,123,074	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	Original partial interest only periods range from 12 to 84 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	22	$569,227,727	56.7%
Springing	33	365,621,347	36.4
None	7	47,725,000	4.8
Soft	1	20,549,000	2.0
Total	63	$1,003,123,074	100.0%

  Distribution of Cut-off Date LTV Ratios(1)

Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
27.9 - 35.0	2	$49,439,530	4.9%
35.1 - 50.0	2	16,484,207	1.6
50.1 - 55.0	2	18,150,000	1.8
55.1 - 60.0	2	14,295,503	1.4
60.1 - 65.0	11	296,074,816	29.5
65.1 - 70.0	17	315,104,154	31.4
70.1 - 75.0	27	293,574,863	29.3
Total	63	$1,003,123,074	100.0%
(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
21.5 - 30.0	2	$49,439,530	4.9%
30.1 - 40.0	1	10,984,207	1.1
40.1 - 50.0	5	26,615,503	2.7
50.1 - 55.0	17	289,246,872	28.8
55.1 - 60.0	17	279,348,273	27.8
60.1 - 65.0	18	315,913,689	31.5
65.1 - 70.0	2	18,750,000	1.9
70.1 - 71.5	1	12,825,000	1.3
Total	63	$1,003,123,074	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	41	$729,464,934	72.7%
Acquisition	17	223,208,141	22.3
Refinance/Acquisition	3	30,975,000	3.1
Recapitalization	2	19,475,000	1.9
Total	63	$1,003,123,074	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.479 - 4.000	3	$74,439,530	7.4%
4.001 - 4.250	8	198,007,405	19.7
4.251 - 4.500	13	369,866,003	36.9
4.501 - 4.750	18	169,750,992	16.9
4.751 - 5.000	16	140,697,174	14.0
5.001 - 5.300	5	50,361,970	5.0
Total	63	$1,003,123,074	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

14

  Distribution of Debt Yield on Underwritten NOI(1)

Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.7 - 8.0	2	$27,080,000	2.7%
8.1 - 9.0	14	216,685,188	21.6
9.1 - 10.0	13	211,135,000	21.0
10.1 - 11.0	8	179,233,689	17.9
11.1 - 12.0	10	62,811,144	6.3
12.1 - 13.0	10	149,068,707	14.9
13.1 - 14.0	3	98,094,816	9.8
14.1 - 16.0	2	34,014,530	3.4
16.1 - 20.7	1	25,000,000	2.5
Total	63	$1,003,123,074	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.6 - 8.0	5	$79,793,773	8.0%
8.1 - 9.0	18	277,896,416	27.7
9.1 - 10.0	13	174,893,689	17.4
10.1 - 11.0	10	213,591,144	21.3
11.1 - 12.0	13	141,088,707	14.1
12.1 - 13.0	1	56,844,816	5.7
13.1 - 14.0	1	9,575,000	1.0
14.1 - 20.3	2	49,439,530	4.9
Total	63	$1,003,123,074	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	4	$86,462,500	8.6%
24	7	$85,454,000	8.5%
30	1	$8,750,000	0.9%
36	5	$101,150,000	10.1%
60	1	$74,200,000	7.4%
84	1	$50,000,000	5.0%

Distribution of Original Terms to Maturity
Original Term to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	3	$47,400,000	4.7%
120	60	955,723,074	95.3
Total	63	$1,003,123,074	100.0%

Distribution of Remaining Terms to Maturity
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
57 - 60	3	$47,400,000	4.7%
61 - 120	60	955,723,074	95.3
Total	63	$1,003,123,074	100.0%

Distribution of Original Amortization Terms(1)

Range of Original Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	7	$90,700,000	9.0%
264 - 300	6	34,113,674	3.4
301 - 360	50	878,309,400	87.6
Total	63	$1,003,123,074	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	7	$90,700,000	9.0%
264 - 300	6	34,113,674	3.4
301 - 360	50	878,309,400	87.6
Total	63	$1,003,123,074	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	54	$935,188,867	93.2%
Yield Maintenance	9	67,934,207	6.8
Total	63	$1,003,123,074	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	55	$854,210,545	85.2%
Replacement Reserves(1)	51	$743,140,545	74.1%
Insurance	48	$582,465,545	58.1%
TI/LC(2)	29	$381,852,193	62.3%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of Initial Pool Balance secured by retail, office, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

15

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)
Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
US StorageMart Portfolio(2)	Various	$25,000,000	2.5%	57	5.27x	20.7%	27.9%
Rio Linda Shopping Center	Retail	$12,825,000	1.3%	60	1.27x	8.5%	75.0%
Holiday Inn Bolingbrook	Hospitality	$9,575,000	1.0%	60	1.91x	15.7%	73.5%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

(2)	All but one of the US StorageMart Portfolio mortgaged properties are classified as self storage properties, and the remaining mortgaged property is classified as a mixed use property with self storage and retail components.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

16

STRUCTURAL OVERVIEW

Distributions	On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, yield maintenance charges, prepayment premiums and excess interest, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

	1.	Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.

	2.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above. If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

	3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

	4.	Class A-S and Class PEZ certificates: (i) first, to interest on the Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on the Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse the Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

	5.	Class B and Class PEZ certificates: (i) first, to interest on the Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on the Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse the Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Distributions (continued)	6.	Class C and Class PEZ certificates: (i) first, to interest on the Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on the Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse the Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

	7.	Class D certificates: (i) first, to interest on the Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on the Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse the Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

	8.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class E, Class F, Class G and Class H certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses	The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D, Class E, Class F, Class G and Class H certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class of certificates or trust component on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); seventh, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); eighth, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges	On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D and Class X-B certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X Certificates) and trust components in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X Certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates and/or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class E, Class F, Class G, Class H or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and all the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Offered Certificates Distributions Prepayment Premiums” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Non-Serviced Loans	Each of the Dallas Market Center, US StorageMart Portfolio, Selig Office Portfolio and Alderwood mortgage loans are referred to in this Term Sheet as, individually, a “non-serviced loan” and, collectively, the “non-serviced loans”. The Kaiser Center mortgage loan will become a “non-serviced loan” upon the securitization of the related companion loan. The non-serviced loans and each related companion loan are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to to be, effected in accordance with, the Controlling PSA set forth under the “Companion Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will, in each case, be governed by the related Controlling PSA. Each Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to each mortgage loan (other than a non-serviced loan) and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan (or, if applicable, serviced whole loan) and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the forgoing, servicing advances for each non-serviced loan will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

Appraisal Reduction Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a mortgage loan or whole loan serviced under the pooling and servicing agreement for this transaction) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Free Writing Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal amount, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of a non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class H certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then, to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of all certificates (exclusive of the Class X Certificates) senior to the Class E certificates, and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative	The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class. The controlling class is the most subordinate class of the Class E, Class F, Class G and Class H certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates. At any time when Class E is the controlling class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

Seer Capital Partners Master Fund L.P., or its affiliate, is expected to purchase the Class E, Class F, Class G and Class H certificates and, on the Closing Date, is expected to appoint Seer Capital Partners Master Fund L.P., or its affiliate, to be the initial Controlling Class Representative.

Control/Consultation Rights	The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) unless no class of the Class E, Class F, Class G and Class H certificates has an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicers to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan (other than a non-serviced loan) or serviced whole loan and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan (other than a non-serviced loan) or serviced whole loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time as no class of the Class E, Class F, Class G and Class H certificates has an outstanding certificate principal amount, without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions as to which it previously had approval rights. After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of the serviced companion loans, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender.

If at any time that Seer Capital Partners Master Fund L.P., or its affiliate, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to exist until such time as the certificate registrar receives any such notice.

Notwithstanding the forgoing, with respect to the Kaiser Center whole loan and each non-serviced whole loan, so long as a Consultation Termination Event does not exist, the controlling class representative for this transaction will have limited consultation rights, and the applicable controlling class representative (or equivalent entity) or another directing holder pursuant to the related co-lender agreement and/or the related Controlling PSA will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the Kaiser Center whole loan or such non-serviced whole loan, as provided for in the related co-lender agreement and in the related Controlling PSA, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans	The Ascentia MHC Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $100,000,000, represents approximately 9.97% of the Initial Pool Balance, and has one related companion loan with an outstanding principal balance as of the Cut-off Date of $45,000,000, which is currently held by Citigroup Global Markets Realty Corp., a sponsor and originator, and is expected to be contributed to one or more future securitization trusts. The pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “serviced companion loan” and a “companion loan”. The Ascentia MHC Portfolio mortgage loan and the related pari passu companion loan are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “Ascentia MHC Portfolio whole loan”, a “serviced whole loan” and a “whole loan”.

The Dallas Market Center mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $56,844,816, represents approximately 5.7% of the Initial Pool Balance, and has two related companion loans with an outstanding principal balance as of the Cut-off Date of $201,450,049. One such companion loan was contributed to the mortgage pool related to the GSMS 2015-GC30 transaction and the other such companion loan was contributed to the mortgage pool related to the CGCMT 2015-GC31 transaction. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan”. The Dallas Market Center mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “Dallas Market Center whole loan”, a “whole loan” and a “non-serviced whole loan”. The Dallas Market Center whole loan will be serviced by the GSMS 2015-GC30 master servicer and, if and to the extent necessary, the GSMS 2015-GC30 special servicer, under the GS Mortgage Securities Trust 2015-GC29 pooling and servicing agreement (referred to as the “GSMS 2015-GC30 PSA” in this Term Sheet).

The Kaiser Center mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $50,000,000, represents approximately 5.0% of the Initial Pool Balance, and has one related companion loan with an outstanding principal balance as of the Cut-off Date of $90,000,000, which is currently held by Citigroup Global Markets Realty Corp., a sponsor and originator, and is expected to be contributed to one or more future securitization trusts. The Kaiser Center mortgage loan and the related pari passu companion loan are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus. The Kaiser Center companion loan is referred to in this Term Sheet as a “pari passu companion loan” or a “companion loan”, and the Kaiser Center whole loan is referred to in this Term Sheet as a “whole loan”. Prior to the securitization of the Kaiser Center companion loan, the Kaiser Center whole loan and the Kaiser Center companion loan will be considered to be a “serviced whole loan” and a “serviced companion loan”, respectively. Upon the securitization of the Kaiser Center companion loan, the Kaiser Center whole loan will be serviced by the master servicer and, if and to the extent necessary, the special servicer, under the pooling and servicing agreement for such securitization, and the Kaiser Center whole loan and the Kaiser Center companion loan will be considered to be a “non-serviced whole loan” and a “non-serviced companion loan”, respectively.

The US StorageMart Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $25,000,000, represents approximately 2.5% of the Initial Pool Balance, and has (i) three related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $89,000,000 which are not included in the issuing entity and have been securitized in connection with the CGBAM 2015-SMRT transaction, (ii) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $31,231,500 which is not included in the issuing entity and has been securitized in connection with the MSBAM 2015-C23 transaction, (iii) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $43,694,500 which is currently held by Citigroup Global Markets Realty Corp., a sponsor and originator, and is expected to be contributed to one or more future securitization trusts and (iv) two subordinate companion loans with an outstanding principal balance as of the cut-off date of $223,574,000, which are not included in the issuing entity and have been securitized in connection with the CGBAM 2015-SMRT transaction. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan” and each subordinate companion loan described above in this paragraph is referred to in this Term Sheet as a “subordinate companion loan”, a “companion loan” and a “non-serviced companion loan”. The US StorageMart Portfolio mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other and the related subordinate companion loans are generally subordinate in right of payment to the US StorageMart Portfolio mortgage loan and the related pari passu companion loans to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet prospectus as the ”US StorageMart Portfolio whole loan”, a “whole loan” and a “non-serviced whole loan”. The US StorageMart Portfolio whole loan is expected to be serviced by the CGBAM 2015-SMRT master servicer and, if and to the extent necessary, the CGBAM 2015-SMRT special servicer, under the CGBAM 2015-SMRT Mortgage Trust trust and servicing agreement (referred to as the “CGBAM 2015-SMRT TSA” in this Term Sheet).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)	The Selig Office Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $25,000,000, represents approximately 2.5% of the Initial Pool Balance, and has three related companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $320,000,000. One such companion loan was contributed to the mortgage pool related to the CGCMT 2015-GC29 transaction, one such companion loan was contributed to the mortgage pool related to GSMS 2015-GC30 transaction and one such companion loan was contributed to the mortgage pool related to the CGCMT 2015-GC31 transaction. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan”. The Selig Office Portfolio mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “Selig Office Portfolio whole loan”, a “whole loan” and a “non-serviced whole loan”. The Selig Office Portfolio whole loan will be serviced by the CGCMT 2015-GC29 master servicer and, if and to the extent necessary, the CGCMT 2015-GC29 special servicer, under the Citigroup Commercial Mortgage Trust 2015-GC29 pooling and servicing agreement (referred to as the “CGCMT 2015-GC29 PSA” in this Term Sheet).

The Alderwood Mall mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $24,439,530, represents approximately 2.4% of the Initial Pool Balance, and has (i) two related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $127,484,567 which are not included in the issuing entity and have been securitized in connection with the MSCCG 2015-ALDR transaction, (ii) one related pari passu companion loan with an outstanding principal balance as of the cut-off date of $50,275,604, which is not included in the issuing entity and has been securitized in connection with the MSC 2015-MS1 transaction, (iii) one related pari passu companion loan with an outstanding principal balance as of the cut-off date of $24,439,530, which is not included in the issuing entity, is currently held by Citigroup Global Markets Realty Corp., an originator, and is expected to be contributed to one or more future securitization trusts and (iv) two subordinate companion loans with an outstanding principal balance as of the cut-off date of $127,800,000, which are not included in the issuing entity and have been securitized in connection with the MSCCG 2015-ALDR transaction. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan” and the subordinate companion loan described above in this paragraph is referred to in this Term Sheet as a “subordinate companion loan”, a “companion loan” and a “non-serviced companion loan”. The Alderwood Mall mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other and the related subordinate companion loans are generally subordinate in right of payment to the Alderwood Mall mortgage loan and the related pari passu companion loans to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet prospectus as the ”Alderwood Mall whole loan”, a “whole loan” and a “non-serviced whole loan”. The Alderwood Mall whole loan is expected to be serviced by the MSCCG 2015-ALDR master servicer and, if and to the extent necessary, the MSCCG 2015-ALDR special servicer, under the MSCCG 2015-ALDR Mortgage Trust trust and servicing agreement (referred to as the “MSCCG 2015-ALDR TSA” in this Term Sheet).

For more information regarding the whole loans, see “—Transaction Parties and Significant Dates, Events and Periods—Companion Loan Holders” and “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus.

Servicing Standard	Each of the mortgage loans (other than non-serviced loans) and serviced whole loans will be serviced by the master servicer and the applicable special servicer pursuant to the terms of the pooling and servicing agreement. In all circumstances, each of the master servicer and the applicable special servicer are obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender. The applicable special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Termination of Special Servicer	Prior to the occurrence and continuance of a Control Termination Event, the controlling class representative may replace the special servicer with respect to all the mortgage loans (other than the non-serviced loans and other than the Kaiser Center mortgage loan) and the serviced whole loans (other than the Kaiser Center whole loan), with or without cause, at any time. After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) may request a vote to replace the special servicer (other than with respect to the non-serviced whole loans and the Kaiser Center whole loan). The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose), or (b) more than 50% of the voting rights of each class of certificates (other than the Class R and Class X certificates) (but only such classes of certificates that, in each case, have an outstanding certificate principal amount, as notionally reduced by any appraisal reduction amount allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace such special servicer. At any time, solely with respect to the Kaiser Center whole loan, the special servicer may be replaced by the holder of the Kaiser Center companion loan (or its representative), with or without cause.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the applicable special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of such special servicer resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than the Class R and Class X certificates) (but only such classes of certificates that have, in each such case, an outstanding certificate principal amount, as notionally reduced by any appraisal reduction amounts allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class of certificates, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace such special servicer.

Servicing Compensation	Modification Fees: With respect to those mortgage loans and the whole loan serviced under the pooling and servicing agreement (each, a “serviced loan”) certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related serviced loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees)) on the related serviced loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by either special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced loan or related REO property; provided, that if the serviced loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced loan , and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the applicable special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Servicing Compensation (continued)	Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default.

Operating Advisor	Prior to the occurrence and continuance of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights. After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the applicable special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender. However, the operating advisor has no rights or obligations with respect to the Kaiser Center whole loan or the non-serviced whole loans.

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement. In addition, if none of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class PEZ or Class D certificates are outstanding, then at the option of the Controlling Class Representative, all of the rights and obligations of the operating advisor under the pooling and servicing agreement (other than any rights or obligations that accrued prior to such termination, including the right to accrued and unpaid compensation and indemnification rights that arose out of events that occurred prior to such termination) will terminate without the payment of any termination fee, provided, however, that the operating advisor will continue to receive the operating advisor fee until the termination of the trust fund.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

— all special notices delivered
— summaries of final asset status reports
— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
— an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

25

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 6 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as complete,” “as stabilized,” “as repaired,” “hypothetical,” “prospective as-is” or ”as renovated” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to the (i) Ascentia MHC Portfolio mortgage loan, the appraised value is the appraiser’s “as-is” value of $228,370,000 which represents the appraised value for the Ascentia MHC Portfolio as a whole and not the sum of the appraised values for each of the 32 individual Ascentia MHC Portfolio mortgaged properties and (ii) US StorageMart Portfolio mortgage loan, the appraised value is the appraiser’s “as-is” value of $676,500,000 which represents the appraised value for the US StorageMart Portfolio as a whole and not the sum of the appraised values for each of the 66 individual US StorageMart Portfolio mortgaged properties. With respect to the Holiday Inn Bolingbrook mortgage loan, the appraised value represents the appraiser’s “as-is” appraised value of $10,800,000 plus a stated $2,221,920 PIP reserve for capital improvements at the related mortgaged property. With respect to the Mattress Firm & Vitamin Shoppe - Cuyahoga Falls, OH mortgaged property, the appraised value represents the appraiser’s “as complete” appraised value which assumes the completion of certain improvements at the related mortgaged property in the near term and the commencement of certain leases on May 29, 2015. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See ”Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender. With respect to the JW Marriott Cherry Creek mortgage loan, the manager established an operating account (and borrower has pledged its rights in such account to lender pursuant to the management agreement into which all of the foregoing amounts are deposited, following which the property manager is only required to transfer to the lender’s cash management account (which is subject to an account control agreement and pledged to the lender) amounts from that operating account that would otherwise be payable to the borrower under the related management agreement, after payment of operating expenses, management fees and any reserves administered in accordance with the management agreement, and the manager will otherwise have unrestricted access to funds in the operating account to the extent and for the purposes set forth in the management agreement until the management agreement has been terminated, however, the loan agreement prohibits the borrower or operating lessee from withdrawing or transferring money from such operating account during the continuance of an event of default under the related loan documents.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates) (considering each of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

26

CERTAIN DEFINITIONS (continued)

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced whole loan, any companion loan securities). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox account converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

27

CERTAIN DEFINITIONS (continued)

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material, and in certain cases contractual rent increases generally within 18 months past the Cut-off Date (or, in the case of one mortgaged property, up to 56 months), in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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29

ASCENTIA MHC PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

30

ASCENTIA MHC PORTFOLIO

CARTIFACT
OREGON
Boise
IDAHO
WYOMING
Casper
SOUTH DAKOTA
Rapid City
Minneapolis
Sioux Falls
IOWA
NEBRASKA
Omaha
Salt Lake City
Reno
NEVADA
UTAH
Denver
COLORADO
KANSAS
Kansas City
Wichita
San Francisco
San Jose
CALIFORNIA
St George
Las Vegas
OKLAHOMA
Okalahoma City
Flagstaff
ARIZONA
Albuquerque
NEW MEXICO
Los Angeles
Phoenix
Tucson
Las Cruces
Fort Worth
Dallas
TEXAS
Austin
Houston
Pacific Ocean
MEXICO

Ascentia MHC Portfolio

	PROPERTY NAME	ADDRESS	CITY	STATE	ZIP CODE
1	Eagle River	32700 Highway 6	Edwards	Colorado	81632
2	Foxridge Farm	26900 East Colfax Avenue	Aurora	Colorado	80018
3	River Valley	10910 Turner Boulevard	Longmont	Colorado	80504
4	West Winds	505 Williams Street	Cheyenne	Wyoming	82007
5	Skyline Village	1700 Swanson Drive	Rock Springs	Wyoming	82901
6	Gaslight Village	2801 North 1st Street	Lincoln	Nebraska	68521
7	Dream Island	1315 Dream Island Plaza	Steamboat Springs	Colorado	80487
8	Valley Ridge	8671 Southwest Loop 410	San Antonio	Texas	78242
9	Western Hills	45 Purple Sage Road	Rock Springs	Wyoming	82901
10	Lake Fork	150 Highway 300	Leadville	Colorado	80461
11	Aloha Vegas	500 Miller Avenue	North Las Vegas	Nevada	89030
12	Kingswood Estates	2323 Bellwood Drive	Grand Island	Nebraska	68801
13	Country Oaks	7510 Talley Road	San Antonio	Texas	78253
14	Woodlawn Estates	2720 North 2nd Street	Lincoln	Nebraska	68521
15	Buckingham Village	2910 Pat Booker Road	Universal City	Texas	78148
16	Woodview	1301 West Oltorf Street	Austin	Texas	78704
17	West Park Plaza	129 Melody Lane	Grand Island	Nebraska	68803
18	Valle Grande	8900 2nd Street Northwest	Albuquerque	New Mexico	87114
19	Riviera de Sandia	12145 State Highway 14 North, Lot J3	Cedar Crest	New Mexico	87008
20	Cedar Village	15814 East Colfax Avenue	Aurora	Colorado	80011
21	Rancho Bridger	5020 Springs Drive	Rock Springs	Wyoming	82901
22	Sheltered Valley	1700 Wilson Street	Green River	Wyoming	82935
23	Vals	125 Clinton Road	Cibolo	Texas	78108
24	Countryside Estates	2400 North 1st Street	Lincoln	Nebraska	68521
25	W bar K	3800 Sunset Drive	Rock Springs	Wyoming	82901
26	Trails End	1925 East Murray Street	Rawlins	Wyoming	82301
27	Windgate	2800 Windgate Drive	New Braunfels	Texas	78130
28	Golden Eagle	1016 Harshman Street	Rawlins	Wyoming	82301
29	Mountain Springs	701 Antelope Drive	Rock Springs	Wyoming	82901
30	North Breeze	8360 Eckhert Road	San Antonio	Texas	78240
31	Sugar Creek	211 Monroe Street	Rawlins	Wyoming	82301
32	Hillside	300 Harshman Street	Rawlins	Wyoming	82301

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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ASCENTIA MHC PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	32		Loan Seller	CGMRC
Location (City/State)	Various		Cut-off Date Principal Balance(4)	$100,000,000
Property Type	Manufactured Housing		Cut-off Date Principal Balance per Pad(2)	$29,204.43
Size (Pads)	4,965		Percentage of Initial Pool Balance	9.97%
Total Occupancy as of 3/31/2015	84.3%		Number of Related Mortgage Loans	None
Owned Occupancy as of 3/31/2015	84.3%		Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various		Mortgage Rate	4.42500%
Appraised Value(1)	$228,370,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	360
			Original Interest Only Period (Months)	NAP
Underwritten Revenues	$25,988,254
Underwritten Expenses	$11,037,793	Escrows
Underwritten Net Operating Income (NOI)	$14,950,460		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$14,686,930	Taxes	$344,296	$86,074
Cut-off Date LTV Ratio(1)(2)	63.5%	Insurance	$284,344	$25,849
Maturity Date LTV Ratio(2)(3)	51.2%	Replacement Reserves	$0	$21,961
DSCR Based on Underwritten NOI / NCF(2)	1.71x / 1.68x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	10.3% / 10.1%	Other(6)	$778,343	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$145,000,000	99.8%	Loan Payoff	$118,632,190	81.6%
Other Sources	350,000	0.2	Principal Equity Distribution	22,668,354	15.6
			Closing Costs	2,642,474	1.8
			Reserves	1,406,982	1.0
Total Sources	$145,350,000	100.0%	Total Uses	$145,350,000	100.0%

(1)	Appraised Value is based on the “as-is” portfolio value. The appraised “as-is” aggregate value of the mortgaged properties on an individual basis is $212,530,000, which results in a Cut-off Date LTV Ratio of 68.2%. See “—Appraisal” below. “
(2)	Calculated based on the aggregate balance of the Ascentia MHC Portfolio Whole Loan (defined below).
(3)	The Maturity Date LTV Ratio is calculated utilizing the “as is” portfolio value of $228,370,000. The Maturity Date LTV Ratio, calculated on the basis of the sum of the individual “as-is” appraised values, is 55.0%. See “—Appraisal” below.
(4)	The Ascentia MHC Portfolio Loan, with a Cut-off Date Principal Balance of $100,000,000, is evidenced by Note A-1 (the controlling note), which is part of the $145,000,000 Ascentia MHC Portfolio Whole Loan evidenced by two pari passu notes. The non-controlling pari passu companion loan evidenced by Note A-2 has a principal balance of $45,000,000 as of the Cut-off Date, is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to a future securitization.
(5)	Other upfront reserves include $775,343 for deferred maintenance and $3,000 for funds to be used to cap a well at the Valley Ridge Property. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Ascentia MHC Portfolio Loan”) is part of a Whole Loan (the “Ascentia MHC Portfolio Whole Loan”) evidenced by two pari passu notes that are together secured by first mortgages or deeds of trust encumbering the borrowers’ fee interests in a 4,965-pad manufactured housing community portfolio comprised of 32 manufactured housing communities (the “Ascentia MHC Portfolio Property”). The Ascentia MHC Portfolio Loan, which will be contributed to the Issuing Entity (which is evidenced by Note A-1 and represents the controlling interest in the Ascentia MHC Portfolio Whole Loan) had an original principal balance of $100,000,000, has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 9.97% of the Initial Pool Balance. The related companion loan (the “Ascentia MHC Portfolio Companion Loan”) (which is evidenced by Note A-2 and represents the non-controlling interest in the Ascentia MHC Portfolio Whole Loan) is expected to be contributed to a future securitization transaction, had an original principal balance of $45,000,000 and has an outstanding principal balance as of the Cut-off Date of $45,000,000. The Ascentia MHC Portfolio Whole Loan was originated by Citigroup Global Markets Realty Corp. on July 1, 2015. The Ascentia MHC Portfolio Whole Loan had an original principal balance of $145,000,000 and has an outstanding principal balance as of the Cut-off Date of $145,000,000 and each of the Ascentia MHC Portfolio Loan and Ascentia MHC Portfolio Companion Loan accrues interest at an interest rate of 4.42500% per annum. The proceeds of the Ascentia MHC Portfolio Loan were used to refinance existing debt on the Ascentia MHC Portfolio Properties.

The Ascentia MHC Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months. The Ascentia MHC Portfolio Loan requires payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date of the Ascentia MHC Portfolio Loan is the due date in July 2025. Voluntary prepayment of the Ascentia MHC Portfolio Loan without payment of any prepayment premium is permitted on or after the due date in April 2025. At any time after the date that is the earlier of the second anniversary of securitization of the last portion of the Ascentia MHC Portfolio Whole Loan and the fourth anniversary of the origination of the Ascentia MHC Portfolio Loan, the Ascentia MHC Portfolio Loan may be defeased in full (or in part in connection with a permitted release of certain eligible properties as described below)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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ASCENTIA MHC PORTFOLIO

with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America or other obligations which are “government securities”.

■	The Mortgaged Properties. The Ascentia MHC Portfolio Properties consist of 32 manufactured housing communities across six states totaling 4,965 pads.

The following tables present certain information relating to Ascentia MHC Portfolio Properties:

Property Name	City	State	Year Built	# of Pads	Occupancy	Allocated Cut-off Date Whole Loan Amount	% Allocated Cut-off Whole Date Loan Amount	Underwritten NCF	Avg. Monthly Rent per Pad	Underwritten NCF per Pad	Appraised Value
Eagle River	Edwards	CO	1975	381	99.2%	$40,995,000	28.3%	$3,703,289	$1,026	$9,720	$54,660,000
Foxridge Farm	Aurora	CO	1974	481	96.9%	19,342,500	13.3	1,791,370	$541	3,724	25,790,000
River Valley	Longmont	CO	1974	210	99.0%	12,001,250	8.3	1,118,387	$572	5,326	16,220,000
West Winds	Cheyenne	WY	1973	295	85.4%	8,000,000	5.5	887,494	$446	3,008	11,830,000
Skyline Village	Rock Springs	WY	1972	304	93.8%	7,300,000	5.0	822,650	$395	2,706	10,970,000
Gaslight Village	Lincoln	NE	1970	437	71.6%	4,700,000	3.2	564,110	$333	1,291	9,150,000
Dream Island	Steamboat Springs	CO	1959	86	96.5%	4,300,000	3.0	507,314	$672	5,899	6,350,000
Valley Ridge	San Antonio	TX	1970	308	74.4%	3,875,000	2.7	325,640	$347	1,057	6,220,000
Western Hills	Rock Springs	WY	1970	143	81.1%	3,375,000	2.3	373,430	$373	2,611	5,070,000
Lake Fork	Leadville	CO	1967	151	87.4%	3,250,000	2.2	396,506	$393	2,626	4,930,000
Aloha Vegas	North Las Vegas	NV	1965	213	58.2%	3,000,000	2.1	261,550	$493	1,228	6,400,000
Kingswood Estates	Grand Island	NE	1972	213	93.0%	3,000,000	2.1	370,397	$288	1,739	4,710,000
Country Oaks	San Antonio	TX	1985	131	86.3%	2,860,000	2.0	305,848	$353	2,335	4,950,000
Woodlawn Estates	Lincoln	NE	1975	258	64.0%	2,600,000	1.8	290,888	$331	1,127	4,330,000
Buckingham Village	Universal City	TX	1970	127	89.0%	2,500,000	1.7	237,707	$368	1,872	4,360,000
Woodview	Austin	TX	1969	71	91.5%	2,400,000	1.7	247,030	$542	3,479	3,560,000
West Park Plaza	Grand Island	NE	1968	227	69.2%	2,150,000	1.5	246,168	$285	1,084	2,930,000
Valle Grande	Albuquerque	NM	1970	71	97.2%	2,100,000	1.4	237,125	$441	3,340	2,800,000
Riviera de Sandia	Cedar Crest	NM	1967	80	95.0%	1,968,750	1.4	223,787	$428	2,797	3,300,000
Cedar Village	Aurora	CO	1954	43	100.0%	1,950,000	1.3	180,555	$502	4,199	2,650,000
Rancho Bridger	Rock Springs	WY	1975	75	92.0%	1,875,000	1.3	235,742	$381	3,143	2,950,000
Sheltered Valley	Green River	WY	1975	55	98.2%	1,700,000	1.2	200,612	$412	3,647	2,460,000
Countryside Estates	Lincoln	NE	1971	164	52.4%	1,627,500	1.1	139,693	$324	852	2,170,000
Vals	Cibolo	TX	1974	90	86.7%	1,637,500	1.1	208,306	$366	2,315	2,810,000
W bar K	Rock Springs	WY	1980	51	100.0%	1,500,000	1.0	184,947	$396	3,626	2,270,000
Trails End	Rawlins	WY	1975	62	87.1%	1,237,500	0.9	117,760	$361	1,899	1,650,000
Windgate	New Braunfels	TX	1986	55	90.9%	1,025,000	0.7	137,278	$360	2,496	1,780,000
Golden Eagle	Rawlins	WY	1980	51	82.4%	750,000	0.5	114,524	$339	2,246	1,330,000
Mountain Springs	Rock Springs	WY	1980	40	85.0%	700,000	0.5	103,732	$384	2,593	1,390,000
North Breeze	San Antonio	TX	1960	36	91.7%	700,000	0.5	63,916	$357	1,775	1,230,000
Sugar Creek	Rawlins	WY	1977	33	93.9%	400,000	0.3	69,540	$324	2,107	950,000
Hillside	Rawlins	WY	1960	23	73.9%	180,000	0.1	19,638	$307	854	360,000
Total / Wtd. Avg.				4,965	84.3%	$145,000,000	100.0%	$14,686,930	$452	$2,958	$212,530,000

Geographic Distribution

State	# of Properties	# of Pads	% of Total Pads	Allocated Cut-off Date Whole Loan Amount	% Allocated Cut-off Date Whole Loan Amount	Appraised Value	Underwritten NOI	Underwritten NCF	% of Underwritten NCF	Debt Yield (NOI)	Debt Yield (NCF)	LTV
Colorado	6	1,352	27.2%	$81,838,750	56.4%	$110,600,000	$7,772,107	$7,697,420	52.4%	9.5%	9.4%	74.0%
Wyoming	11	1,132	22.8	27,017,500	18.6	41,230,000	3,174,506	3,130,069	21.3	11.7%	11.6%	65.5%
Texas	7	818	16.5	14,997,500	10.3	24,910,000	1,564,483	1,525,724	10.4	10.4%	10.2%	60.2%
Nebraska	5	1,299	26.2	14,077,500	9.7	23,290,000	1,694,053	1,611,255	11.0	12.0%	11.4%	60.4%
New Mexico	2	151	3.0	4,068,750	2.8	6,100,000	481,192	460,912	3.1	11.8%	11.3%	66.7%
Nevada	1	213	4.3	3,000,000	2.1	6,400,000	264,120	261,550	1.8	8.8%	8.7%	46.9%
Total / Wtd. Avg.	32	4,965	100.0%	$145,000,000	100.0%	$212,530,000	$14,950,460	$14,686,930	100.0%	10.3%	10.1%	68.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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ASCENTIA MHC PORTFOLIO

The following table presents certain information relating to historical leasing at the Ascentia MHC Portfolio Properties:

Historical Leased %(1)

2011	2012	2013	2014	TTM 3/31/2015
84.2%	84.3%	83.3%	83.6%	83.7%

(1)	As provided by borrowers and represents average occupancy as of December 31 for the specified year unless otherwise indicated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Ascentia MHC Portfolio Properties:

Cash Flow Analysis

	2011	2012	2013	2014	TTM 3/31/2015	Underwritten	Underwritten $ per pad
Base Rent	$20,085,736	$19,756,355	$20,969,788	$22,454,843	$22,895,881	$23,451,574	$4,723
Gross Up Vacancy	0	0	0	0	0	3,444,960	694
Utility Reimbursements(1)	1,116,856	1,604,195	1,827,977	1,709,844	1,662,129	1,662,129	335
Total Rent	$21,202,593	$21,360,550	$22,797,765	$24,164,687	$24,558,010	$28,558,663	$5,752
Vacancy & Credit Loss	(644,276)	(377,022)	(636,848)	(417,155)	(491,289)	(4,030,806)	(812)
Effective Gross Income	$20,558,317	$20,983,528	$22,160,917	$23,747,531	$24,066,721	$24,527,857	$4,940
Other Income(2)	523,336	809,640	1,044,181	1,378,111	1,460,396	1,460,396	294
Total Revenue	$21,081,653	$21,793,168	$23,205,098	$25,125,643	$25,527,117	$25,988,254	$5,234

Utilities	$2,788,693	$2,665,909	$2,966,917	$3,193,235	$3,204,021	$3,204,021	$645
Payroll	2,725,248	3,043,013	2,659,616	2,868,021	2,986,990	3,100,356	624
Repairs & Maintenance	1,349,487	1,447,723	1,593,097	1,409,986	1,478,595	1,478,595	298
General and Administrative	1,549,834	1,395,180	1,002,228	992,600	994,463	994,463	200
Management Fee	838,704	861,290	937,442	995,550	1,014,935	1,039,530	209
Real Estate Taxes	879,470	792,836	898,746	879,903	868,924	983,704	198
Insurance	243,355	324,375	263,144	259,429	259,305	237,125	48
Total Operating Expenses	$10,374,792	$10,530,326	$10,321,190	$10,598,724	$10,807,232	$11,037,793	$2,223

Net Operating Income	$10,706,861	$11,262,842	$12,883,908	$14,526,918	$14,719,885	$14,950,460	$3,011
Capital Expenditures	0	0	0	0	0	263,530	53
Net Cash Flow	$10,706,861	$11,262,842	$12,883,908	$14,526,918	$14,719,885	$14,686,930	$2,958

(1)	Represents utility reimbursements including water/sewer, gas/electricity, and trash removal.
(2)	Other Income represents (i) late fees, reimbursements, application fees, forfeiture income, pet fees and miscellaneous fees ($1,117,569) and (ii) commercial, storage and ancillary income ($342,827).

■	Appraisal. According to the appraisals dated from May 11, 2015 to May 23, 2015, and a portfolio value letter dated June 19, 2015, the Ascentia MHC Portfolio Properties had an “as-is” portfolio value of $228,370,000, which represents the appraised value for the Ascentia MHC Portfolio Properties as a whole, as compared to the aggregate “as-is” appraised value of $212,530,000 for the 32 individual Ascentia MHC Portfolio Properties.

■	Environmental Matters. According to the Phase I environmental reports, each dated May 19, 2015, there were no recommendations for further action other than, with respect to certain of the Ascentia MHC Portfolio Properties, radon remediation and Operations and Maintenance plans for asbestos and/or lead-based paint.

■	The Borrowers. Each of the 30 borrowers under the Ascentia MHC Portfolio Loan is a single-purpose Delaware limited liability company. Of the 30 borrowers under the Ascentia MHC Portfolio Loan, 28 of such borrowers own one property each and two borrowers own two properties each. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Ascentia MHC Portfolio Loan. The borrowers of the Ascentia MHC Portfolio Loan are indirectly owned by Ascentia Real Estate Holding Company, LLC. The guarantors of the non-recourse carveouts under the Ascentia MHC Portfolio Loan are John J. Eberle, Boris B Vukovich and Ascentia Real Estate Holding Company, LLC.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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ASCENTIA MHC PORTFOLIO

■	Escrows. On the origination date, the borrowers funded aggregate reserves of $1,406,982 with respect to the Ascentia MHC Portfolio Properties, comprised of: (i) $344,296 for real estate taxes; (ii) $284,344 for insurance premiums; (iii) $775,343 for deferred maintenance and (iv) $3,000 to cap a well at the Valley Ridge Property.

In addition, on each monthly due date, the borrowers are required to fund the following reserves with respect to the Ascentia MHC Portfolio Properties: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; initially $86,074; (ii) if the insurance policies are not an approved blanket policy, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums; over the then succeeding twelve month period; initially $25,849; and (iii) a replacement reserve in the amount of $21,961.

Further, on each monthly due date during the continuance of an Ascentia MHC Portfolio Trigger Period, an excess cash reserve account is required as described below under “Lockbox and Cash Management” below.

An “Ascentia MHC Portfolio Trigger Period” means a period commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Ascentia MHC Portfolio Loan documents, (ii) the debt yield being less than 8.0%, or (iii) the debt service coverage ratio being less than 1.20x, and expiring upon, with respect to any Ascentia MHC Portfolio Trigger Period commenced in connection with (i) above, the cure of such event of default; with respect to any Ascentia MHC Portfolio Trigger Period commenced in connection with (ii) above, the debt yield being equal to or greater than 8.5% for two consecutive calendar quarters; and with respect to any Ascentia MHC Portfolio Trigger Period commenced in connection with (iii) above, the debt service coverage ratio being equal to or greater than 1.25x for two consecutive calendar quarters.

■	Lockbox and Cash Management. The Ascentia MHC Portfolio Loan is structured with a springing lockbox. Upon the first occurrence of an Ascentia MHC Portfolio Trigger Period, the Ascentia MHC Portfolio Loan documents require all revenues generated by the Ascentia MHC Portfolio Properties to be deposited into a restricted account under the sole dominion and control of the lender (the “Ascentia MHC Portfolio Restricted Account”) upon receipt by any borrower or manager, and in no event later than two business days thereafter. Until such time as an Ascentia MHC Portfolio Trigger Period has occurred, all funds in the Ascentia MHC Portfolio Restricted Account will be transferred each business day to or at the direction of the borrowers. Upon the occurrence of the first Ascentia MHC Portfolio Trigger Period, the lender, on behalf of the borrowers will establish a cash management account. On each monthly due date during the continuance of an Ascentia MHC Portfolio Trigger Period, all amounts in the Ascentia MHC Portfolio Restricted Account are swept on each business day to the cash management account. During the continuance of an Ascentia MHC Portfolio Trigger Period, funds held in the cash management account after payment of debt service, required reserves and budget operating expenses are required to be held in an excess cash reserve as additional security for the Ascentia MHC Portfolio Loan. Upon the occurrence and during the continuance of an event of default under the Ascentia MHC Portfolio Loan, the lender may apply any funds in the cash management account to amounts payable under the Ascentia MHC Portfolio Loan and/or toward the payment of expenses of the Ascentia MHC Portfolio Properties, in such order of priority as the lender may determine.

■	Affiliates. Certain mobile homes at the individual Ascentia MHC Portfolio Properties are or may in the future be owned by certain affiliates of the borrowers (each such affiliate, the “Affiliated Owner”). The occupants of such mobile homes pay a separate rent for (i) the pads (which rents are property of the applicable borrower) and (ii) the mobile homes (which rents are property of the Affiliated Owner). The borrowers, the Affiliated Owner, the borrower-affiliated property manager (“Affiliated Manager”), and the lender entered into an agreement which provides that, in the event a tenant remits the pad site rents and the mobile home rents in a single combined payment or into a single account, the Affiliated Manager is required to deposit the single combined payment into its operating account maintained by the Affiliated Manager. The borrower, Affiliated Manager and Affiliated Owner, as applicable, are required to (i) account for rents in such a manner that pad site rents owed to the borrower are readily ascertainable and identifiable as separate and apart from mobile home rents owed to Affiliated Owner; (ii) remit the pad site rents to the mortgagor’s restricted account within two days of receipt; and (iii) during an Ascentia MHC Portfolio Trigger Period or after the bankruptcy of Affiliated Manager or Affiliated

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

35

ASCENTIA MHC PORTFOLIO

Owner, send written notices to tenants with instructions to remit separate payments for the mobile home rents to Affiliated Owner into a separate account held by Affiliated Owner or Affiliated Manager (such notices are to be sent each time a tenant makes a single combined payment until such tenant complies).

■	Property Management. The Ascentia MHC Portfolio Properties are currently managed by Ascentia Real Estate Investment Company, an affiliate of the borrowers, pursuant to 32 property-specific management agreements. Under the Ascentia MHC Portfolio Loan documents, the Ascentia MHC Portfolio Properties may not be managed by any other party, other than a management company approved by the lender, which approval may be conditioned on the receipt of a Rating Agency Confirmation. Upon the occurrence of an event of default under the Ascentia MHC Portfolio Loan, a default by the property manager under the management agreement beyond any applicable cure period or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrowers to replace the property manager with a new property manager approved by the lender, which approval may be conditioned on the receipt of a Rating Agency Confirmation.

■	Release of Collateral. Provided no event of default is then continuing under the Ascentia MHC Portfolio Loan, at any time prior to the maturity date and after the date that is the earlier of the second anniversary of securitization of the last portion of the Ascentia MHC Portfolio Whole Loan and the fourth anniversary of the origination of the Ascentia MHC Portfolio Loan, the borrowers may obtain the release of one or more of the Ascentia MHC Portfolio Properties (other than any of the Eagle River, Foxridge Farm or River Valley properties, which may not be released) from the liens of the Ascentia MHC Portfolio Loan documents, subject to the satisfaction of certain conditions, including, among others: (i) delivery of defeasance collateral in an amount equal to the greater of 120% of the allocated loan amount for each Ascentia MHC Portfolio Property being released and 85% of the net sales proceeds for the Ascentia MHC Portfolio Property being released; (ii) after giving effect to the release, the debt service coverage ratio for the remaining Ascentia MHC Portfolio Properties is no less than the greater of (a) 1.70x and (b) the debt service coverage ratio immediately prior to the release (without giving effect to the proposed release of one or more of the Ascentia MHC Portfolio Properties); (iii) after giving effect to the release, the loan-to-value ratio for the remaining Ascentia MHC Portfolio Properties is no greater than the lesser of (a) 68.2% and (b) the loan-to-value ratio immediately prior to the release (without giving effect to the proposed release of one or more of the Ascentia MHC Portfolio Properties); (iv) after giving effect to the release, the debt yield for the remaining Ascentia MHC Portfolio Properties is no less than the greater of (a) 10.13% and (b) the debt yield immediately prior to the release (without giving effect to the proposed release of one or more of the Ascentia MHC Portfolio Properties); (v) delivery of a Rating Agency Confirmation; and (vi) delivery of a REMIC opinion and a new non-consolidation opinion with respect to the successor defeasance borrower.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Ascentia MHC Portfolio Properties, plus twelve (12) months of business interruption coverage in an amount equal to 100% of the projected gross income from the Ascentia MHC Portfolio Properties (on an actual loss sustained basis) for a period continuing until the restoration of the Ascentia MHC Portfolio Properties are completed. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors— Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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37

FIG GARDEN VILLAGE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

38

FIG GARDEN VILLAGE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

39

FIG GARDEN VILLAGE

CARTIFACT
Fig Garden Village
632-770 West Shaw Avenue
and 5056-5128 North Palm Avenue
Fresno, CA 93704
Modesto
Turlock
Mariposa
Merced
Fresno
Orosi
Visalia
Hanford
Coalinga
Corcoran
Porterville
San Lucas
Avenal
Delano
Fresno
Clovis
BULLARD
HOOVER
WOODWARD PARK
DOWNTOWN
California State University -Fresno
FRESNO YOSEMITE INTERNATIONAL AIRPORT
FRESNO CHANDLER DOWNTOWN AIRPORT
SIERRA SKY PARK AIRPORT
Children's Hospital
Fresno Heart & Surgical Hospital
Kaiser Permanente Medical Center
St Agnes Hospital
Community Regional Medical Center
Villagio Shopping Center
The Shops At River Park
Marketplace At River Park
River Park Shopping Center
Savemart @ Ballard
Burlington Plaza
Trader Joe's Center
Northgate Shopping Center
Fashion Fair Mall
Winepress Shopping Center
Thrifty Plaza
West Shaw Acres
Walmart Nw Center
The Center Fresno
Arbor-broadway Faire
The Shaw Marketplace
Island Waterpark
Bulldog Stadium
Sierra Vista Mall
Ashlan Park
Blackbeard's Family Entertnmnt Center
Manchester Center
Westlan Shopping Center
Fresno City College
Chukchansi Park
Fresno Pacific University
Willow International Center
E COPPER AVE
E SHEPHERD AVE
E NEES AVE
E HERNDON AVE
W HERNDON AVE
E BULLARD AVE
W BULLARD AVE
E SHAW AVE
W SHAW AVE
SHAW AVE
W ASHLAN AVE
E ASHLAN AVE
ASHLAN AVE
E SHIELDS AVE
W CLINTON AVE
W MCKINLEY AVE
E MCKINLEY AVE
W BELMONT AVE
E BELMONT AVE
E VENTURA AVE
E KINGS CANYON RD
W WHITES BRIDGE RD
W CALIFORNIA AVE
N BLACKSTONE AVE
N CEDAR AVE
N WILLOW AVE
N CLOVIS AVE
N PALM AVE
N WEST AVE
N MARKS AVE
N BRAWLEY AVE
N POLK AVE
N WEBER AVE
N GOLDEN STATE BLVD
N VAN NESS AVE
N FIRST ST
N FRIANT RD
E CHAMPLAIN DR
W FIGARDEN DR
N CHESTNUT AVE
S PEACH AVE
S CEDAR AVE
S CHESTNUT AVE
FOWLER AVE
N FOWLER AVE
N MINNEWAWA AVE
Riverbend Golf Club
Copper River Country Club
Ft Washington Golf & Country Club
Woodward Park
Fig Garden Golf Club
San Joaquin Country Club
Ironwood Golf Course
Clovis Cemetery
Rotary Sports Center
Einstein Park
Victoria West Community Park
Fresno Chaffee Zoo
Belmont Memorial Park
St Peters Cemetery
Fresno Memorial Gardens
Sunnyside Country Club
41
99
168
180
5
33
198
46
65
101

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

40

FIG GARDEN VILLAGE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Fresno, California	Cut-off Date Principal Balance		$74,200,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$246.10
Size (SF)	301,501	Percentage of Initial Pool Balance		7.4%
Total Occupancy as of 4/1/2015(1)	92.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/1/2015(1)	92.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	1956 / 2007	Mortgage Rate		4.13550%
Appraised Value	$107,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$9,532,223
Underwritten Expenses	$3,022,008	Escrows
Underwritten Net Operating Income (NOI)	$6,510,215		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,122,400	Taxes	$327,676	$109,225
Cut-off Date LTV Ratio	69.3%	Insurance	$0	$0
Maturity Date LTV Ratio	63.1%	Replacement Reserve(2)	$0	$0
DSCR Based on Underwritten NOI / NCF	1.51x / 1.42x	TI/LC(3)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.3%	Other(4)	$669,305	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$74,200,000	69.0%	Purchase Price	$106,100,000	98.7%
Principal’s New Cash Contribution	33,280,166	31.0	Reserves	996,981	0.9
			Closing Costs	383,185	0.4

Total Sources	$107,480,166	100.0%	Total Uses	$107,480,166	100.0%

(1)	Total Occupancy and Owned Occupancy include 6,562 SF for two tenants (Active Ride and Lululemon) that have executed leases, but have not yet opened for business or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as expected or at all. Total Occupancy and Owned Occupancy excluding these two tenants are both 90.7%.

(2)	Monthly replacement reserves are springing and capped at $144,720. See “—Escrows” below.

(3)	Monthly TI/LC reserves are springing and capped at $150,751. See “—Escrows” below.

(4)	Other reserve represents an unfunded obligations reserve for unfunded tenant allowances and leasing commissions. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Fig Garden Village Loan”) is evidenced by a note in the original principal amount of $74,200,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a retail property located in Fresno, California (the ”Fig Garden Village Property”). The Fig Garden Village Loan was originated by Goldman Sachs Mortgage Company on June 3, 2015 and represents approximately 7.4% of the Initial Pool Balance. The note evidencing the Fig Garden Village Loan has a principal balance as of the Cut-off Date of $74,200,000 and an interest rate of 4.13550% per annum. The borrower utilized the proceeds of the Fig Garden Village Loan to acquire the Fig Garden Village Property, fund reserves and pay origination costs.

The Fig Garden Village Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Fig Garden Village Loan requires monthly payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the Fig Garden Village Loan over a 30-year amortization schedule. The scheduled maturity date of the Fig Garden Village Loan is the due date in June 2025. Voluntary prepayment of the Fig Garden Village Loan is prohibited prior to the due date in March 2025. Provided that no event of default under the Fig Garden Village Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Fig Garden Village Property is a 301,501 SF grocery-anchored, open-air lifestyle center located in Fresno, California. The Fig Garden Village Property consists of 15 separate buildings spread across approximately 26 acres. It was constructed in 1956 and was most recently renovated in 2007. The Fig Garden Village Property is anchored by Whole Foods Market and CVS, and additional tenants include Talbots Woman, Pottery Barn and Elbow Room. The Fig Garden Village Property has approximately 85 stores and restaurants, including Lululemon, J.Crew, Williams-Sonoma, Bath & Body Works, Coach, Starbucks and Eddie Bauer. The Fig Garden Village Property generates comparable in-line (<10,000 SF) sales of $398 per SF and has a comparable in-line occupancy cost of 9.8%. As of April 1, 2015, Total Occupancy and Owned Occupancy for the Fig Garden Village Property were both 92.8%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

41

FIG GARDEN VILLAGE

The following table presents certain information relating to the anchor and junior anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Fig Garden Village Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options

Anchors
Whole Foods Market	NR / NR / BBB-	30,819	10.2%	Yes	$740,786	$24.04	9/30/2020	$945	2.5%	4, 5-year options
Total Anchors		30,819	10.2%

Jr. Anchors
CVS	NR / Baa1 / BBB+	23,244	7.7%	Yes	$643,138	$27.67	4/30/2019	$424	6.5%	3, 5-year options
Pottery Barn	NR / NR / NR	12,500	4.1	Yes	$443,653	$35.49	1/31/2019	$394	9.0%	2, 6-year options
Elbow Room	NR / NR / NR	11,592	3.8	Yes	$302,429	$26.09	7/31/2022	$405	6.3%	NA
Talbots Woman	NR / NR / B-	10,372	3.4	Yes	$427,746	$41.24	5/31/2020	$190	21.1%	2, 5-year options
Total Jr. Anchors		57,708	19.1%

Total In-line		173,660	57.6%	Yes	$6,118,547	$35.23
Total Office		33,181	11.0%	Yes	$583,054	$17.57
Total Storage		1,582	0.5%	Yes	$32,004	$20.23
Total Kiosk		224	0.1%	Yes	$16,429	$73.35
Total Outparcels		4,327	1.4%	Yes	$174,437	$40.31
Total Owned SF		301,501	100.0%
Total SF		301,501	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	TTM sales as of March 31, 2015.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Fig Garden Village Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Pottery Barn	NR / NR / NR	12,500	4.1%	$443,653	6.4%	$35.49	1/31/2019	$394	9.0%	2, 6-year options
CVS	NR / Baa1 / BBB+	23,244	7.7	417,660	6.0	17.97	4/30/2019	$424	6.5%	3, 5-year options
Whole Foods Market	NR / NR / BBB-	30,819	10.2	365,225	5.3	11.85	9/30/2020	$945	2.5%	4, 5-year options
Talbots Woman	NR / NR / B-	10,372	3.4	314,894	4.6	30.36	5/31/2020	$190	21.1%	2, 5-year options
Elbow Room	NR / NR / NR	11,592	3.8	175,920	2.5	15.18	7/31/2022	$405	6.3%	NA
Chico’s	NR / NR / NR	4,500	1.5	171,000	2.5	38.00	1/31/2017	$499	9.8%	2, 5-year options
Patrick James W. Coast Classic	NR / NR / NR	4,726	1.6	169,399	2.4	35.84	1/31/2021	$445	10.7%	NA
Spa & Salon at Fig Garden	NR / NR / NR	7,361	2.4	163,414	2.4	22.20	12/31/2018	$204	15.4%	NA
Banana Republic, LLC	BBB- / Baa3 / BBB-	9,000	3.0	162,000	2.3	18.00	4/30/2016	$216	12.7%	3, 5-year options
J.Crew	NR / NR / B-	5,482	1.8	153,496	2.2	28.00	1/31/2017	$354	10.7%	2, 5-year options
Ten Largest Owned Tenants		119,596	39.7%	$2,536,661	36.7%	$21.21
Remaining Owned Tenants		160,328	53.2	4,380,039	63.3	27.32
Vacant Spaces (Owned Space)		21,577	7.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		301,501	100.0%	$6,916,699	100.0%	$24.71

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	TTM sales as of March 31, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

42

FIG GARDEN VILLAGE

The following table presents certain information relating to the lease rollover schedule at the Fig Garden Village Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	2,961	1.0%	1.0%	$59,469	0.9%	$20.08	3
2015	7,422	2.5	3.4%	152,996	2.2	20.61	7
2016	32,317	10.7	14.2%	713,022	10.3	22.06	12
2017	54,754	18.2	32.3%	1,424,552	20.6	26.02	19
2018	24,636	8.2	40.5%	720,492	10.4	29.25	11
2019	55,978	18.6	59.1%	1,380,562	20.0	24.66	11
2020	50,607	16.8	75.8%	1,118,538	16.2	22.10	8
2021	14,468	4.8	80.6%	438,392	6.3	30.30	4
2022	13,462	4.5	85.1%	231,085	3.3	17.17	2
2023	5,526	1.8	86.9%	150,318	2.2	27.20	2
2024	8,166	2.7	89.7%	238,274	3.4	29.18	3
2025	5,300	1.8	91.4%	159,000	2.3	30.00	2
2026 & Thereafter	4,327	1.4	92.8%	130,000	1.9	30.04	1
Vacant	21,577	7.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	301,501	100.0%		$6,916,699	100.0%	$24.71	85

(1)	Calculated based on the approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Fig Garden Village Property:

Historical Leased %(1)

	2012	2013	2014
Owned Space	94.0%	95.5%	93.9%

(1)	As provided by the borrower, and represents occupancy as of December 31 for the indicated year.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Fig Garden Village Property:

Cash Flow Analysis(1)

	2013	2014	TTM 4/30/2015	Underwritten	Underwritten $ per SF
Base Rent(2)(3)	$6,265,811	$6,484,206	$6,576,253	$6,916,699	$22.94
Overage/Percentage Rent	201,816	253,085	238,910	173,781	0.58
Kiosks/Temporary/Specialty	0	0	0	50,000	0.17
Gross Up Vacancy	0	0	0	706,311	2.34
Total Rent	$6,467,627	$6,737,291	$6,815,163	$7,846,791	$26.03
Total Reimbursables	1,705,265	1,942,140	1,988,739	2,391,743	7.93
Vacancy & Credit Loss	32,552	(80,894)	(90,930)	(706,311)	(2.34)
Effective Gross Income	$8,205,444	$8,598,537	$8,712,972	$9,532,223	$31.62

Total Operating Expenses	$2,197,959	$2,385,287	$2,426,717	$3,022,008	$10.02

Net Operating Income	$6,007,485	$6,213,250	$6,286,255	$6,510,215	$21.59
TI/LC	0	0	0	245,171	0.81
Capital Expenditures	0	0	0	142,644	0.47
Net Cash Flow	$6,007,485	$6,213,250	$6,286,255	$6,122,400	$20.31

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent is based on contractual rents as of April 1, 2015 and rent steps through July 31, 2016.

(3)	Underwritten Base Rent includes tenants who pay rent based on a percentage of sales in lieu of base rent. The Underwritten Base Rent includes two tenants (Pottery Barn and White House Black Market) comprising 15,975 SF that paid rent based on a percentage of sales in lieu of base rent totaling $525,963.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

43

FIG GARDEN VILLAGE

■	Appraisal. According to the appraisal, the Fig Garden Village Property had an “as-is” appraised value of $107,000,000 as of May 13, 2015.

■	Environmental Matters. According to a Phase I environmental site assessment dated May 22, 2015 (“ESA”), an environmental consultant reported that prior dry cleaning activities at the Fig Garden Village Property resulted in contamination onsite and also may be impacting an offsite municipal water well. A Fixed Fee Environmental Service Agreement (“Remediation Agreement”) was entered into in 1998 between the property owner at that time and ARCADIS Geraghty & Miller, Inc. (“ARCADIS”, whose successor’s parent company, ARCADIS NV, is a publicly traded company) in which ARCADIS assumed responsibility for remediating the then-existing contamination, with no monetary cap or time limit, until regulatory closure was obtained in the form of a no further action letter. Following active remediation, the dry cleaning release has been in groundwater monitoring status. No further remediation currently is foreseen onsite. However, contamination levels in the off-site municipal water well have been increasing, although still below federal and state action levels. Under the Remediation Agreement, ARCADIS is responsible for the costs of any off-site municipal well-head treatment that is necessary in response to the offsite presence of contamination that is determined by the environmental authority to be the responsibility of the site. Accordingly, the ESA did not recommend any further investigation or other action by the owner of the Fig Garden Village Property. The borrower sponsor has provided an environmental guaranty that, in the event that ARCADIS should fail to complete its obligations under the Remediation Agreement, then the borrower sponsor would be liable for any damages to the extent not covered by the borrower or by environmental insurance. Additionally, the borrower sponsor purchased a $20.0 million environmental insurance policy at origination with a minimum term of 10 years. The policy will cover third party claims and remediation costs but not remediation costs for dry cleaning constituents in the groundwater commencing prior to the inception date of the policy and resulting from dry cleaning operations conducted at the Fig Garden Village Property. We cannot assure you that ARCADIS or the borrower sponsor will in fact fund any or all remaining required remediation to achieve regulatory closure, that the environmental insurance policy will cover all or any part of any claims that may arise, or that any governmental agency or private party will not bring any environmental claims or demands directly against the owner or any successor to the owner of the Fig Garden Village Property.

■	Market Overview and Competition. The Fig Garden Village Property is a grocery-anchored, open-air retail center in the Fresno, California market. Primary retail competition includes Fashion Fair Mall, an enclosed super-regional mall located 1.7 miles east of the Fig Garden Village Property, which generates estimated comparable in-line (<10,000 SF) sales of approximately $600 per SF and has an estimated occupancy of 99%; The Shops at River Park, a regional center located 3.3 miles north of the Fig Garden Village Property, which has an estimated occupancy of 95% and for which sales estimates are not available; Villagio Shopping Center, a lifestyle center located 3.7 miles north of the Fig Garden Village Property, which has an estimated occupancy of 100% and for which sales estimates are not available; Burlington Plaza, a community center located 1.6 miles northeast of the Fig Garden Village Property which has an estimated occupancy of approximately 98% and for which sales estimates are not available; and Winepress S.C., a community center located 2.1 miles west of the Fig Garden Village Property, which has an estimated occupancy of 77% and for which sales estimates are not available.

Competitive Set(1)

	Fig Garden Village	Fashion Fair Mall	The Shops at River Park	Villagio Shopping Center	Burlington Plaza	Winepress S.C.
Distance from Subject	-	1.7 miles	3.3 miles	3.7 miles	1.6 miles	2.1 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	1956	1970	1997	2002	1978	1987
Total GLA	301,501	1,055,437	677,252	203,268	395,059	310,650
Total Occupancy	92.8%	99%	95%	100%	98%	77%
Anchors & Jr. Anchors	Whole Foods Market, CVS, Talbots Woman, Pottery Barn, Elbow Room	Apple, Macy’s, JCPenney, Forever 21, Victoria’s Secret	Macy’s, Edward’s Cinema, REI, Cost Plus	Barnes & Noble, HomeGoods, Nordstrom Rack, DSW	Burlington Coat Factory, Target, Smart & Final	Target, Steinmart, Anna’s Linens, Big 5

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

44

FIG GARDEN VILLAGE

■	The Borrower. The borrower is RPI Fig Garden, LP, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Fig Garden Village Loan. Rouse Properties, LP (“Rouse”), an indirect owner of the borrower, is the non-recourse carveout guarantor under the Fig Garden Village Loan. Rouse is a publicly traded real estate investment trust headquartered in New York City. Rouse was formed as a spin-off from General Growth Properties in January 2012. Rouse’s portfolio includes 35 malls in 21 states, encompassing approximately 24.1 million SF of space. Rouse actively manages all of its properties, performing daily functions such as leasing, maintenance, marketing, and other promotional services.

■	Escrows. On the origination date, the borrower funded (i) a tax reserve of $327,676, (ii) a deferred maintenance reserve of $340,835 related to, among other things, roof repairs and repairs to comply with the Americans with Disabilities Act (replaced by a guaranty from the borrower sponsor at origination), and (iii) an unfunded obligations reserve of $669,305 related to unpaid tenant improvements and leasing commissions.

On each due date, the borrower will be required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes over the next succeeding 12-month period; provided, however, that reserve deposits for taxes are not required to the extent such taxes are paid by certain tenants and there is no continuing event of default under the Fig Garden Village Loan; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay insurance premiums over the then succeeding 12-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the Fig Garden Village Loan documents and there is no continuing event of default under the Fig Garden Village Loan; (iii) during a Fig Garden Village Cash Management Period, a tenant improvements and leasing commissions reserve in an amount equal to approximately $12,563 (subject to a cap of $150,751); and (iv) during a Fig Garden Village Cash Management Period, a capital expenditure reserve in the amount of approximately $12,060 (subject to a cap of $144,720).

In addition, on each due date during the continuance of a Fig Garden Village Cash Management Period other than such period caused solely as a result of a Fig Garden Village Lease Sweep Period, the Fig Garden Village Loan documents require a cash collateral subaccount as discussed under “—Lockbox and Cash Management” below.

■	Lockbox and Cash Management. The Fig Garden Village Loan is structured with a hard lockbox that is already in place. The Fig Garden Village Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account, and require that all rents (other than de minimis income not exceeding $50,000 per annum and sponsorship income) received by the borrower or the property manager be deposited into such lockbox account within three business days following receipt. For so long as no Fig Garden Village Cash Management Period under the Fig Garden Village Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a Fig Garden Village Cash Management Period, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis. On each due date during the continuance of a Fig Garden Village Cash Management Period, the Fig Garden Village Loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in (i) a cash collateral subaccount during the continuance of a Fig Garden Village Cash Management Period (other than as described in clause (ii) following this item) or (ii) a rollover reserve account during the continuance of a Fig Garden Village Cash Management Period caused by a Fig Garden Village Lease Sweep Period (up to an amount equal to the product of $10 times the SF leased by each Fig Garden Village Major Tenant relating to such Fig Garden Village Lease Sweep Period).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

45

FIG GARDEN VILLAGE

A “Fig Garden Village Cash Management Period” means any period (i) commencing as of June 2025 and ending upon the Fig Garden Village Loan and all other obligations under the Fig Garden Village Loan documents being paid in full, (ii) commencing upon an event of default under the Fig Garden Village Loan and ending upon such event of default being cured (as long as no other event of default is continuing), (iii) commencing upon the debt service coverage ratio (as calculated under the Fig Garden Village Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 1.15x and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio is equal to or greater than 1.20x, (iv) during the continuance of a Fig Garden Village Lease Sweep Period or (v) commencing upon the Whole Foods Market tenant discontinuing its business at its premises or giving notice of its intent to discontinue its business at its premises, and ending upon the entirety of the space covered by the Whole Foods Market lease being re-let with one or more tenants entered into in accordance with the terms of the Fig Garden Village Loan documents (and each such tenant is in occupancy and paying rent).

A “Fig Garden Village Lease Sweep Period” means the period commencing upon the occurrence of a Fig Garden Village Tenant Trigger Event and ending: (i) in the case of any Fig Garden Village Tenant Trigger Event, when an amount has been deposited into a special rollover reserve equal to $10 per SF of the related Fig Garden Village Major Tenant’s leased space; (ii) in the case of a Fig Garden Village Tenant Trigger Event solely under clauses (i), (ii) or (iii) of the definition of that term, if the tenant exercises its renewal or extension option or the related space has been leased pursuant to one or more replacement leases reasonably approved by the lender; (iii) in the case of a Fig Garden Village Tenant Trigger Event solely under clause (iv) of the definition of that term, if the related default has been cured; or (iv) in the case of a Fig Garden Village Tenant Trigger Event solely under clause (v) of the definition of that term, if the insolvency proceeding has terminated and the related lease has been affirmed.

“Fig Garden Village Tenant Trigger Event” means the date that (i) a Fig Garden Village Major Tenant fails to give notice of renewal of its lease pursuant to the lease, (ii) a Fig Garden Village Major Tenant surrenders, cancels or terminates its lease prior to the related expiration date, (iii) a Fig Garden Village Major Tenant (other than Whole Foods Market) discontinues its business (unless such tenant has an investment grade rating or continues to pay rent), (iv) a material monetary default under a Fig Garden Village Major Tenant lease (or other default where the borrower has a termination right) occurs or (v) certain insolvency proceedings involving a Fig Garden Village Major Tenant have commenced.

A “Fig Garden Village Major Tenant” is (i) the Whole Foods Market tenant and each other tenant that leases more than 30,000 SF of space at the Fig Garden Village Property (including space leased by any affiliate of such tenant), (ii) any tenant that has a purchase option with respect to all or any portion of its leased space or (iii) any tenant that is a borrower affiliate.

■	Property Management. The Fig Garden Village Property is currently self-managed. There is currently no property management agreement for the Fig Garden Village Property. Under the Fig Garden Village Loan documents, the Fig Garden Village Property is required to remain self-managed or managed by (i) Rouse Properties, Inc., (ii) a property management company meeting certain experience and leasing requirements under the Fig Garden Village Loan documents or (iii) any other property manager consented to by the lender. If the borrower enters into a management agreement, the lender has the right to replace, or require the borrower to replace, the property manager with a property manager acceptable to the lender in the lender’s reasonable discretion (i) during the continuance of an event of default under the Fig Garden Village Loan, (ii) upon the gross negligence, malfeasance or willful misconduct of the property manager, (iii) during the continuance of a default by the property manager under the management agreement (after the expiration of any applicable grace and/or cure periods) or (iv) upon the commencement of certain insolvency events with respect to the property manager. In the event a replacement manager is appointed (subject to standard lender approvals), the newly created management agreement would be subordinate to the Fig Garden Village Loan and would be subject to a fee cap of 3.5% of effective gross income.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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FIG GARDEN VILLAGE

■	Release of Collateral. At any time on or after the first due date following the second anniversary of the securitization Closing Date, the borrower is permitted to obtain the release of a non-income producing vacant portion of the Fig Garden Village Property, subject to the satisfaction of certain conditions, including that: (i) no event of default under the Fig Garden Village Loan is then continuing and the release will not cause an event of default to occur, (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the Fig Garden Village Loan documents) for the remaining portion of the Fig Garden Village Property is at least 1.67x, (iii) after giving effect to the release, the loan-to-value ratio (as calculated under the Fig Garden Village Loan documents) for the remaining portion of the Fig Garden Village Property is no greater than 60.3%, and (iv) the borrower delivers a REMIC opinion.

■	Terrorism Insurance. The borrower is required to obtain and maintain coverage as part of its property insurance policy (or as stand-alone coverage) against loss or damage by terrorist acts in an amount equal to the full replacement cost of the Fig Garden Village Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the six months following restoration and general liability and excess liability/umbrella coverage), provided that such coverage is available. Notwithstanding the foregoing, if TRIPRA or any successor or equivalent replacement acts are ever not in effect, then with respect to any such stand-alone policy covering terrorist acts, the borrower will not be required to pay any insurance premiums solely with respect to such terrorism coverage in excess of two times the amount of the premiums that the borrower paid for the portion of property and casualty insurance required under the Fig Garden Village Loan documents (the ”Fig Garden Village Terrorism Premium Cap”), and if the cost of terrorism insurance exceeds such amount, then, at the lender’s option, the lender may (i) purchase such stand-alone terrorism policy, with the borrower paying the portion of the insurance premium that equals the Fig Garden Village Terrorism Premium Cap and the lender paying the remaining portion of the insurance premium or (ii) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premium payable with respect to such stand-alone terrorism policy to the Fig Garden Village Terrorism Premium Cap. The required terrorism insurance may be included in a blanket policy, provided that the policy will provide the same protection as a separate policy insuring only the Fig Garden Village Property. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

47

BASSETT PLACE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

48

BASSETT PLACE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

49

BASSETT PLACE

MAP © 2015 CARTIFACT | DATA © OSM
CARTIFACT
Franklin Mountains State Park
BIGGS ARMY AIRFIELD
SERGEANT MAJOR BOULEVARD
Fort Bliss
EL PASO INTERNATIONAL AIRPORT
GLOBAL REACH DRIVE
Bassett Place
6101 Gateway Boulevard West
El Paso, TX 79925
NORTH PIEDRAS STREET
ALABAMA STREET
GOVERNMENT HILL
TROWBRIDGE DRIVE
MONTANA AVE
EDGEMERE BLVD
Lone Star Golf Club
MCRAE BOULEVARD
NORTH LEE TREVINO DRIVE
Eastwood Park
MONTCLAIR
GOLDEN HILL
The University of Texas - El Paso
SAN JUAN
Cielo Vista Mall
Fountains at Farah
MONTWOOD DRIVE
El Paso
DELTA DRIVE
COLLINGSWORTH
BNSF INTERMODAL TERMINAL
BOTA PORT OF ENTRY
Ascarate Golf Course
UNION PACIFIC INTERMODAL TERMINAL
STANTON ST PORT OF ENTRY
Ciudad Juarez
NORTH LOOP DRIVE
NORTH YARBROUGH DRIVE
UNITED STATES (TEXAS)
MEXICO
YSELETA PORT OF ENTRY
UTAH
COLORADO
Flagstaff
Albuquerque
ARIZONA
NEW MEXICO
Phoenix
Tucson
Las Cruces
TEXAS
MEXICO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

50

BASSETT PLACE

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	El Paso, Texas		Cut-off Date Principal Balance		$65,500,000
Property Type	Retail		Cut-off Date Principal Balance per SF		$110.01
Size (SF)	595,412		Percentage of Initial Pool Balance		6.5%
Total Occupancy as of 6/3/2015(1)	98.5%		Number of Related Mortgage Loans		None
Owned Occupancy as of 6/3/2015(1)	98.1%		Type of Security		Fee Simple
Year Built / Latest Renovation	1962 / 2004-2005, 2007		Mortgage Rate		4.39850%
Appraised Value	$89,165,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		360
			Original Interest Only Period (Months)		36
Underwritten Revenues	$10,098,176
Underwritten Expenses	$3,724,745		Escrows
Underwritten Net Operating Income (NOI)	$6,373,431			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,933,425		Taxes	$450,619	$75,103
Cut-off Date LTV Ratio(2)	65.0%		Insurance	$0	$0
Maturity Date LTV Ratio(3)	60.1%		Replacement Reserve	$0	$11,525
DSCR Based on Underwritten NOI / NCF	1.62x / 1.51x		TI/LC(4)	$0	$25,000
Debt Yield Based on Underwritten NOI / NCF	9.7% / 9.1%		Other(5)	$7,770,861	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$65,500,000	100.0%	Loan Payoff	$56,339,563	86.0%
			Reserves	8,221,480	12.6
			Closing Costs	857,971	1.3
			Principal Equity Distribution	80,986	0.1

Total Sources	$65,500,000	100.0%	Total Uses	$65,500,000	100.0%

(1)	Total Occupancy and Owned Occupancy include 38,585 SF of space for five tenants (Dave & Buster’s, Sansei Japan, Chinese Gourmet, Sbarro’s and Subway) that have executed leases but have not yet taken occupancy or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as expected or at all. Total Occupancy and Owned Occupancy excluding the five tenants described above are 91.7% and 93.3%, respectively, as of June 3, 2015.
(2)	The Cut-off Date LTV Ratio is calculated based on the Cut-off Date Principal Balance ($65,500,000) less a $7,539,861 holdback associated with Dave & Buster’s and food court renovations for which $5,376,901 and $2,162,960, respectively, has been reserved. The Cut-off Date LTV Ratio, calculated without adjusting for these holdbacks, is 73.5%.
See “—Escrows” below.
(3)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $95,200,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $89,165,000, is 64.2%. See “—Appraisal” below.
(4)	The TI/LC reserve is capped at $600,000. See “—Escrows” below.
(5)	Other reserve represents unfunded obligations related to Dave & Buster’s ($5,376,901), food court renovations and related tenant improvement, leasing commissions and rent holdbacks ($2,162,960) and Petco ($231,000). See “—Escrows” below.

■    The Mortgage Loan. The mortgage loan (the “Bassett Place Loan”) is evidenced by a note in the original principal amount of $65,500,000, secured by a first mortgage encumbering the fee simple interest in a retail property located in El Paso, Texas (the “Bassett Place Property”). The Bassett Place Loan was originated by Goldman Sachs Mortgage Company on June 9, 2015 and represents approximately 6.5% of the Initial Pool Balance. The note evidencing the Bassett Place Loan has a principal balance as of the Cut-off Date of $65,500,000 and an interest rate of 4.39850% per annum. The borrower utilized the proceeds of the Bassett Place Loan to refinance the existing debt on the Bassett Place Property, return equity to the borrower sponsor, fund reserves and pay origination costs.

The Bassett Place Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Bassett Place Loan requires monthly payments of interest only for the initial 36 months, followed by monthly payments of interest and principal sufficient to amortize the Bassett Place Loan over a 30-year amortization schedule. The scheduled maturity date is the due date in July 2025. Voluntary prepayment of the Bassett Place Loan is prohibited prior to April 6, 2025. Provided that no event of default under the Bassett Place Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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BASSETT PLACE

■    The Mortgaged Property. The Bassett Place Property is comprised of 595,412 SF of a 736,151 SF retail center located in El Paso, Texas at the intersection of Interstate 10 and Geronimo Drive. The Bassett Place Property was originally constructed in 1962 as a regional mall and over the years has been re-positioned as a power center with big box retailers. The borrower acquired the Bassett Place Property in 2003 and completed renovations in 2007. The Bassett Place Property is anchored by Costco (not included in collateral), Target (ground leased), Kohl’s (ground leased), Premiere Cinema (IMAX), Conn’s, Ross Dress for Less and Dave & Buster’s. Other tenants include Marshall’s, Office Depot, Shoe Carnival, Petco and Dollar Tree. Costco (not included in collateral) opened in 2003, Premiere Cinema (IMAX) opened in 2007 (replacing in-line space), Kohl’s opened in 2009 (completely renovated its space), Conn’s opened in 2012 (replacing in-line space) and Dave & Buster’s is expected to open in November or December 2015 (replacing in-line and food court space). As of June 3, 2015, Total Occupancy and Owned Occupancy were 98.5% and 98.1%, respectively.

The following table presents certain information relating to the anchor and junior tenants (of which, certain tenants may have co-tenancy provisions) at the Bassett Place Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Costco	A+ / A1 / A+	140,739	19.1%	No	NA	NA	NA	NA	NA	NA
Target (GL)(3)	A- / A2 / A	117,380	15.9	Yes	$724,471	$6.17	1/31/2020	NA	NA	5, 5-year options
Kohl’s (GL)(4)	BBB+ / Baa1 / BBB	83,130	11.3	Yes	$186,636	$2.25	1/31/2017	$133.10	1.7%	4, 10-year options
Premiere Cinema (IMAX)	NR / NR / NR	61,028	8.3	Yes	$1,152,832	$18.89	10/31/2023	$328,979	19.5%	2, 5-year options
Conn’s	NR / Ba3 / B	47,005	6.4	Yes	$676,360	$14.39	12/31/2022	NA	NA	3, 5-year options
Ross Dress for Less	NR / A3 / A-	36,250	4.9	Yes	$614,215	$16.94	1/31/2021	$646.91	2.6%	2, 5-year options
Dave & Buster’s(5)	NR / NR / NR	35,933	4.9	Yes	$835,442	$23.25	11/30/2030	NA	NA	3, 5-year options
Total Anchors		521,465	70.8%

Jr. Anchors
Marshall’s	NR / A3 / A+	29,610	4.0%	Yes	$433,631	$14.64	9/30/2018	$380.71	3.8%	2, 5-year options
Office Depot	NR / B2 / B-	22,750	3.1	Yes	$372,708	$16.38	1/31/2018	$282.31	5.8%	1, 5-year option
Shoe Carnival	NR / NR / NR	13,751	1.9	Yes	$234,566	$17.06	5/31/2022	NA	NA	2, 5-year options
Petco	NR / B3 / B	12,000	1.6	Yes	$276,000	$23.00	1/31/2026	NA	NA	2, 5-year options
Dollar Tree	NR / Ba2 / BB	11,327	1.5	Yes	$192,418	$16.99	3/31/2017	NA	NA	3, 5-year options
Total Jr. Anchors		89,438	12.1%

Occupied In-line		80,783	11.0%		$3,265,136	$40.42
Occupied Outparcel		23,724	3.2%		$533,309	$22.48
Other(6)		9,662	1.3%		$207,959	$21.52
Vacant Spaces		11,079	1.5%		$0	$0.00
Total Owned SF		595,412	80.9%
Total SF		736,151	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales figures for Ross Dress for Less, Marshall’s and Office Depot are for the year ending December 31, 2014. Sales for other tenants are for the trailing 12-months ending March 31, 2015.
(3)	Target (GL) is a ground lease tenant. The borrower sponsor owns the land, and the tenant owns the improvements.
(4)	Kohl’s (GL) is a ground lease tenant. The borrower sponsor owns the land, and the tenant owns the improvements.
(5)	Dave & Buster’s has signed a lease and will commence paying rent once they are open for business which is expected to be in November or December 2015. The expiration date shown (11/30/2030) assumes the tenant will open in November 2015. We cannot assure you that the tenant will take occupancy or begin paying rent as expected or at all.
(6)	Other represents temporary tenants, kiosks, vending machines and an ATM.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Bassett Place Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost	Renewal / Extension Options
Premiere Cinema (IMAX)	NR / NR / NR	61,028	10.2%	$961,191	14.1%	$15.75	10/31/2023	$328,979	19.5%	2, 5-year options
Dave & Buster’s(3)	NR / NR / NR	35,933	6.0	664,761	9.8	18.50	11/30/2030	NA	NA	3, 5-year options
Target (GL)(4)	A / A2 / A	117,380	19.7	464,188	6.8	3.95	1/31/2020	NA	NA	5, 5-year options
Ross Dress for Less	NR / A3 / A	36,250	6.1	453,125	6.7	12.50	1/31/2021	$646.91	2.6%	2, 5-year options
Conn’s	NR / Ba3 / B	47,005	7.9	437,147	6.4	9.30	12/31/2022	NA	NA	3, 5-year options
Marshall’s	AA / A3 / A	29,610	5.0	281,295	4.1	9.50	9/30/2018	$380.71	3.8%	2, 5-year options
Office Depot	BB / B2 / B	22,750	3.8	278,688	4.1	12.25	1/31/2018	$282.31	5.8%	1, 5-year option
Petco	NR / B3 / B	12,000	2.0	222,000	3.3	18.50	1/31/2026	NA	NA	2, 5-year options
Shoe Carnival	NR / NR / NR	13,751	2.3	178,754	2.6	13.00	5/31/2022	NA	NA	2, 5-year options
David’s Bridal	B / B3 / NR	9,000	1.5	171,000	2.5	19.00	12/31/2016	NA	NA	2, 5-year options
Ten Largest Owned Tenants		384,707	64.6%	$4,112,148	60.4%	$10.69
Remaining Owned Tenants		199,626	33.5	2,701,412	39.6	13.53
Vacant Spaces (Owned Space)		11,079	1.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		595,412	100.0%	$6,813,560	100.0%	$11.44

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales figures for Ross Dress for Less, Marshall’s and Office Depot are for the year ending December 31, 2014. Sales for other tenants are for the trailing 12-months ending March 31, 2015.
(3)	Dave & Buster’s has signed a lease and will commence paying rent once they are open for business which is expected to be in November or December 2015. The expiration date shown (11/30/2030) assumes the tenant will open in November 2015. We cannot assure you that the tenant will take occupancy or begin paying rent as expected or at all.
(4)	Target (GL) is a ground lease tenant. The borrower sponsor owns the land, and the tenant owns the improvements.

The following table presents certain information relating to the lease rollover schedule at the Bassett Place Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	2,838	0.5	0.5%	80,000	1.2	28.19	9
2016	35,989	6.0	6.5%	543,417	8.0	15.10	18
2017	103,638	17.4	23.9%	454,923	6.7	4.39	7
2018	89,321	15.0	38.9%	1,512,329	22.2	16.93	15
2019	5,343	0.9	39.8%	259,603	3.8	48.59	4
2020	131,577	22.1	61.9%	750,154	11.0	5.70	6
2021	37,303	6.3	68.2%	484,715	7.1	12.99	2
2022	60,756	10.2	78.4%	615,901	9.0	10.14	2
2023	62,803	10.5	88.9%	1,007,991	14.8	16.05	2
2024	0	0.0	88.9%	0	0.0	0.00	0
2025	1,976	0.3	89.3%	127,887	1.9	64.72	3
2026 & Thereafter	52,789	8.9	98.1%	976,641	14.3	18.50	3
Vacant	11,079	1.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	595,412	100.0%		$6,813,560	100.0%	$11.44	71

(1)	Calculated based on the approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to historical leasing at the Bassett Place Property:

Historical Leased %(1)

	2012	2013	2014	As of 4/30/2015
Owned Space	97.8%	97.2%	92.8%	90.2%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year, unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bassett Place Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 4/30/2015	Underwritten	Underwritten $per SF
Base Rent(2)	$6,007,919	$6,397,914	$6,044,903	$5,962,105	$6,813,560	$11.44
Overage Rent(3)	173,905	304,608	173,391	218,284	196,435	0.33
Temporary Tenant Revenue(3)	0	0	502,888	483,722	377,132	0.63
Gross Up Vacancy	0	0	0	0	532,877	0.89
Total Rent	$6,181,824	$6,702,522	$6,721,182	$6,664,111	$7,920,005	$13.30
Total Reimbursables	2,050,017	2,429,965	1,990,495	2,502,041	2,695,688	4.53
Other Income	53,135	21,982	(3,988)	(880)	15,360	0.03
Vacancy & Credit Loss	0	0	(12,565)	(12,566)	(532,877)	(0.89)
Effective Gross Income	$8,284,976	$9,154,469	$8,695,124	$9,152,706	$10,098,176	$16.96

Total Operating Expenses	$3,001,719	$3,096,276	$3,195,275	$3,215,238	$3,724,745	$6.26

Net Operating Income	$5,283,257	$6,058,193	$5,499,849	$5,937,468	$6,373,431	$10.70
TI/LC	0	0	0	0	301,706	0.51
Capital Expenditures	0	0	0	0	138,300	0.23
Net Cash Flow	$5,283,257	$6,058,193	$5,499,849	$5,937,468	$5,933,425	$9.97

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Base Rent is based on contractual rents as of June 3, 2015 and rent steps through July 31, 2016.
(3)	Operating statements for 2012 and 2013 do not separately break out Overage Rent and Temporary Tenant Revenue. Temporary Tenant Revenue was included in Base Rent for those years.

■	Appraisal. According to the appraisal, the Bassett Place Property had an “as-is” appraised value of $89,165,000 as of April 27, 2015 and an “as complete and stabilized” appraised value of $95,200,000 as of January 1, 2016, assuming completion of an 11,622 SF expansion and the occupation of that space by the Dave & Buster’s tenant. This expansion will increase the size of the property from 583,790 SF to 595,412 SF, and Dave & Buster’s space (including the 11,622 expansion space) will be 35,933 SF. Dave & Buster’s is expected to open in November or December 2015.

■	Environmental Matters. According to a Phase I environmental report, dated April 16, 2015, there are no recognized environmental conditions or recommendations for further action at the Bassett Place Property, other than the recommendations for (i) further assessment of soil and groundwater in the event any future redevelopment or excavation/construction is proposed at the Bassett Place Property and (ii) an asbestos operations and maintenance (O&M) plan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Market Overview and Competition. The Bassett Place Property is located at the intersection of Interstate 10 and Geronimo Drive in El Paso, Texas. The Bassett Place Property is located approximately five miles from the area’s three major activity hubs: Bridge of Americas, El Paso International Airport and Fort Bliss. The Bassett Place Property draws from over 30,000 troops and 58,000 family members currently at Fort Bliss, as well as the 2.6 million residents of the combined El Paso / Juarez MSA. As of the first quarter 2015, the El Paso area market contained approximately 46.4 million SF of retail space with a reported occupancy rate of 95.3%. The Bassett Place Property is located in the South Submarket which contained approximately 6.35 million SF with a reported occupancy rate of 95.2% as of the first quarter 2015.

The following table presents certain information relating to the primary competition for the Bassett Place Property:

Competitive Set(1)

	Bassett Place	Cielo Vista Mall	El Paseo Marketplace	Las Palmas Marketplace	Sunland Park Mall	Yarbrough Plaza
Distance from Subject	-	2.0 miles	8.5 miles	7.3 miles	8.3 miles	4.3 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	1962	1974	2007	1997	1988	1982
Total GLA	595,412	1,193,103	449,532	634,991	917,889	310,031
Total Occupancy	98%	100%	100%	100%	98%	98%
Anchors	Target, Kohl’s, Premiere Cinema (IMAX), Dave & Buster’s, Ross Dress for Less	Dillard’s, JCPenney, Sears, Macy’s	Target, Marshall’s, Office Depot, Best Buy, Ross Dress for Less, PetsMart	Lowe’s, Kohl’s, Bed Bath & Beyond, Office Depot, Cinemark Theater, Babies R’ Us	Dillard’s, Sears, Macy’s, Forever 21	PetSmart, Ross Dress for Less, Pep Boys

(1)	Source: Appraisal.

■	The Borrower. The borrower is Bassett Place Real Estate Company, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Bassett Place Loan. The non-recourse carveout guarantors under the Bassett Place Loan are Cypress Ventures, LLC and (with respect to certain bankruptcy events) Christopher C. Maguire, each an indirect owner of the borrower. Cypress Ventures, LLC is a joint venture between Cypress Equities and Akard Street Partners, an investment partnership with Hunt Realty Investments, Inc. and Teacher Retirement Systems of Texas. Over the course of 20 years, Cypress Equities companies have been actively involved in over 200 real estate investments, valued at more than $4 billion, including over $1 billion of total invested equity.

■	Escrows. On the origination date of the Basset Place Loan, the borrower funded (i) a tax reserve of approximately $450,619, (ii) an unfunded obligations reserve related to food court renovations and related tenant improvements, leasing commissions and rent holdbacks ($2,162,960) and Petco tenant improvements, leasing commissions and rent holdbacks ($231,000) and (iii) an unfunded obligations reserve of $5,376,901 related to the Dave & Buster’s space, including, among other things, food court renovations, tenant improvements, leasing commissions, rent and certain construction (including roof repairs).

On each due date, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the Bassett Place Loan documents and there is no continuing event of default under the Bassett Place Loan, (ii) a capital expenditure reserve in the amount of $11,525 and (iii) a tenant improvements and leasing commissions reserve in the amount of $25,000 (subject to a cap of $600,000, excluding termination fees).

In addition, on each due date during the continuance of a Bassett Place Trigger Period, the Bassett Place Loan documents require an excess cash reserve as discussed under “—Lockbox and Cash Management” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Lockbox and Cash Management. The Bassett Place Loan is structured with a hard lockbox that is already in place. The Bassett Place Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account, and require that all cash revenues relating to the Bassett Place Property and all other money received by the borrower or the property manager with respect to the Bassett Place Property (other than tenant security deposits) be deposited into such lockbox account or a lender-controlled cash management account within three business days following receipt. On each business day, all amounts in the lockbox account that exceed $5,000 are required to be remitted to the cash management account.

For so long as no Bassett Place Trigger Period or event of default under the Bassett Place Loan is continuing, on each business day, the lender will be required to remit to a borrower-controlled operating account all amounts in the cash management account in excess of $5,000 and the amounts required to pay monthly reserves and debt service on the next due date. On each due date during the continuance of a Bassett Place Trigger Period or, at the lender’s discretion, during an event of default under the Bassett Place Loan agreement, the Bassett Place Loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in (i) an excess cash flow reserve account during the continuance of a Bassett Place Trigger Period or event of default or (ii) a rollover reserve account during the continuance of a Bassett Place Trigger Period.

A “Bassett Place Trigger Period” means any period: (i) commencing with fiscal quarter ending September 30, 2015 as of the conclusion of the 12-month period (ending on the last day of each subsequent fiscal quarter) during which the debt service coverage ratio (as calculated under the Bassett Place Loan documents) is less than 1.15x, and ending at the conclusion of the second consecutive fiscal quarter during which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.20x; (ii) commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Bassett Place Trigger Period is ongoing; (iii) commencing as of the end of any fiscal quarter during which the borrower sponsor, Cypress Ventures, LLC, fails to maintain a net worth in excess of $10,000,000 (excluding assets attributable to the Bassett Place Property) or liquid assets in excess of $1,000,000 (excluding assets attributable to the Bassett Place Property) and ending when such borrower sponsor provides current financial statements verifying that it maintains a net worth in excess of $10,000,000 and liquid assets in excess of $1,000,000 (in each case, excluding assets attributable to the Bassett Place Property); and (iv) commencing upon the occurrence of a Bassett Place Rollover Trigger Event and ending when either (a) in the case of any Bassett Place Rollover Trigger Event, the space is subject to one or more approved substitute leases, and the substitute tenant(s) is in occupancy and paying normal monthly rent, or (b)(1) in the case of any Bassett Place Rollover Trigger Event solely under clause (i) of the definition of that term, the Bassett Place Rollover Tenant enters a renewal or extension of its existing lease for at least a five-year term at the renewal rate set forth in the rollover lease (or as otherwise approved by lender), (2) in the case of any Bassett Place Rollover Trigger Event solely under clause (ii) of the definition of that term, the Bassett Place Rollover Tenant has recommenced its business and operations in its space and is paying normal monthly rent and (3) in the case of any Bassett Place Rollover Trigger Event solely under clause (iii) of the definition of that term, the Bassett Place Rollover Tenant has affirmed its lease during the bankruptcy proceeding or the related bankruptcy proceeding is dismissed, and the Basset Place Rollover Tenant is paying normal monthly rent.

A “Bassett Place Rollover Trigger Event” means the earlier of (i) the date that the Bassett Place Rollover Tenant gives notice of an intent to terminate or vacate all or a material portion of its space or fails to give notice to renew its lease as of the date that is the earlier of the date required pursuant to its lease and 12 months prior to the expiration of its lease, (ii) the date that the Bassett Place Rollover Tenant goes dark, discontinues its operations or business in all or substantially all of its space, vacates or is otherwise not in occupancy of all or substantially all of its space for a period of 60 consecutive days or more and excluding such events caused solely by casualty, condemnation, renovations or alterations undertaken pursuant to the terms of its lease, or (iii) the date of the filing of a bankruptcy petition by or against the Bassett Place Rollover Tenant or the guarantor under its lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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A “Bassett Place Rollover Tenant” means Premiere Cinema (IMAX) and any successor tenant.

During the continuance of an event of default under the Bassett Place Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Bassett Place Loan to amounts payable under the Bassett Place Loan documents and/or toward the payment of expenses of the Bassett Place Property, in such order of priority as the lender may determine.

■	Property Management. The Bassett Place Property is managed by Cypress Equities Managed Services, L.P. pursuant to a management agreement. Under the Bassett Place Loan documents, the Bassett Place Property is required to remain managed by Cypress Equities Managed Services, L.P. or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the borrower and subject to the reasonable approval of the lender or (during an event of default under the Bassett Place Loan) selected by the lender: (i) during the continuance of an event of default under the Bassett Place Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets if the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Bassett Place Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the six months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Bassett Place Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Bassett Place Property are separately allocated to the Bassett Place Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Denver, Colorado	Cut-off Date Principal Balance		$65,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$331,632.65
Size (Rooms)	196	Percentage of Initial Pool Balance		6.5%
Total TTM Occupancy as of 5/31/2015	80.7%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 5/31/2015	80.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	2004 / 2012-2013	Mortgage Rate		4.32800%
Appraised Value	$93,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$24,081,831	Original Interest Only Period (Months)		12
Underwritten Expenses	$16,137,460
Underwritten Net Operating Income (NOI)	$7,944,371	Escrows
Underwritten Net Cash Flow (NCF)	$6,981,098		Upfront	Monthly
Cut-off Date LTV Ratio	69.7%	Taxes	$0	$0
Maturity Date LTV Ratio	57.6%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	2.05x / 1.80x	FF&E	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.2% / 10.7%	Other(1)	$31,362	$5,227

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$65,000,000	100.0%	Loan Payoff	$38,261,505	58.9%
			Principal Equity Distribution	26,405,408	40.6
			Closing Costs	301,725	0.5
			Reserves	31,362	0.0
Total Sources	$65,000,000	100.0%	Total Uses	$65,000,000	100.0%

(1)	Other reserve represents a space lease reserve. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “JW Marriott Cherry Creek Loan”) is evidenced by a note in the original principal amount of $65,000,000, secured by a first mortgage encumbering the fee simple interest in a full-service hotel property located in Denver, Colorado (the “JW Marriott Cherry Creek Property”). The JW Marriott Cherry Creek Loan was originated by Goldman Sachs Mortgage Company on July 1, 2015 and represents approximately 6.5% of the Initial Pool Balance. The note evidencing the JW Marriott Cherry Creek Loan has a principal balance as of the Cut-off Date of $65,000,000 and an interest rate of 4.32800% per annum. The borrower utilized the proceeds of the JW Marriott Cherry Creek Loan to refinance the existing debt on the JW Marriott Cherry Creek Property, return equity to the borrower sponsor, fund reserves and pay origination costs.

The JW Marriott Cherry Creek Loan had an initial term of 120 months and has a remaining term of 120 months. The JW Marriott Cherry Creek Loan requires monthly payments of interest only for the initial 12 months, followed by monthly payments of interest and principal sufficient to amortize the JW Marriott Cherry Creek Loan over a 30-year amortization schedule. The scheduled maturity date of the JW Marriott Cherry Creek Loan is the due date in July 2025. Voluntary prepayment of the JW Marriott Cherry Creek Loan is prohibited prior to April 6, 2025. Provided that no event of default under the JW Marriott Cherry Creek Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

In addition, at any time on or after the first due date following the second anniversary of the Closing Date, the borrower is permitted to defease the JW Marriott Cherry Creek Loan only to the extent necessary to cause the debt yield (as calculated under the related loan documents) for the related trailing 12-month period (ending on the last day of any fiscal quarter) to be greater than 7.0% (during a trigger period under the loan documents) or 10.8% (during a lease sweep period under the loan documents), subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) delivery of Rating Agency Confirmation with respect to such defeasance and (ii) delivery of a REMIC opinion.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Mortgaged Property. The JW Marriott Cherry Creek Property is a 196-room full-service hotel located in the Cherry Creek neighborhood of Denver, Colorado. The JW Marriott Cherry Creek Property was constructed in 2004 and renovated in 2012-2013, and it is part of a mixed-use building on a 0.29 acre parcel located at 150 Clayton Lane, between First Avenue and Second Avenue. The JW Marriott Cherry Creek Property features 8,400 SF of meeting space (across nine rooms), food and beverage outlets, a fitness center, business center, concierge and valet service. The JW Marriott Cherry Creek Property is operated by an affiliate of Sage Hospitality on a long-term management agreement.

The 168,517 SF JW Marriott Cherry Creek Property includes the condominium interests in the first through eleventh floors as well as 100 underground parking spaces (See “—Planned Community Structure” below). Additionally, the borrower leases a 6,681 SF (0.15 acre) courtyard upon which a semi-permanent event pavilion has been constructed. This space is not part of the collateral (See “—Space Leases” below).

The following table presents certain information relating to the 2014 demand analysis with respect to the JW Marriott Cherry Creek Property based on market segmentation, as provided in the appraisal for the JW Marriott Cherry Creek Property:

2014 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Corporate
JW Marriott Cherry Creek Hotel	40.0%	15.0%	45.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the JW Marriott Cherry Creek Property and various market segments, as provided in a May 2015 travel research report for the JW Marriott Cherry Creek Property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM May 2015	108.3%	126.7%	137.2%
TTM May 2014	105.5%	123.2%	130.0%
TTM May 2013	107.6%	124.7%	134.1%

(1)	Source: May 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the JW Marriott Cherry Creek Property:

JW Marriot Cherry Creek(1)

	2013	2014	TTM 5/31/2015
Occupancy	80.4%	82.4%	80.7%
ADR	$239.27	$254.30	$263.01
RevPAR	$192.39	$209.64	$212.25

(1)	As provided by the borrower and represents averages for the indicated periods.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the JW Marriott Cherry Creek Property:

Cash Flow Analysis(1)

	2013	2014	TTM 5/31/2015	Underwritten	Underwritten $ per Room
Rooms Revenue	$13,763,261	$14,997,485	$15,184,205	$15,184,205	$77,470
Food & Beverage Revenue(2)	7,470,735	7,393,471	7,781,502	7,781,502	39,702
Telephone Revenue	64,705	32,114	7,834	7,834	40
Other Revenue(3)	840,709	905,986	1,108,290	1,108,290	5,655
Total Revenue	$22,139,410	$23,329,056	$24,081,831	$24,081,831	$122,866

Room Expense	$2,661,763	$2,817,520	$2,730,309	$2,730,309	$13,930
Food & Beverage Expense	4,872,291	4,653,021	4,856,925	4,856,925	24,780
Telephone Expense	101,296	100,476	60,971	60,971	311
Other Expense	274,961	308,448	421,998	421,998	2,153
Total Departmental Expense	$7,910,311	$7,879,465	$8,070,203	$8,070,203	$41,175
Total Undistributed Expense	6,017,855	6,500,110	6,531,912	6,551,696	33,427
Total Fixed Expense	1,380,927	1,419,595	1,490,171	1,515,561	7,732
Total Operating Expenses	$15,309,093	$15,799,170	$16,092,286	$16,137,460	$82,334

Net Operating Income	$6,830,317	$7,529,886	$7,989,545	$7,944,371	$40,533
FF&E	885,576	933,186	962,997	963,273	4,915
Net Cash Flow	$5,944,741	$6,596,700	$7,026,548	$6,981,098	$35,618

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	For all periods indicated, food & beverage revenue line item includes revenue associated with the borrower’s use of leased space (See “—Space Leases” below). Per the borrower, in 2014, that amount was approximately $997,000.
(3)	Other revenue includes parking, movie rental, cancellation/attrition and other miscellaneous revenue.

■	Appraisal. According to the appraisal, the JW Marriott Cherry Creek Property had an “as-is” appraised value of $93,300,000 as of May 26, 2015.

■	Environmental Matters. According to a Phase I environmental report, dated June 5, 2015, there are no recognized environmental conditions or recommendations for further action at the JW Marriott Cherry Creek Property.

■	Market Overview and Competition. The JW Marriott Cherry Creek Property is located in the Cherry Creek submarket of Denver, Colorado. The JW Marriott Cherry Creek Property’s competitive set has an average occupancy of 74.5%, ADR of $207.57, and RevPAR of $154.72 as of the trailing 12-month period ended May 31, 2015.

The following table presents certain information relating to the primary competition for the JW Marriott Cherry Creek Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM May 2015 Occupancy	TTM May 2015 ADR	TTM May 2015 RevPAR
JW Marriott Cherry Creek Hotel	196	2004	80.7%	$263.01	$212.25

Competitive Set
Autograph Collection The Brown Palace Hotel & Spa	241	1892	NAV	NAV	NAV
Magnolia Hotel Denver	246	1995	NAV	NAV	NAV
Kimpton Hotel Monaco Denver	189	1998	NAV	NAV	NAV
Hotel Teatro	110	1998	NAV	NAV	NAV
Total / Wtd. Avg. Competitive Set			74.5%	$207.57	$154.72

(1)	Source: May 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Borrower. The borrower is DiamondRock Cherry Creek Owner, LLC, a single-purpose, single-asset entity formed solely for the purpose of owning and operating the JW Marriott Cherry Creek Property. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the JW Marriott Cherry Creek Loan. DiamondRock Hospitality Limited Partnership, the direct owner of the borrower, is the non-recourse carveout guarantor under the JW Marriott Cherry Creek Loan. DiamondRock Hospitality Limited Partnership is sole owner of the borrower and a wholly owned indirect subsidiary of DiamondRock Hospitality Company, a lodging-focused, publicly traded real estate investment trust that owns a portfolio of 28 premium hotels and resorts containing approximately 10,700 rooms in the aggregate, concentrated in cities and resorts throughout North America and the U.S. Virgin Islands.

■	Escrows. On the origination date of the JW Marriott Cherry Creek Loan, the borrower funded a reserve of $31,362, representing 6 months of payments under the JW Marriott Cherry Creek Space Leases. (See “—Space Leases” below).

On each due date, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; provided, however, that reserve deposits for (a) insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default and (b) taxes and insurance premiums are not required if the property manager is reserving amounts for and actually paying such taxes and insurance premiums, (ii) a reserve in an amount equal to one-twelfth of the annual rent under the JW Marriott Cherry Creek Space Leases and (iii) an FF&E reserve held by the approved property manager as described below.

The borrower is also permitted to fund a reserve account as additional collateral for the JW Marriott Cherry Creek Loan in order to cause the debt yield (as calculated under the related loan documents) for the related trailing 12-month period (ending on the last day of any fiscal quarter) to be greater than 7.0%.

In addition, on each due date during the continuance of a JW Marriott Cherry Creek Trigger Period, the related loan documents require an excess cash reserve as discussed under “—Lockbox and Cash Management” below.

A “JW Marriott Cherry Creek Trigger Period” means (i) a period commencing as of the conclusion of the 12-month period (ending on the last day of any fiscal quarter) during which the debt yield (as calculated under the related loan documents) is less than 7.0%, and ending at the conclusion of the 12-month period during which the debt yield for the trailing 12-month period (ending on the last day of any fiscal quarter) is equal to or greater than 7.0%; (ii) a period commencing upon the borrower’s failure to deliver monthly financial reports and ending when such reports are delivered and they indicate that no other JW Marriott Cherry Creek Trigger Period is ongoing; and (iii) during the continuance of a JW Marriott Cherry Creek Lease Sweep Period.

A “JW Marriott Cherry Creek Lease Sweep Period” means each period commencing on the date that borrower receives notice of the termination of either JW Marriott Cherry Creek Space Lease or either JW Marriott Cherry Creek Space Lease (or any material portion thereof) has been surrendered, cancelled or terminated prior to the expiration of such JW Marriott Cherry Creek Space Lease (assuming the exercise of all available extension options) and ending on the date that (x) the termination notice has been withdrawn by the applicable landlord; (y) if the applicable JW Marriott Cherry Creek Space Lease has been terminated, cancelled or surrendered, the borrower has entered into a replacement lease for at least 3,000 SF of space that, in the lender’s reasonable judgment, is an adequate substitute for the space covered by the terminated JW Marriott Cherry Creek Space Lease or (z) the debt yield (as calculated under the related loan documents) for the trailing 12-month period (ending on the last day of any fiscal quarter) is equal to or greater than 10.8%.

Additionally, the borrower is required to fund an FF&E reserve equal to the greater of (i) the amount mandated by any approved management or franchise agreement and (ii) an amount equal to the product of (x) 4.0% and (y) the gross revenues of the JW Marriott Cherry Creek Property during the immediately preceding calendar month. Such FF&E reserve may be held by the approved property manager so long as the account is (i) pledged to the lender and (ii) subject to an account control agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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As of May 31, 2015, the balance of the FF&E reserve held by the manager was approximately $1,958,344.

■	Lockbox and Cash Management. The JW Marriott Cherry Creek Loan is structured with a hard lockbox that is already in place. The related loan documents require that all credit card receivables, cash revenues and all other money received by the borrower, the operating lessee or the property manager with respect to the JW Marriott Cherry Creek Property be deposited into (i) if there is a property manager, one or more accounts maintained by such property manager and pledged to the lender or (ii) if there is no property manager, a lender-controlled cash management account. In addition, the borrower is required to cause all amounts otherwise required to be remitted by the property manager to the borrower or the operating lessee to be remitted directly into the cash management account (or another lender-controlled account from which amounts will be swept into the cash management account on a daily basis) and, if any such amounts are received by the borrower or the operating lessee, then such amounts are required to be deposited into the cash management account (or such other lender-controlled account) within two business days of receipt.

For so long as no JW Marriott Cherry Creek Trigger Period or event of default under the JW Marriott Cherry Creek Loan is continuing, on each business day, the lender will be required to remit all amounts in the cash management account to a borrower-controlled operating account. On each due date during the continuance of a JW Marriott Cherry Creek Trigger Period or, at the lender’s discretion, during an event of default under the JW Marriott Cherry Creek Loan, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and, during a JW Marriott Cherry Creek Trigger Period, operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account.

During the continuance of an event of default under the JW Marriott Cherry Creek Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the JW Marriott Cherry Creek Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the JW Marriott Cherry Creek Property, in such order of priority as the lender may determine.

■	Property Management. The JW Marriott Cherry Creek Property is managed by Sage Client 290, LLC pursuant to a management agreement. Under the related loan documents, the JW Marriott Cherry Creek Property is required to remain managed by (i) Sage Client 290, LLC, (ii) certain pre-approved management companies with respect to which Rating Agency Confirmation has been received, or (iii) any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender in the event of an acceleration of the JW Marriott Cherry Creek Loan following an event of default under the JW Marriott Cherry Creek Loan.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted

■	Space Leases. The borrower is a tenant under two space leases (the “JW Marriott Cherry Creek Space Leases”) covering a 6,681 SF (0.15 acres) courtyard, upon a portion of which the borrower constructed a semi-permanent event pavilion. The JW Marriot Cherry Creek Space Leases have terms through 2030 and 2032, inclusive of extensions. Thereafter one-year extensions can be exercised in perpetuity at 3% annual rent increases. The entire JW Marriott Cherry Creek Property is owned in fee simple. Neither the JW Marriott Cherry Creek Space Leases nor the related 6,681 SF space described above are part of the collateral.

■	Planned Community Structure. The JW Marriott Cherry Creek Property is one unit of an 11-unit planned community structure. The other units are comprised of a seven-story office and retail building, other buildings housing retail and office space totaling approximately 590,000 SF, a residential community comprised of approximately 25 residential units, a 5-story parking structure, a 3-story below-grade parking structure, a 4-story below-grade parking structure, surface and deck parking areas, certain private streets, plazas and common areas. The condominium board consists of five managers, one of which was appointed by the borrower as owner of one of the units. The borrower’s unit is responsible for approximately 23.896% of common expenses.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the JW Marriott Cherry Creek Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the JW Marriott Cherry Creek Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that such policy is used by an insurer or insurers satisfying the requirements under the loan documents, the borrower provides evidence satisfactory to the lender that the insurance premiums for the JW Marriott Cherry Creek Property are separately allocated to the JW Marriott Cherry Creek Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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DALLAS LOVE FIELD AIRPORT
University Park
Highland Park
GREENWAY PARK
DALLAS NORTH TOLLWAY
KNOX PARK
PERRY HEIGHTS
COCHRAN HEIGHTS
OAK LAWN
Southwestern Medical Center
STEMMONS FWY
ARLINGTON PARK
DART
INWOOD/LOVE FIELD
SOUTHWEST MEDICAL DISTRICT/PARKLAND
MEDICAL/MARKET CENTER
MARKET CENTER
Dallas Trade Mart
Texas Scottish Rite Hospital
CITYPLACE
CityPlace Market
Dallas Market Center
2050 and 2100 North Stemmons Freeway
Dallas, TX 75207
Dallas
UPTOWN
OLD EAST DALLAS
DESIGN DISTRICT
VICTORY
American Airlines Center
ARTS DISTRICT
Dallas Museum of Art
ST. PAUL
DEEP ELLUM
PEARL
Baylor Hospital
BAYLOR UNIV MED CENTER
RODGERS FWY
WEST END
AKARD
DOWNTOWN
HISTORIC DISTRICT
GOVERNMENT DISTRICT
FARMERS MARKET
DEEP ELLUM
WEST DALLAS
LA BAJADA
UNION STATION
City Hall
Convention Center
CONVENTION CENTER
Reunion Arena
REUNION
E R L THORNTON FWY
CEDARS
DALLAS FORT WORTH TPKE
EAST KESSLER PARK
Trinity River
Cotton Bowl
HAWN FWY
Fort Worth
Arlington
Grand Prairie
Irving
Dallas
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Dallas, Texas	Cut-off Date Principal Balance(4)		$56,844,816
Property Type	Merchandise Mart	Cut-off Date Principal Balance per SF(1)(3)		$83.27
Size (SF)(1)	3,101,772	Percentage of Initial Pool Balance		5.7%
Total Occupancy as of 4/22/2015(2)	88.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/22/2015(2)	88.3%	Type of Security(5)		Fee Simple
Year Built / Latest Renovation	1959, 1974, 1978, 1984, 2007 / 2007	Mortgage Rate		4.09750%
Appraised Value	$403,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$66,737,601
Underwritten Expenses	$32,904,905	Escrows
Underwritten Net Operating Income (NOI)	$33,832,696		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$31,915,179	Taxes	$439,167	$87,833
Cut-off Date LTV Ratio(3)	64.1%	Insurance	$47,500	$0
Maturity Date LTV Ratio(3)	51.2%	Replacement Reserve(6)	$910,580	$0
DSCR Based on Underwritten NOI / NCF(3)	2.25x / 2.13x	TI/LC(7)	$1,500,000	$0
Debt Yield Based on Underwritten NOI / NCF(3)	13.1% / 12.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$259,000,000	100.0%	Loan Payoff	$131,719,468	50.9%
			Principal Equity Distribution(8)	122,644,953	47.4
			Reserves	2,897,247	1.1
			Closing Costs	1,738,333	0.7

Total Sources	$259,000,000	100.0%	Total Uses	$259,000,000	100.0%

(1)	The total collateral square footage includes 2,642,142 SF from permanent showroom tenants, 82,630 SF of administrative office space (utilized by property management) and 377,000 SF of temporary show space.
(2)	Total Occupancy and Owned Occupancy are based on permanent showroom space and the 82,630 SF of administrative office space (utilized by property management), and excludes the 377,000 SF of temporary show space.
(3)	Calculated based on the aggregate balance of the Dallas Market Center Whole Loan.
(4)	The Cut-off Date Principal Balance of $56,844,816 represents the non-controlling note A-3 of a $258,294,865 whole loan evidenced by three pari passu notes. The related companion loans are evidenced by the controlling note A-1 and the non-controlling note A-2. Note A-1, with a principal balance of $129,646,071 as of the Cut-off Date, was contributed to the GS Mortgage Securities Trust 2015-GC30, Commercial Mortgage Pass-Through Certificates, Series 2015-GC30 (“GSMS 2015-GC30”) transaction and note A-2, with a principal balance of $71,803,978 as of the Cut-off Date, was contributed to the Citigroup Commercial Mortgage Trust 2015-GC31, Commercial Mortgage Pass-Through Certificates, Series 2015-GC31 (“CGCMT 2015-GC31”) transaction.
(5)	The Dallas Market Center Loan is subject to four ground leases. The borrower sponsor controls both landlord and tenant under each of the ground leases.
(6)	The Replacement Reserve is capped at $910,580. See “—Escrows” below.
(7)	The TI/LC reserve is capped at $1,500,000. See “—Escrows” below.
(8)	Principal equity distribution was utilized by the borrower for the buyout of its existing equity partner. The total buyout amount was $140,000,000 and closed in conjunction with the origination of the Dallas Market Center Loan.

■	The Mortgage Loan. The mortgage loan (the “Dallas Market Center Loan”) is part of a whole loan (the ”Dallas Market Center Whole Loan”) evidenced by three pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in two buildings that comprise a portion of the Dallas Market Center campus located in Dallas, Texas (the “Dallas Market Center Property”). The Dallas Market Center Loan (evidenced by note A-3), which represents the non-controlling interest in the Dallas Market Center Whole Loan, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $56,844,816 and represents approximately 5.7% of the Initial Pool Balance. The related companion loans (collectively, the ”Dallas Market Center Companion Loan”) are evidenced by: (i) note A-1, which has an outstanding principal balance as of the Cut-off Date of $129,646,071, represents the controlling interest in the Dallas Market Center Whole Loan and was contributed to the GSMS 2015-GC30 transaction; and (ii) note A-2, which has an outstanding principal balance as of the Cut-off Date of $71,803,978, represents a non-controlling interest in the Dallas Market Center Whole Loan and was contributed to the CGCMT 2015-GC31 transaction. The Dallas Market Center Whole Loan was originated by Goldman Sachs Mortgage Company on April 29, 2015 and has an original principal balance of $259,000,000. Each note evidencing the Dallas Market Center Whole Loan has an interest rate of 4.09750% per annum. The borrower utilized the proceeds of the Dallas Market Center Whole Loan to refinance the existing debt on the Dallas Market Center Property, pay origination costs, fund reserves and buy out the borrower’s existing equity partner.

The Dallas Market Center Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Dallas Market Center Loan requires payments of interest and principal based on a 30-year amortization schedule during its term. The scheduled maturity date of the Dallas Market Center Loan is the due

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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date in May 2025. The Dallas Market Center Loan may be voluntarily prepaid on or after February 6, 2025 without payment of a prepayment premium. Provided that no event of default under the Dallas Market Center Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Dallas Market Center Property is a wholesale merchandise mart that consists of two buildings (the “World Trade Center” and the “Trade Mart”) totaling approximately 3,101,772 SF of rentable space in Dallas, Texas. Approximately 2,642,142 SF of the total rentable area is permanent showroom space occupied by approximately 1,100 tenants, approximately 377,000 SF is exhibition space that is temporarily leased to tenants during various trade shows and markets throughout the year and 82,630 SF is administrative office space (occupied by property management) located on the fifth floor of the Trade Mart. The Dallas Market Center Property comprises a portion of the four-building Dallas Market Center campus, which includes the World Trade Center (which is included in the collateral for the Dallas Market Center Loan), the Trade Mart (which is included in the collateral for the Dallas Market Center Loan), the International Trade Plaza building (which is not included in the collateral for the Dallas Market Center Loan) and the Market Hall building (which is not included in the collateral for the Dallas Market Center Loan). Parking for the Dallas Market Center Property is provided by 2,156 parking spaces located in three structured parking garages and surface spaces which are part of the collateral for the Dallas Market Center Loan. The non-collateral buildings are owned by an affiliate of the borrower. As of April 22, 2015, Total Occupancy and Owned Occupancy for the Dallas Market Center Property were both approximately 88.3% (based on permanent SF).

The Dallas Market Center campus was constructed in order to respond to the needs of the wholesale trading community and totals 5.25 million gross SF in four facilities. The Dallas Market Center Property offers manufacturers, or their distributors and sales representatives, centralized permanent showrooms for year-round exhibition of their products. By committing to permanent space, in addition to having the availability of a year-round sales facility, tenants have the ability to participate in the various markets and trade shows held at the Dallas Market Center Property. The Dallas Market Center Property is located at the intersection of Interstate 35 (Stemmons Freeway) and Market Center Boulevard, just northwest of downtown and uptown Dallas. The majority of the tenants at the Dallas Market Center Property (representing approximately 85% of the rental revenue) lease permanent showroom space and are open year-around while others lease temporary space to maintain a presence at specific markets. The temporary space (approximately 377,000 SF) intentionally is not leased on a long term basis so it can be used to hold markets.

The World Trade Center contains approximately 2.9 million gross SF of which approximately 1.94 million SF is rentable permanent showroom space. The first seven floors opened in 1974 and later expanded to 15 floors in 1978. Nine of its floors house showrooms of gifts, decorative accents, lighting, furniture, rugs, textiles, fabric, jewelry, toys and design furnishings. Temporary exhibits can be found on floors 1, 6, 8, 12 and 13 while markets are held.

The Trade Mart contains approximately 1.5 million gross SF of which approximately 701,000 SF is rentable permanent showroom space. Completed in 1959, its four floors are home to hundreds of showrooms featuring gifts, decorative accents, lighting, tabletops and stationery. The Trade Mart was last renovated and expanded in 2007, adding two additional floors of showroom space, two floors of garage parking and a modernized atrium.

Most of the tenants at the Dallas Market Center Property are small with an average tenant size of just over 2,000 SF for all of the currently leased space. This is considered typical of the merchandise mart industry, which has a number of independent wholesale representatives that do not have a need for expansive floor space. Within the Dallas Market Center Property, the gift industry is the largest industry segment with over 600,000 SF of space situated on the first and second floors of the Trade Mart and second, third and fourth floors of the World Trade Center. Following closely behind is the lighting industry with almost 500,000 SF of space mainly located on the third and fourth floors of the Trade Mart. The Dallas Market Center Property also has large concentrations of businesses within the home furnishings, children’s and women’s wear industry segments.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants at the Dallas Market Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Sales per SF	Lease Expiration	Renewal / Extension Options
Don Bernard & Associates, LLC	NR / NR / NR	20,737	0.7%	$597,421	0.9%	$28.81	NA	(1)	NA
Cliff Price & Co., Inc.	NR / NR / NR	20,834	0.7	578,061	0.9	27.75	NA	(2)	NA
Generation Brands, LLC(3)	NR / NR / NR	23,667	0.8	577,948	0.9	24.42	NA	8/31/2016	NA
Ivystone Group, LLC	NR / NR / NR	22,759	0.7	576,979	0.9	25.35	NA	(4)	NA
Hudson Valley Lighting, Inc.	NR / NR / NR	16,742	0.5	547,463	0.9	32.70	NA	9/30/2017	NA
Goetz, Inc.	NR / NR / NR	20,477	0.7	522,828	0.8	25.53	NA	6/30/2018	NA
Hinkley Lighting, Inc.	NR / NR / NR	17,327	0.6	485,472	0.8	28.02	NA	8/31/2016	NA
The L.D. Kichler Company	NR / NR / NR	28,633	0.9	483,325	0.8	16.88	NA	(5)	NA
Western Reps, Inc.	NR / NR / NR	18,345	0.6	465,587	0.7	25.38	NA	(6)	NA
Midwest – CBK, LLC	NR / NR / NR	15,756	0.5	384,027	0.6	24.37	NA	7/31/2018	NA
Ten Largest Permanent Tenants		205,277	6.6%	$5,219,112	8.1%	$25.42
Remaining Permanent Tenants(7)		2,201,262	71.0	49,592,654	77.0	22.53
Vacant Space		318,233	10.3	0	0.0	0.00
Total / Wtd. Avg. All Permanent Tenants		2,724,772	87.8%	$54,811,766	85.1%	$22.78
Total Temporary Tenants		377,000	12.2%	$9,569,365	14.9%	$25.38
Total / Wtd. Avg. All Owned Tenants		3,101,772	100.0%	$64,381,131	100.0%	$23.13

(1)	Don Bernard & Associates, LLC has five separate lease expirations, including 12,167 SF of space ($30.54 base rent per SF) expiring on October 31, 2016, 3,900 SF of space ($29.23 base rent per SF) expiring on January 30, 2016, 2,659 SF of space ($37.02 base rent per SF) expiring on September 30, 2017, 1,486 SF of space ($3.37 base rent per SF) expiring on August 31, 2015 and 525 SF of space ($16.00 base rent per SF) expiring on October 31, 2017.
(2)	Cliff Price & Co., Inc. has three separate lease expirations, including 13,607 SF of space ($27.98 base rent per SF) expiring on September 30, 2020, 3,855 SF of space ($28.78 base rent per SF) expiring on September 30, 2020 and 3,372 SF of space ($25.62 base rent per SF) expiring on January 31, 2017.
(3)	Generation Brands, LLC d/b/a Murray Feiss Imports and Monte Carlo Fans.
(4)	Ivystone Group, LLC has two separate lease expirations, including 21,728 SF of space ($26.32 base rent per SF) expiring on April 30, 2017 and 1,031 SF of space ($5.00 base rent per SF) expiring on September 30, 2016.
(5)	The L.D. Kichler Company has two separate lease expirations, including 23,948 SF of space ($16.88 base rent per SF) expiring on August 31, 2016 and 4,685 SF of space ($16.88 base rent per SF) expiring on November 30, 2015.
(6)	Western Reps, Inc. has four separate lease expirations, including 12,735 SF of space ($25.68 base rent per SF) expiring on March 31, 2019, 4,203 SF of space ($26.74 base rent per SF) expiring on March 31, 2020, 957 SF of space ($25.00 base rent per SF) expiring on October 31, 2016 and 450 SF of space ($5.00 base rent per SF) expiring on May 31, 2015.
(7)	Includes 82,630 SF of administrative office space (utilized by property management).

The following table presents certain information relating to the lease rollover schedule at the Dallas Market Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	83,547	3.1%	3.1%	$1,405,676	2.6%	$16.82	47
2015	320,931	11.8	14.8%	6,733,812	12.3	20.98	335
2016	677,694	24.9	39.7%	16,419,385	30.0	24.23	328
2017	653,707	24.0	63.7%	15,263,184	27.8	23.35	230
2018	257,867	9.5	73.2%	6,982,134	12.7	27.08	88
2019	247,631	9.1	82.3%	6,014,639	11.0	24.29	56
2020	80,878	3.0	85.2%	1,953,313	3.6	24.15	16
2021	0	0.0	85.2%	0	0.0	0.00	0
2022	0	0.0	85.2%	0	0.0	0.00	0
2023	1,150	0.0	85.3%	28,451	0.1	24.74	1
2024	0	0.0	85.3%	0	0.0	0.00	0
2025	504	0.0	85.3%	11,174	0.0	22.17	1
2026 & Thereafter(2)	82,630	3.0	88.3%	0	0.0	0.00	1
Vacant	318,233	11.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,724,772	100.0%		$54,811,766	100.0%	$22.78	1,103

(1)	Calculated based on approximate square footage occupied by each Owned Tenant, exclusive of the 377,000 SF of temporary tenant space.
(2)	Represents 82,630 SF of administrative office space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to historical leasing at the Dallas Market Center Property:

Historical Leased %(1)

TTM February 2011	TTM February 2012	TTM February 2013	TTM February 2014	TTM February 2015
81.6%	81.6%	82.6%	85.0%	88.5%

(1)	As provided by the borrower and which represents average occupancy for the indicated 12-month period.

The following table presents certain information relating to historical base rent per SF at the Dallas Market Center Property:

Historical Average Base Rent per SF(1)

TTM February 2012	TTM February 2013	TTM February 2014	TTM February 2015
$23.28	$23.07	$22.71	$22.32

(1)	As provided by the borrower and which represents average base rent for the total current permanent space for the indicated 12-month period.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Dallas Market Center Property:

Cash Flow Analysis(1)

	TTM February 2012	TTM February 2013	TTM February 2014	TTM February 2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$50,201,733	$50,354,958	$50,994,144	$52,199,011	$54,811,766	$17.67
Gross Up Vacancy	0	0	0	0	7,644,527	2.46
Total Rent	$50,201,733	$50,354,958	$50,994,144	$52,199,011	$62,456,293	$20.14
Temporary Tenant Revenue	7,917,866	8,442,508	8,952,879	9,569,365	9,569,365	3.09
Other Income	2,828,215	2,907,630	2,890,827	2,945,632	2,945,632	0.95
Vacancy & Credit Loss(3)	0	0	0	0	(8,233,689)	(2.65)
Effective Gross Income	$60,947,814	$61,705,096	$62,837,850	$64,714,008	$66,737,601	$21.52

Total Operating Expenses	$30,874,612	$30,976,915	$31,005,176	$31,529,354	$32,904,905	$10.61

Net Operating Income	$30,073,202	$30,728,181	$31,832,674	$33,184,654	$33,832,696	$10.91
TI/LC	0	0	0	0	1,153,463	0.37
Capital Expenditures	0	0	0	0	764,053	0.25
Net Cash Flow	$30,073,202	$30,728,181	$31,832,674	$33,184,654	$31,915,179	$10.29

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Base Rent is based on contractual rents as of April 22, 2015 and rent steps through May 31, 2016.
(3)	Underwritten Vacancy & Credit Loss includes vacancy loss and rent abatements.

■	Appraisal. According to the appraisal dated as of March 23, 2015, the Dallas Market Center Property had an “as-is” appraised value of $403,000,000.

■	Environmental Matters. According to a Phase I environmental report dated April 24, 2015, there are no recognized environmental conditions or recommendations for further action at the Dallas Market Center Property other than the maintenance of an operations and maintenance plan for asbestos.

■	Market Overview and Competition. The Dallas Market Center Property is located about two miles northwest of the Dallas central business district (“CBD”), approximately two miles southeast of Dallas Love Field airport, and 12 miles east of Dallas/Fort Worth International Airport, in a district locally referred to as the Stemmons Freeway Corridor. The Dallas Market Center Property is accessible via Oak Lawn Avenue, Mockingbird Lane, the Northwest Highway and Irving Boulevard, which all provide direct access to and from Stemmons Freeway. The Dallas North Tollway is located three blocks from the Dallas Market Center Property and provides access to the Dallas CBD to the south and suburban locales in Collin County to the north. The Dallas Area Rapid Transit (“DART”) provides rail and bus services adjacent to the Dallas Market Center Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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According to the appraisal, the U.S. Census Bureau estimates that the Dallas-Fort Worth-Arlington metropolitan statistical area (“MSA”) was the fastest growing metro area in the country over the past 10 years. The population has grown by over 25%, or 1.5 million people, since 2000. The area is forecasted to have an average of 3.0% of job growth year over year through 2018. The Dallas-Fort Worth region is among the top six metropolitan areas in the country for large corporate headquarters, including Toyota North America, Exxon Mobil Corporation, AT&T and Southwest Airlines.

The Dallas Market Center Property is considered to compete most directly with the trade marts found in Atlanta, Las Vegas, Los Angeles and New York.

The following table presents certain information relating to the primary competition for the Dallas Market Center:

Competitive Set(1)

	Dallas Market Center	AmericasMart	Atlanta Decorative Arts Center	Decoration and Design Building	The New Mart	New York Design Center	World Market Center
Location	Dallas, TX	Atlanta, GA	Atlanta, GA	New York, NY	Los Angeles, CA	New York, NY	Las Vegas, NV
Property Type	Trade Mart	Trade Mart	Trade Mart	Trade Mart	Trade Mart	Trade Mart	Trade Mart
Year Built/Renovated	1957/1964	1957/NAP	1960/1984	1960/NAP	1928/1997	1926/1981	2005/2008
Total GLA	3,101,772	4,200,000	500,000	584,000	253,000	500,000	4,098,248
Total Occupancy	88.3%	98%	99%	100%	100%	100%	78%
Merchandise Lines	Home Décor, Apparel, Gifts, Lighting	Home Furnishings, Gifts, Apparel	Home Furnishings, Accessories	Home Furnishings, Accessories	Apparel, Furnishings, Gifts	Home Furnishings, Accessories	Furniture, Gifts, Home Décor

(1)	Source: Appraisal.

■	The Borrower. The borrower is WTC-Trade Mart 2015, L.P., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Dallas Market Center Loan. Dallas Market Center Financial, L.L.C. is the non-recourse carveout guarantor under the Dallas Market Center Loan. The borrower is indirectly owned by Crow Family Partnership, L.P., which has a substantial stake in the ownership of various businesses, both real estate and non-real estate related, in the United States, Europe and South America. Crow Family Partnership, L.P. owns and manages the capital of the Trammell Crow family, which has had ownership in the Dallas Market Center Property for more than 55 years and is the original developer of the Dallas Market Center Property.

■	Escrows. On the origination date of the Dallas Market Center Loan, the borrower funded escrow reserves in the amount of (i) $439,167 for real estate taxes, (ii) $47,500 for insurance premiums, (iii) $1,500,000 for tenant improvements and leasing commissions and (iv) $910,580 for replacement reserves.

In addition, on each due date, the borrower will be required to fund (i) a tax reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay the insurance premiums over the then succeeding 12-month period, (iii) a tenant improvements and leasing commissions reserve in an amount equal to $125,000 (capped at $1,500,000) and (iv) a replacement reserve in an amount equal to $125,000 (capped at $910,580).

However, the borrower will not be required to fund a reserve in respect of insurance premiums so long as (i) no event of default under the Dallas Market Center Loan has occurred or is continuing, (ii) the borrower maintains the required insurance under one or more blanket policies and (iii) the borrower delivers evidence reasonably acceptable to the lender that the insurance premiums have been paid.

■	Lockbox and Cash Management. The Dallas Market Center Loan is structured with a hard lockbox and in place cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account. All amounts in the lockbox account will be swept weekly to the lender-controlled cash management account. On a weekly basis, other than during a Dallas Market Center Trigger Period or an event of default under the Dallas Market Center Loan, all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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date will be swept into a borrower-controlled operating account. On each due date during a Dallas Market Center Trigger Period or, at the lender’s discretion, during an event of default under the Dallas Market Center Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and (other than during an event of default) operating expenses, and all remaining amounts be reserved in an excess cash flow reserve account. On each due date during which no Dallas Market Center Trigger Period or event of default is continuing, the related loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and required reserves, be swept into a borrower-controlled operating account. During the continuance of an event of default under the Dallas Market Center Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Dallas Market Center Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Dallas Market Center Property, in such order of priority as the lender may determine.

A “Dallas Market Center Trigger Period” means (i) any period commencing from the conclusion of any 12-month period (ending on the last day of a fiscal quarter) during which the net operating income (as calculated under the related loan documents) is less than $25,312,000, and ending at the conclusion of the second of any two 12-month periods thereafter during each of which the net operating income is equal to or greater than $25,312,000 and (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports (subject to certain notice and cure rights) and ending when such financial reports are delivered and indicate that no Dallas Market Center Trigger Period under clause (i) above has commenced and is continuing.

■	Property Management. The Dallas Market Center Property is managed by Market Center Management Company, Ltd. pursuant to a management agreement. Under the related loan documents, the Dallas Market Center Property must remain managed by Market Center Management Company, Ltd. or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to terminate, or require the borrower to terminate, the property manager and to replace them with a property manager selected by the lender (i) during the continuance of an event of default under the Dallas Market Center Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for, or is the subject of a petition in, bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, provided that any replacement property manager will be selected by the borrower and approved by the lender (provided further that in the event of default, any such replacement property manager will be selected by the lender).

■	Ground Lease. The Dallas Market Center Property is subject to four ground leases that mature between 2055 and 2057. An affiliate of the borrower (and a mortgagor under the Dallas Market Center Loan) acquired the fee simple interest under all of the ground leases between 2004 and 2005 and is the fee owner of the land and the lessor under the ground leases. The ground lessors under each ground lease have confirmed, among other things, that (i) there are no defaults under the ground lease, (ii) the ground lessor consents to the interest of the ground lessee being encumbered by the mortgage, (iii) the lender is entitled to notice of any defaults under the ground lease and no notice of default or termination is effective unless such notice is given to the lender, (iv) the ground lease is assignable to the lender and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Dallas Market Center Loan and its successors and assigns without the consent of the lessor and (v) the ground lease is not subject to any interests or encumbrances superior to the mortgage, except for the related fee interest of the fee owner and permitted encumbrances, as defined under the related loan documents. In addition, the ground lease does not restrict the use of the Dallas Market Center Property by the borrower in a manner that would adversely affect the mortgage.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Future Indebtedness. The borrower is permitted under the Dallas Market Center Loan to accept unsecured loans made by the borrower’s partners to the borrower in accordance with the terms of the borrower’s organizational documents and not exceeding $15,000,000 in the aggregate, provided that each such loan is required to be subject to the terms of a subordination and standstill agreement in a form acceptable to the lender under the Dallas Market Center Loan and to be entered into by the applicable holder of such loan in favor of the lender under the Dallas Market Center Loan.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Dallas Market Center Property (plus 18 months of rental loss and/or business interruption coverage and containing an extended period of indemnity endorsement covering the 12-month period commencing on the date on which the Dallas Market Center Property has been restored). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Dallas Market Center Loan as described in the preceding sentence, but will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Dallas Market Center Property are separately allocated to the Dallas Market Center Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CARTIFACT
Kaiser Center
300 Lakeside Drive
Oakland, CA 94612
Oakland
UPTOWN
OLD TOWN
CHINATOWN
WATERFRONT DISTRICT
JACK LONDON SQUARE
JOHN B. WILLIAMS FREEWAY
NIMITZ FREEWAY
FREE BROADWAY SHUTTLE
BART
19TH ST STATION
12TH ST / OAKLAND CENTER STATION
LAKE MERRITT STATION
Lake Merritt
Children's Fairyland
Oakland Museum of California
Henry J Kaiser Convention Center
Laney College
Oakland Convention Center
City Center
Kaiser Center Mall
Kaiser Building
Kaiser Permanente Regional HQ
Lake Merritt Plaza
Park Plaza Building
Paramount Theater
Fox Theater
Oakland Ice Center
Oakland City Hall
Oakland Public Library
Westlake Middle School
Whole Foods
Veterans Memorial
Broadway Grand
Lake Merritt Tower
The Cathedral of Christ of Light
Ordway Building
Snow Park
Lincoln Square
Lafayette Square
Jefferson Square
Chinese Garden
Oakland Marriott
Clorox Building
Broadway Building
Clarion Hotel
UC Admin Building
Trans Pacific Centre
Pacific Renaissance Plaza
Oakland Hotel
Alco Parking
Swan's Market
William W. Manuel Courthouse
Oakland Police Dept.
Eight Orchards
Sears
Uptown Place
The Thomas Berkeley
The William
Jefferson Building
Jade Condos
Elihu M. Harris State Office Building
Dalziel Building
Rotunda Building
Domain by Alta
Ronald V. Dellums Federal Building
1800 Harrison
Lake Park Apartments
Lake Royal Apartments
The Essex
Scottish Rite Center
Noble Tower
180 Grand
2150
1500
505
1200
1333
555 12th St
980
880
San Francisco
Oakland
Berkeley
Alameda
San Leandro
Hayward
Pleasanton
Dublin
Danville
Walnut Creek
Concord
Pittsburg
Antioch
Martinez
Richmond
San Pablo
San Rafael
Mill Valley
Tiburon
Albany
Orinda
Alamo
Pleasant Hill
Daly City
Pacifica
Millbrae
San Mateo
Montara
Half Moon Bay
Belmont
Redwood City
Palo Alto
Union City
Fremont
Newark
Sunol
Milpitas
San Francisco Bay

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Oakland, California	Cut-off Date Principal Balance(3)		$50,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$172.63
Size (SF)	811,005	Percentage of Initial Pool Balance		5.0%
Total Occupancy as of 5/28/2015	88.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/28/2015	88.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1962 / 2005	Mortgage Rate		4.39000%
Appraised Value(1)	$198,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		84
Underwritten Revenues	$27,576,010
Underwritten Expenses	$14,488,393	Escrows
Underwritten Net Operating Income (NOI)	$13,087,617		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$11,721,793	Taxes	$1,491,823	$248,637
Cut-off Date LTV Ratio(2)	70.5%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	60.4%	Replacement Reserves	$0	$16,551
DSCR Based on Underwritten NOI / NCF(2)	1.56x / 1.39x	TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(2)	9.3% / 8.4%	Other(4)	$5,706,695	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount(2)	$140,000,000	73.8%	Loan Payoff(5)	$147,690,666	77.9%
Principal Equity Contribution	49,572,354	26.1	Purchase Price(5)	30,753,034	16.2
Other Sources	125,000	0.1	Reserves	7,198,518	3.8
			Other Uses(6)	2,997,932	1.6
			Closing Costs	1,057,205	0.6
Total Sources	$189,697,354	100.0%	Total Uses(7)	$189,697,354	100.0%

(1)	Appraised Value does not attribute any value to Kaiser II, which is collateral for the Kaiser Center Loan but may be released pursuant to certain terms and conditions. The “as-is” appraised value of the Kaiser Center Property including Kaiser II is $209,500,000 as of an effective date of April 21, 2015. See “—Partial Release” and “—Appraisal” below.
(2)	Calculated based on the aggregate balance of the Kaiser Center Whole Loan.
(3)	The Cut-off Date Principal Balance of $50,000,000 is evidenced by Note A-2 (a non-controlling note), which is part of a $140,000,000 Whole Loan evidenced by two pari passu notes. The controlling pari passu companion loan evidenced by Note A-1 has a principal balance of $90,000,000 as of the Cut-off Date, is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to a future securitization.
(4)	Other upfront reserves represent an unfunded obligations reserve of $5,706,695 for unfunded tenant improvements and free rent. See “—Escrows” below.
(5)	Prior to the origination of the Kaiser Center Loan, the borrower owned a 25% interest in the Kaiser Center Property. Purchase Price represents the remaining 75% equity interest in the Kaiser Center Property purchased by the borrower at origination. Proceeds from the Kaiser Center Loan were used by the borrower to purchase the remaining 75% equity interest in the Kaiser Center Property and pay off existing debt secured by the Kaiser Center Property.
(6)	Other uses were for transfer taxes.
(7)	The implied total acquisition cost of the Kaiser Center Property is $199,948,366 assuming the Purchase Price is adjusted to $41,004,045 ($30,753,034 / 0.75) to account for the fact that the Purchase Price in the Sources and Uses schedule above represents a 75% equity interest in the Kaiser Center Property.

■	The Mortgage Loan. The mortgage loan (the “Kaiser Center Loan”) is part of a Whole Loan (the “Kaiser Center Whole Loan”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee interest in an 811,005 SF office building in Oakland, California (the “Kaiser Center Property”). The Kaiser Center Loan, which will be contributed to the Issuing Entity (and which is evidenced by Note A-2 and represents the non-controlling interest in the Kaiser Center Whole Loan) has an original principal balance of $50,000,000, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 5.0% of the Initial Pool Balance. The related companion loan (the “Kaiser Center Companion Loan”) (which is evidenced by Note A-1 and represents the controlling interest in the Kaiser Center Whole Loan) is expected to be contributed to a future securitization transaction, has an original principal balance of $90,000,000 and has an outstanding principal balance as of the Cut-off Date of $90,000,000. The Kaiser Center Whole Loan was originated by Citigroup Global Markets Realty Corp. on June 3, 2015. The Kaiser Center Whole Loan had an original principal balance of $140,000,000 and has an outstanding principal balance as of the Cut-off Date of $140,000,000 and both the Kaiser Center Loan and Kaiser Center Companion Loan accrue interest at an interest rate of 4.39000% per annum. The proceeds of the Kaiser Center Loan were primarily used to acquire the Kaiser Center Property and pay off existing debt.

The Kaiser Center Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Kaiser Center Loan requires interest only payments on each due date through and including the due date occurring in June 2022 and thereafter requires payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the Kaiser Center Loan is the due date in June 2025. Voluntary prepayment of the Kaiser Center Loan without payment of any prepayment premium is permitted on or after the due date in March 2025. At any time after the earlier to occur of (i) the second anniversary of the last

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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securitization of any portion of the Kaiser Center Whole Loan and (ii) the fourth anniversary of the origination of the Kaiser Center Whole Loan, the Kaiser Center Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Kaiser Center Loan documents.

■	The Mortgaged Property. The Kaiser Center Property is a LEED Gold Certified, 811,005 SF, 28-story, multi-tenant office building (“Kaiser I”) and a 128,872 SF former department store that has been repurposed to a three-story mixed-use office and retail building (“Kaiser II”). Kaiser I was 88.3% occupied as of May 28, 2015 and Kaiser II was 97.1% occupied as of April 21, 2015. No revenue was underwritten for Kaiser II as the borrower has the right to release Kaiser II from the lien of the Kaiser Center Whole Loan (see “—Partial Release” below). The Kaiser Center Property was originally constructed in 1962, renovated in 2005 and is situated on 7.2 acres. Parking is provided via a 1,335 space, four-level garage that is operated by the borrower and offers monthly, hourly, and daily parking. Amenities at the Kaiser I include a 382-seat auditorium for tenant use, four conference rooms, an on-site restaurant, on-site security, a fitness center (24-Hour Fitness) and on-site management. The ground floor of Kaiser I includes six retail suites including Bank of America, a café, a florist, a coffee shop, a FedEx office, and a shoe repair tenant.

The following table presents certain information relating to the major tenants at the Kaiser Center Property:

Ten Largest Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Bay Area Rapid Transit (“BART”)	NR / NR / NR	311,714	38.4%	$9,564,430	42.6%	$30.68	7/17/2021(3)	2, 5-year options
University of California(4)	AA / Aa2 / AA	127,623	15.7	4,742,930	21.1	37.16	4/30/2021	NA
Kaiser Foundation Health Plan(5)	NR / NR / A+	100,240	12.4	3,967,550	17.7	39.58	2/29/2024	2, 5-year options
California Bank & Trust	BBB- / Baa1 / NR	24,967	3.1	999,860	4.4	40.05	9/30/2017	1, 5-year option
WestEd	NR / NR / NR	26,993	3.3	906,942	4.0	33.60	1/31/2018(6)	1, 5-year option
Foley Mansfield PLLP	NR / NR / NR	23,445	2.9	738,852	3.3	31.51	7/31/2018	1, 5-year option
Goldstein, Demchak etal	NR / NR / NR	12,402	1.5	421,544	1.9	33.99	10/31/2020	NA
JP Morgan Chase Bank, National	A+ / A3 / A	10,946	1.3	383,485	1.7	35.03	11/30/2020	1, 5-year option
The Port Workspaces	NR / NR / NR	28,423	3.5	172,917	0.8	6.08	6/30/2021	NA
Bank of America	A / Baa2 / A-	8,425	1.0	156,705	0.7	18.60	3/31/2020	3, 5-year options
Ten Largest Owned Tenants		675,178	83.3%	$22,055,213	98.1%	$32.67
Remaining Owned Tenants		40,668	5.0	417,122	1.9	10.26
Vacant Spaces (Owned Space)		95,159	11.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		811,005	100.0%	$22,472,335	100.0%	$31.39

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Annual underwritten base rent per SF and annual underwritten base rent include (i) the present value of contractual rent steps for BART ($1,241,557), University of California ($236,947), JP Morgan Chase Bank, National ($38,576), California Bank & Trust ($73,665), and Kaiser Foundation Health Plan ($684,289) and (ii) contractual rent increases through May 2015 ($17,018).
(3)	BART has 758 SF that is leased on a month-to-month basis.
(4)	University of California has a one-time right to terminate all or a portion of 28,527 SF at any time between May 1, 2016 and April 30, 2021 with 12 months’ notice. Additionally, University of California has the right to terminate either the 10th floor space (12,309 SF) or the 7th floor space (14,437 SF) (but not both spaces) at any time up to and including April 30, 2016 with six months’ notice and payment of a termination fee of one month’s rent if the termination date occurs in the calendar year 2015.
(5)	Kaiser Foundation Health Plan has a one-time right to terminate its lease on February 28, 2019 upon 15 months’ notice and payment of $2,200,000.
(6)	WestEd has 206 SF of storage space that is leased on a month-to-month basis.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the lease rollover schedule for the Kaiser Center Property:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(1)	# of Expiring Tenants(2)
MTM(3)	29,277	3.6%	3.6%	$104,601	0.5%	$3.57	19
2015	0	0.0	3.6%	0	0.0	0.00	0
2016	0	0.0	3.6%	0	0.0	0.00	0
2017	31,748	3.9	7.5%	1,220,580	5.4	38.45	5
2018	50,731	6.3	13.8%	1,665,129	7.4	32.82	4
2019	4,382	0.5	14.3%	55,826	0.2	12.74	2
2020	31,773	3.9	18.2%	961,734	4.3	30.27	3
2021	467,695	57.7	75.9%	14,496,916	64.5	31.00	4
2022	0	0.0	75.9%	0	0.0	0.00	0
2023	0	0.0	75.9%	0	0.0	0.00	0
2024	100,240	12.4	88.3%	3,967,550	17.7	39.58	1
2025	0	0.0	88.3%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	88.3%	0	0.0	0.00	0
Vacant	95,159	11.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	811,005	100.0%		$22,472,335	100.0%	$31.39	38

(1)	Weighted Average Annual UW Base Rent per SF excludes vacant space.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and which are not reflected in the Lease Expiration Schedule.
(3)	MTM tenants primarily consist of storage space, conference rooms, mail room, and the management office.

The following table presents certain information relating to historical leasing at the Kaiser Center Property:

Historical Leased %(1)

	2012	2013	2014	As of 5/28/2015
Owned Space	93.3%	90.3%	90.7%	89.3%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the indicated year unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Kaiser Center Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 3/31/2015	Underwritten(2)	Underwritten $ per SF(2)
Base Rent	$21,007,578	$19,754,772	$18,537,442	$19,215,991	$20,180,283	$24.88
Contractual Rent Steps	0	0	0	0	2,292,052	2.83
Gross Up Vacancy	0	0	0	0	3,066,483	3.78
Total Rent	$21,007,578	$19,754,772	$18,537,442	$19,215,991	$25,538,819	$31.49
Total Reimbursables	1,051,363	1,194,492	955,436	824,698	962,312	1.19
Parking Income	3,255,833	3,433,463	3,480,840	3,515,035	3,515,035	4.33
Other Income(3)	790,447	806,397	739,742	768,552	626,327	0.77
Vacancy & Credit Loss	0	0	0	0	(3,066,483)	(3.78)
Effective Gross Income	$26,105,221	$25,189,124	$23,713,460	$24,324,275	$27,576,010	$34.00

Real Estate Taxes	$2,885,372	$2,957,396	$3,026,691	$3,029,457	$3,131,104	$3.86
Insurance	202,985	201,779	199,820	195,128	222,163	0.27
Management Fee	228,146	227,643	195,961	204,669	827,280	1.02
Parking Expense	1,282,994	1,417,170	1,333,369	1,358,110	1,358,110	1.67
Other Operating Expenses	8,295,873	8,401,506	8,443,964	8,532,269	8,949,735	11.04
Total Operating Expenses	$12,895,370	$13,205,494	$13,199,805	$13,319,634	$14,488,393	$17.86

Net Operating Income	$13,209,851	$11,983,630	$10,513,655	$11,004,641	$13,087,617	$16.14
TI/LC	0	0	0	0	1,163,073	1.43
Capital Expenditures	0	0	0	0	202,751	0.25
Net Cash Flow	$13,209,851	$11,983,630	$10,513,655	$11,004,641	$11,721,793	$14.45

(1)	No income was underwritten for Kaiser II, which is collateral for the Kaiser Center Loan but may be released pursuant to certain terms and conditions. See “—Partial Release” below.
(2)	The increase in the Underwritten Net Operating Income from the TTM 3/31/2015 Net Operating Income is primarily attributed to (i) the present value of contractual rent steps for BART ($1,241,557), University of California ($236,947), JP Morgan Chase Bank, National ($38,576), California Bank & Trust ($73,665), and Kaiser Foundation Health Plan ($684,289); (ii) the burn off of free rent periods and (iii) contractual rent increases through May 2015 ($17,018).
(3)	Other Income includes direct utility reimbursements ($491,777) and tenant services and other miscellaneous income ($134,550).

■	Appraisal. As of the appraisal valuation date of April 21, 2015, Kaiser I had an “as-is” appraised value of $198,700,000 and an “as stabilized” value of $220,200,000 as of April 21, 2016. The borrower is strategically renovating certain floors at Kaiser I to attract technology tenants. The “as stabilized” value assumes that the renovations are complete and the occupancy rate at Kaiser I is 95% versus the underwritten occupancy rate of 88.3%. Further, as of the appraisal valuation date of April 21, 2015, the Kaiser Center Property (including both Kaiser I and Kaiser II) had an “as-is” appraised value of $209,500,000, and an “as stabilized” value of $233,100,000 as of April 21, 2016.

■	Environmental Matters. According to a Phase I environmental site assessment dated April 27, 2015, there were no recommendations for further action for the Kaiser Center Property.

■	Market Overview and Competition. The Kaiser Center Property is located in the downtown area of Oakland, Alameda County, California in the East Bay office market. Alameda County encompasses 17 separate cities covering an area of approximately 743 square miles. Oakland is home to corporate headquarters, start-ups, green energy companies, and research and development/high-technology companies. Oakland is served by several major freeways including Interstate 80 (east/west), Interstate 580 (east/west), Interstate 980 (north/south), and Interstate 880 (north/south). Mass transportation is provided by local and regional bus lines provided by the BART system. According to the U.S. Bureau of Labor Statistics, the March 2015 unemployment rate of Alameda County was 4.8%. The 2014 population within a one-, three- and five-mile radius of the Kaiser Center Property was 53,775, 267,831 and 490,486, respectively. As of the fourth quarter of 2014, the central business district submarket of the Oakland/ East Bay office market had an inventory of 10,592,000 SF that was 88.7% occupied with an average asking rent of $29.65 per SF, gross. The appraiser surveyed six competitive properties totaling 2,079,729 SF that had occupancy rates ranging from 86%-100% (91.0% weighted average) and recently signed leases with rental rates ranging from $33.00 to $42.00 per SF ($36.24 weighted average), gross. The appraiser concluded a market rent of $36.00 per SF, gross, for the 2nd through 4th floors and $39.00 per SF, gross, for the 5th through 28th floors. The weighted average in-place rent at the Kaiser Center Property is $30.54 per SF, gross.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Kaiser Center Property:

Office Lease Comparables(1)

	Kaiser Center (subject)	Lake Merritt Tower	City Center Complex	Center 21	Lake Merritt Plaza	Harrison Street Building	555 City Center
Year Built	1962	1990	1982	1984	1985	1985	2002
Total GLA	811,005	204,277	172,077	456,187	490,049	272,100	485,039
Lease Date	-	3/12/2015	7/1/2014	10/1/2014	7/1/2014	7/1/2014	2/1/2015
Rental Rate ($ per SF, gross)	-	$36.00	$33.48	$33.00	$37.20	$36.00	$42.00
Total Occupancy	88%	86%	86%	91%	87%	100%	94%

(1)	Source: Appraisal.

■	The Borrower. The borrower is SIC-Lakeside Drive, LLC, a single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Kaiser Center Whole Loan. Swig Investment Company, LLC (“Swig”) is the guarantor of certain non-recourse carveouts under the Kaiser Center Whole Loan.

The borrower sponsor is Swig. Swig is a privately-owned, San Francisco-based real estate operator with a 75+ year history of investment, development, partnership and management of commercial real estate properties in U.S. markets. Swig owns interests in 24 properties totaling approximately 8.3 million SF.

■	Escrows. The Kaiser Center Loan documents provide for upfront reserves in the amount of $1,491,823 for taxes and $5,706,695 (of which $261,308 have been released to borrower) for unfunded tenant improvements and free rent associated with certain tenants at the Kaiser Center Property.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Kaiser Center Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period; (ii) at the lender’s option if an acceptable blanket policy is not in effect, an insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay the insurance premiums over the then succeeding 12-month period and (iii) a replacement reserve in the amount of $16,551, capped at $595,836.

■	Lockbox and Cash Management. The Kaiser Center Whole Loan requires a lender-controlled lockbox account, which is already in place, and the borrower was required to direct tenants to pay their rents directly into such lockbox account. The related loan documents also require that all rents received by the borrower or the property manager be immediately deposited into the lockbox account following receipt. Prior to the occurrence of a Kaiser Center Trigger Period, all funds on deposit in the lockbox account are distributed to the borrower. During a Kaiser Center Trigger Period, all cash flow is required to be swept to a lender-controlled cash management account. After and prior to the cure of a Kaiser Center Trigger Period caused by a Specified Tenant Triggering Event, the Kaiser Center Loan documents require the monthly Specified Tenant Minimum Deposit to be swept into a lender-controlled leasing reserve account unless the borrower has delivered to the lender cash collateral or a letter of credit in the amount of the Specified Tenant Minimum Deposit.

“Specified Tenant Triggering Event” means (i) the bankruptcy or similar insolvency of BART or the University of California, (ii) the termination or cancellation of the BART or University of California lease and/or the BART or University of California lease failing to otherwise be in full force and effect, (iii) BART or University of California being in monetary default or material non-monetary default of its lease (beyond all notice and cure periods), or (iv) BART or University of California giving notice that it is terminating its lease for all or any portion of such space containing at least 50,000 SF or which when aggregated with all other leases terminated by BART or University of California contains 60,000 SF (in each case, excluding storage).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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“Specified Tenant Minimum Deposit” means (i) in the event of a Renewal Cash Sweep associated with BART and/or University of California: (a) the cash flow sweep will be capped at $1.80 per SF per month based on BART’s then current net rentable area, (b) if University of California renews at least 50% of its current net rentable area, cash flow sweep will be capped at $30 per SF foot of BART’s then current net rentable area, (c) at BART’s renewal notice date, if BART renews at least 60% of its current net rentable area, the cash flow sweep will stop and the previously swept funds will be used for contractual leasing costs associated with BART’s renewal and due or available to BART during the first 24 months following the renewal and the remaining previously swept funds will be released to the borrower, (d) If BART renews less than 60% of its then current net rentable area and the cash flow sweep continues, the cash flow sweep will stop once a total of 60% of BART’s then current net rentable area is leased to any other tenant or tenants (including any space renewed by BART) and previously swept funds will be used for contractual leasing costs associated with BART’s renewal and the other tenant(s) leases and due or available to BART and the other tenant(s) during the first 24 months following the renewal or new lease commencement and the remaining previously swept funds will be released to the borrower, (e) if University of California does not renew at least 50% of its then current net rentable area and BART does not renew at least 60% of its then current net rentable area, the cash flow sweep will be capped at $1.80 per SF per month up to a total cap of $30 per SF based on all non-renewed space for both tenants or (ii) in the event of a Specified Tenant Triggering Event, the cash flow sweep will be capped at $1.80 per SF per month up to a total cap of $30 per SF of the applicable tenant’s then current rentable area. Provided that no other event has occurred which results in a Kaiser Center Trigger Period, the borrower has the option to cure a Kaiser Center Trigger Period resulting from a Specified Tenant Triggering Event or a Renewal Cash Sweep related to BART or University of California by delivering to the lender a letter of credit in an amount equal to the applicable Specified Tenant Minimum Deposit.

A “Kaiser Center Trigger Period” means the period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Kaiser Center Loan documents (ii) the debt service coverage ratio being less than 1.20x; (iii) the debt yield being less than 7.0%; (iv) a Specified Tenant Triggering Event; or (v) any Specified Tenant’s (defined below) failure to provide written notice to the borrower of the renewal of its lease upon the earlier to occur of (1) (a) 24 months with respect to BART and (b) 12 months with respect to University of California, prior to its then current applicable lease expiration or (2) the renewal notice period required under the applicable lease, for a minimum renewal term of five years (the event described in this clause (v) being a ”Renewal Cash Sweep”) and (B) expiring upon (q) with regard to any Kaiser Center Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default; (r) with regard to any Kaiser Center Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters or the delivery of a letter of credit in an amount which if applied as a partial prepayment of the Kaiser Center Whole Loan causes the debt service coverage ratio to be equal to or greater than 1.20x; (s) with regard to any Kaiser Center Trigger Period commenced in connection with clause (iii) above, the date that the debt yield is equal to or greater than 7.0% for two consecutive calendar quarters or the delivery of a letter of credit in an amount which if applied as a partial prepayment of the Kaiser Center Whole Loan causes the debt yield to equal 7% or greater; (t) with regard to any Kaiser Center Trigger Period commenced in connection with clause (iv) above, the applicable Specified Tenant affirming its lease in the applicable bankruptcy or insolvency proceeding, the lender’s receipt of evidence that the applicable vacant or dark tenant space is leased, the tenant has accepted its premises, there is no further landlord work to be completed and the tenant is paying full unabated rent, or if it is not paying full unabated rent, that there are no conditions to tenant’s obligations to pay full rent other than any free rent period, the amount of which is reserved with the lender, default under the applicable Specified Tenant’s lease has been cured, or the applicable Specified Tenant’s revocation or rescission of all termination or cancellation notices with respect to the applicable Specified Tenant’s lease and has re-affirmed the applicable Specified Tenant’s lease as being in full force and effect, as applicable; and (u) with regard to any Kaiser Center Trigger Period commenced in connection with clause (v) above, with respect to the Renewal Cash Sweep, lender’s receipt of evidence satisfactory to it (1) that the applicable Specified Tenant has renewed its Specified Tenant Lease prior to its then applicable lease expiration or (2) the applicable Specified Tenant’s space is leased for a minimum term of five years, the tenant has accepted its premises, there is no further landlord work to be completed and the tenant is paying full

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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unabated rent, or if it is not paying full unabated rent, that there are no conditions to the tenant’s obligations to pay full rent other than any free rent period, the amount of which is reserved with the lender.

A “Specified Tenant” means, as applicable, each of (a) BART and (b) University of California (together with any parent or affiliate thereof providing credit support or a guaranty under any such lease) and will include any replacement tenant of either such Specified Tenant of 60,000 SF or more approved in accordance with the Kaiser Center Loan documents.

■	Property Management. The Kaiser Center Property is managed by The Swig Company, an affiliate of the borrower (the “Manager”). Under the Kaiser Center Loan documents, the Kaiser Center Property may not be managed by any other party, other than a Qualified Manager (defined below). The borrower has the right to replace the Manager provided: (i) no event of default under the Kaiser Center Loan has occurred and is continuing, (ii) the lender receives at least 30 days prior written notice and (iii) the applicable new manager is a Qualified Manager. If the borrower is in default (following applicable notice and cure periods) under the management agreement, the lender has the right, but not the obligation, to perform any act or take any action to cause all the terms, covenants and conditions of the management agreement on the part of borrower to be performed or observed, to the end that the rights of borrower in, to and under the management agreement will be kept unimpaired and free from default.

A “Qualified Manager” means (i) a property manager reasonably approved by the lender in writing (which such approval may be conditioned upon a Rating Agency Confirmation) or (ii)(a) the Manager, (b) any affiliate of the Manager that is controlled by or is under common control with the Manager, (c) Cushman & Wakefield or an affiliate, (d) Jones Lang LaSalle or an affiliate, (e) CBRE or an affiliate, or (f) a property manager that is (I) a reputable management company having at least five years’ experience in the management of properties similar in class and size to the Kaiser Center Property in Oakland, California, the San Francisco Bay area or any similar metropolitan area, (II) at the time of its engagement as property manager has under management not less than three class “A” office properties containing leasable square footage equal to or greater than 2,500,000 leasable SF of office space in the aggregate (excluding the Kaiser Center Property) and (III) not the subject of a bankruptcy or similar insolvency proceeding; provided, that, no material adverse change (economic or otherwise) has occurred to such manager, as determined by the lender in its reasonable discretion, prior to such manager taking over the management responsibilities of the Kaiser Center Property.

■	Partial Release. In the event the borrower proposes to transfer Kaiser II to an entity other than an entity owned, directly or indirectly by the borrower (the “Release Parcel”), the borrower is permitted to release Kaiser II from the lien of the Kaiser Center Whole Loan provided that, among other conditions: (a) the borrower delivers to the lender evidence that the Release Parcel is not necessary for the borrower’s operation or use of the Remaining Kaiser Center Property for its then current use, and may be readily separated from the Kaiser Center Property; (b) on the date of the release, no event of default under the Kaiser Center Loan has occurred and is continuing; (c) the borrower delivers to the lender evidence that (i) the Release Parcel has been legally subdivided from the remainder of the Kaiser Center Property after giving effect to the release of the Release Parcel (the “Remaining Kaiser Center Property”), (ii) after giving effect to such transfer, each of the Release Parcel and the Remaining Property conforms to and is in compliance in all material respects with applicable legal requirements and constitutes a separate tax lot, (iii) the Release Parcel is not necessary for the Remaining Kaiser Center Property to comply with any zoning, building, land use or parking or other legal requirements applicable to the Remaining Kaiser Center Property or for the then current use of the Remaining Kaiser Center Property; and (d) immediately after such release, the loan-to-value ratio based on the value of the Remaining Kaiser Center Property is equal to or less than 125%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Mezzanine Indebtedness. After the first anniversary of the origination of the Kaiser Center Loan, mezzanine debt secured by a pledge of direct or indirect equity interests in the borrower is permitted from a lender meeting certain requirements set forth in the Kaiser Center Loan documents (the “Mezzanine Lender”), provided that, among other things (a) no event of default under the Kaiser Center Loan has occurred and is continuing, (b) after giving effect to the mezzanine loan, the combined debt service coverage ratio is equal to or greater than 1.40x, the combined loan-to-value ratio does not exceed 75.0% and the combined debt yield is greater than 8.5%, (c) the mezzanine loan is current pay with no payment-in-kind or similar features, (d) if the mezzanine loan is subject to floating-rate interest, the borrower is required to acquire and maintain an interest rate cap agreement acceptable to the lender, (e) the Mezzanine Lender executes a subordination and intercreditor agreement acceptable in form and substance to the lender, (f) the borrower delivers to the lender a Rating Agency Confirmation, (g) the related loan documents are amended as required by the lender, among other things, to require that all sums in the lockbox account be swept daily to the cash management account irrespective of whether a Kaiser Center Trigger Period exists and to include payments of mezzanine debt service from the disbursements from the cash management account and (h) the term of the mezzanine loan is co-terminous with, or longer than, the term of the Kaiser Center Loan.

■	Terrorism Insurance. The borrower is required to maintain (x) an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Kaiser Center Property and (y) business interruption coverage with no exclusion for terrorism covering no less than 12 months of business interruption coverage in an amount equal to 100% of the projected gross income from the Kaiser Center Property (on an actual loss sustained basis) for a period continuing until the restoration of the Kaiser Center Property is completed, and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no higher than $50,000. If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism coverage is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Kaiser Center Loan, but in such event the borrower is not required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of the terrorism component of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Hilton Garden Inn
Pittsburgh/Southpointe
1000 Corporate Drive
Canonsburg, PA 15317
Ohioville
Conway
Valencia
Freeport
Industry
Baden
Wexford
Hookstown
Ambridge
Franklin Park
Arnold
Springdale
Frankfort Springs
Etna
Plum
PITTSBURGH INT'L AIRPORT
DOWNTOWN
Burgettstown
Pittsburgh
Monroeville
McDonald
Trafford
McKeesport
West Middletown
Canonsburg
Elizabeth
Houston
McMurray
West Newton
Washington
Donora
Smithton
Green Hills
Bentleyville
Arnold City
Claysville
Cokeburg
Stockdale
Beallsville
Green Tree
Carnegie
Oakdale
Rennerdale
Heidelberg
Dormont
St Clair Hospital
Mt Lebanon
Bridgeville
Morgan
Cuddy
South Hills Village
Southview
Bethel Park
Lawrence
Upper St Clair
Muse
Hendersonville
Westland
IceoPlex at Southpointe
McMurray
Canonsburg
Strabane
Houston
Canonsburg General Hospital
Venetia
The Meadows Racetrack & Casino
Tanger Outlets
Wylandville
Strabane Square
Trinity Point
Washington Mall
Washington
Washington And Jefferson College
Eighty Four
Washington Crown Center
Laboratory
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Canonsburg, Pennsylvania	Cut-off Date Principal Balance		$30,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$171,428.57
Size (Rooms)	175	Percentage of Initial Pool Balance		3.0%
Total TTM Occupancy as of 4/30/2015	73.0%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 4/30/2015	73.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2001 / 2013-2014	Mortgage Rate		4.35000%
Appraised Value(1)	$43,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$11,405,754	Original Interest-Only Period (Months)		24
Underwritten Expenses	$7,484,967
Underwritten Net Operating Income (NOI)	$3,920,787	Escrows
Underwritten Net Cash Flow (NCF)	$3,464,556		Upfront	Monthly
Cut-off Date LTV Ratio	68.6%	Taxes	$238,074	$29,759
Maturity Date LTV Ratio	58.4%	Insurance	$0	$6,415
DSCR Based on Underwritten NOI / NCF	2.19x / 1.93x	FF&E	$0	$ 38,019
Debt Yield Based on Underwritten NOI / NCF	13.1% / 11.5%	Other(2)	$111,865	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$30,000,000	99.8%	Loan Payoff	$14,459,281	48.8%
Other Sources	50,000	0.2	Principal Equity Distribution	14,678,787	48.1
			Closing Costs	561,993	1.9
			Reserves	349,939	1.2

Total Sources	$30,050,000	100.0%	Total Uses	$30,050,000	100.0%

(1)	The Appraised Value of $43,700,000 excludes the value attributable to the Retail Center Parcel.
(2)	Other reserve represents an upfront deferred maintenance reserve of $111,865 for asphalt repairs.

■    The Mortgage Loan. The mortgage loan (the “Hilton Garden Inn Pittsburgh/Southpointe Loan”) is evidenced by a note in the original principal amount of $30,000,000 and is secured by a first mortgage encumbering a 175-room full-service hotel located in Canonsburg, Pennsylvania (the “Hilton Garden Inn Pittsburgh/Southpointe Property”). The Hilton Garden Inn Pittsburgh/Southpointe Loan was originated by Citigroup Global Markets Realty Corp. on June 23, 2015 and represents approximately 3.0% of the Initial Pool Balance. The note evidencing the Hilton Garden Inn Pittsburgh/Southpointe Loan has an outstanding principal balance as of the Cut-off Date of $30,000,000 and an interest rate of 4.35000% per annum. The proceeds of the Hilton Garden Inn Pittsburgh/Southpointe Loan were primarily used to refinance existing indebtedness at the Hilton Garden Inn Pittsburgh/Southpointe Property and return principal equity to the borrower sponsor.

The Hilton Garden Inn Pittsburgh/Southpointe Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Hilton Garden Inn Pittsburgh/Southpointe Loan requires interest only payments on each due date through and including the due date occurring in July 2017 and thereafter requires monthly payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the Hilton Garden Inn Pittsburgh/Southpointe Loan is the due date in July 2025. At any time after the second anniversary of the securitization Closing Date, the Hilton Garden Inn Pittsburgh/Southpointe Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Hilton Garden Inn Pittsburgh/Southpointe Loan documents. Voluntary prepayment of the Hilton Garden Inn Pittsburgh/Southpointe Loan is permitted on or after the due date occurring in April 2025 without payment of any prepayment premium.

■     The Mortgaged Property. The Hilton Garden Inn Pittsburgh/Southpointe Property is a 175-room, full-service hotel located in the Southpointe Business Park in Canonsburg, Pennsylvania. The hotel is operated as a Hilton Garden Inn hotel facility pursuant to a franchise agreement with an expiration date of September 27, 2022. The Hilton Garden Inn Pittsburgh/Southpointe Property also includes an 11,866 SF strip shopping center that is 100% leased by three tenants (“Retail Center Parcel”), however, revenue and expenses associated with the Retail Center Parcel were not included in the underwriting of the Hilton Garden Inn Pittsburgh/Southpointe Loan except for real estate taxes and insurance expenses. The Hilton Garden Inn Pittsburgh/Southpointe Property was constructed in 2001 and most recently renovated in 2013-2014. The Hilton Garden Inn Pittsburgh/Southpointe Property features 18,933 SF across five banquet/meeting rooms, 11,700 SF of outdoor event space, a heated

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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indoor pool and whirlpool, fitness center, 24-hour business center, 24-hour convenience store, and a full-service restaurant. The site also contains parking areas that can accommodate 602 vehicles.

The following table presents certain information relating to the demand analysis with respect to the Hilton Garden Inn Pittsburgh/Southpointe Property based on market segmentation, as provided in the appraisal for the Hilton Garden Inn Pittsburgh/Southpointe Property:

Demand Segmentation(1)

Property	Commercial	Meeting & Group	Leisure
Hilton Garden Inn Pittsburgh/Southpointe	60.0%	20.0%	20.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM March 31, 2015 penetration rates relating to the Hilton Garden Inn Pittsburgh/Southpointe Property and various market segments, as provided in the March 2015 travel research report for the Hilton Garden Inn Pittsburgh/Southpointe Property:

TTM March 31, 2015 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Hilton Garden Inn Pittsburgh/Southpointe	96.7%	108.0%	104.4%

(1)	Source: March 2015 travel research report for the Hilton Garden Inn Pittsburgh/Southpointe Property.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hilton Garden Inn Pittsburgh/Southpointe Property:

Hilton Garden Inn Pittsburgh/Southpointe(1)

	2012(2)	2013(2)	2014(2)	TTM 4/30/2015
Occupancy	75.6%	74.6%	74.0%	73.0%
ADR	$118.15	$125.61	$128.09	$128.92
RevPAR	$89.27	$93.75	$94.82	$94.07

(1)	Source: As provided by the borrower.
(2)	Fiscal year end for 2012, 2013 and 2014 is October 31.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■     Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hilton Garden Inn Pittsburgh/Southpointe Property:

Cash Flow Analysis

	2012(2)	2013(2)	2014(2)	TTM 4/30/2015	Underwritten(3)	Underwritten $ per Room
Room Revenue	$5,717,725	$5,988,516	$6,056,310	$6,008,718	$6,008,718	$34,336
Food & Beverage Revenue	3,053,389	3,050,174	3,222,235	3,017,642	3,017,642	17,244
Jacksons Restaurant	1,978,002	2,040,820	2,030,436	1,949,664	1,949,664	11,141
Other Revenue(1)	384,037	384,383	469,477	473,773	429,730	2,456
Total Revenue	$11,133,153	$11,463,893	$11,778,458	$11,449,797	$11,405,754	$65,176

Room Expense	$1,155,119	$1,216,820	$1,275,065	$1,268,095	$1,268,095	$7,246
Food & Beverage Expense	1,277,210	1,195,282	1,251,999	1,199,603	1,199,603	6,855
Jacksons Restaurant	1,402,472	1,357,940	1,354,252	1,271,450	1,291,145	7,378
Other Expense	255,323	260,424	315,007	303,533	303,533	1,734
Total Departmental Expense	$4,090,124	$4,030,466	$4,196,323	$4,042,681	$4,062,376	$23,214
Total Undistributed Expense	2,923,325	2,916,509	2,939,577	2,932,531	2,985,679	17,061
Total Fixed Charges	380,068	385,277	468,931	543,983	436,913	2,497
Total Operating Expenses	$7,393,516	$7,332,252	$7,604,830	$7,519,195	$7,484,967	$42,771

Net Operating Income	$ 3,739,637	$4,131,641	$4,173,628	$3,930,602	$3,920,786	$22,404
FF&E	445,326	458,556	471,138	457,992	456,230	2,607
Net Cash Flow	$3,294,311	$3,673,086	$3,702,490	$3,472,610	$3,464,556	$19,797

(1)	Other Revenue includes vending, guest laundry, audio visual rental, no show income, cancellation fees and other miscellaneous income.
(2)	Fiscal year end for 2012, 2013 and 2014 is October 31.
(3)	Revenue and expenses associated with the Retail Center Parcel was not included in the Underwritten Cash Flow Analysis except for real estate taxes and insurance expenses.

■     Appraisal. According to the appraisal, the Hilton Garden Inn Pittsburgh/Southpointe Loan had an “as-is” appraised value of $43,700,000 as of May 13, 2015.

■    Environmental Matters. According to the Phase I environmental report, dated May 20, 2015, there are no recognized environmental conditions or recommendations for further action at the Hilton Garden Inn Pittsburgh/Southpointe Property.

■    Market Overview and Competition. The Hilton Garden Inn Pittsburgh/Southpointe Property is located in Canonsburg, Washington County, Pennsylvania, which is part of the Pittsburgh Metropolitan Area. Based on the appraisal, as of year-end 2014, the resident population of Pittsburgh was approximately 2,361,800, with a median household income of approximately $51,400. Hotel demand for the neighborhood is primarily generated by its location along Interstate 79 and proximity to Interstate 70. Commercial demand is largely derived from the 610-acre Southpointe Business Park with 3.1 million SF of office space, which is home to many large area employers including CONSOL Energy, Crown Castle USA, Halliburton, Mylan, Noble Energy, NiSource, and Range Resources.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hilton Garden Inn Pittsburgh/Southpointe Property and its competitive set, as provided in a market report for the Hilton Garden Inn Pittsburgh/Southpointe Property:

Historical Statistics(1)

	Hilton Garden Inn Pittsburgh/Southpointe			Competitive Set			Penetration

	TTM 3/31/2013	TTM 3/31/2014	TTM 3/31/2015	TTM 3/31/2013	TTM 3/31/2014	TTM 3/31/2014	TTM 3/31/2013	TTM 3/31/2014	TTM 3/31/2015
Occupancy(2)	74.9%	73.7%	73.3%	75.6%	75.9%	75.9%	99.1%	97.2%	96.7%
ADR	$122.34	$128.86	$131.10	$114.67	$118.78	$121.42	106.7%	108.5%	108.0%
RevPAR	$91.57	$94.97	$96.16	$86.63	$90.10	$92.13	105.7%	105.4%	104.4%

(1)	Source: March 2015 travel research report for the Hilton Garden Inn Pittsburgh/Southpointe Property.
(2)	As provided by the borrower and reflects average occupancy the trailing-twelve months as of March 31st for the specified year unless otherwise indicated.

Hilton Garden Inn Pittsburgh/Southpointe Property Competitive Set(1)

Property	Number of Rooms	Year Opened
Hilton Garden Inn Pittsburgh/Southpointe	175	2001
Cambria Suites Washington	105	2010
Courtyard Washington Meadow Lands	124	2011
Crowne Plaza Pittsburgh South	179	1969
Hampton Inn Washington	111	1995
Homewood Suites Pittsburgh Southpointe	113	2009
Holiday Inn Express Pittsburgh Bridgeville	70	1999
Holiday Inn Express & Suites Pittsburgh Southwest Southpointe	90	2014
Total	967

(1)	Source: March 2015 travel research report for the Hilton Garden Inn Pittsburgh/Southpointe Property.

■    The Borrower. The borrower is Southpointe Hotel and Conference Center, L.P., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hilton Garden Inn Pittsburgh/Southpointe Loan. The non-recourse carveout guarantor is Millcraft Investments, Inc. Millcraft Investments, Inc. is a Pittsburgh based real estate developer and management company established in 1957 and has been creating and maintaining large-scale office, retail, and mixed-use developments. The Millcraft Investments, Inc. portfolio includes 706,763 SF across 8 office properties, 223-units in two apartment properties, a 175-room hotel (the Hilton Garden Inn Pittsburgh/Southpointe Property), and two condominiums.

■    Escrows. On the origination date, the borrower funded aggregate reserves of $349,939 with respect to the Hilton Garden Inn Pittsburgh/Southpointe Property, comprised of: (i) $238,074 in respect of certain real estate tax expenses; and (ii) $111,865 into a deferred maintenance reserve for asphalt repairs.

On each due date, the borrower is required to fund: (i) a tax reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes over the then succeeding 12-month period (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, provided that lender may, at its option, waive the required monthly insurance deposit if the liability or casualty policy maintained by the borrower constitutes an approved blanket or umbrella policy under the Hilton Garden Inn Pittsburgh/Southpointe Loan documents and the borrower is not required to maintain a separate policy under the Hilton Garden Inn Pittsburgh/Southpointe Loan documents, and (iii) a reserve for furniture, fixtures and equipment in an amount equal to one-twelfth of 4% of the greater of (a) the annual gross room revenue for the Hilton Garden Inn Pittsburgh/Southpointe Property for the immediately preceding fiscal year as reasonably determined by the lender and (b) the projected annual gross revenues for the hotel related operations at the Hilton Garden Inn Pittsburgh/Southpointe Property for the fiscal year in which such due date occurs as set forth in the approved annual budget, provided, that if no approved

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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annual budget exists for the applicable fiscal year, the amount is required to be determined by the lender in its reasonable discretion. No property improvement plan (“PIP”) was required under the franchise agreement at origination. In the event that at any time following origination the lender determines that a PIP is required by the franchisor, the borrower will be required to deposit an amount equal to 110% of the costs of the related PIP work (as estimated by the lender in its reasonable discretion) (i) in the case of any existing or renewal franchise agreement, prior to the effective date on which the PIP is imposed and (ii) in the case of any new franchise agreement, on or prior to the date such new franchise agreement is executed and delivered. Additionally, if, at any time, the lender determines that amounts on deposit in the PIP reserve account will be insufficient to pay the estimated costs of PIP work, the borrower is required to make a true-up payment (excluding the costs of any items constituting duplicative FF&E) with respect to any insufficiency into the PIP reserve account.

■    Outparcel Release. Provided no event of default is then continuing under the Hilton Garden Inn Pittsburgh/Southpointe Loan documents, the borrower has a one-time right to obtain release of the Retail Center Parcel from the lien of the Hilton Garden Inn Pittsburgh/Southpointe Loan documents in conjunction with a transfer of the Retail Center Parcel out of the borrower’s ownership, subject to the satisfaction of certain conditions, including, among others: (i) no event of default has occurred and is continuing under the Hilton Garden Inn Pittsburgh/Southpointe Loan, (ii) the borrower has delivered a REMIC opinion with respect to the release in form and substance acceptable to the lender and the rating agencies and such release otherwise satisfies then applicable REMIC rules and regulations, (iii) except as set forth in the last sentence of this paragraph, the debt service coverage ratio after the release, based on the amortizing constant is at least equal to 1.50x and the debt yield after the release is at least equal to 11.65% after any such release, (iv) except as set forth in the last sentence of this paragraph, the loan-to-value after any such release is no greater than 70%, and (v) any future owner of the Retail Center Parcel is prohibited from developing or using such Retail Center Parcel as a restaurant (other than certain types permitted by the Hilton Garden Inn Pittsburgh/Southpointe Loan documents that would not compete with the hotel restaurant) or other similar uses that would directly compete with the hotel at the Hilton Garden Inn Pittsburgh/Southpointe Property (including any restaurant tenants) or poach any tenants from the hotel at the Hilton Garden Inn Pittsburgh/Southpointe Property. If the release is completed within the first loan year, the release will not be subject to any debt service coverage ratio, debt yield, or loan-to-value tests.

■    Lockbox and Cash Management. The Hilton Garden Inn Pittsburgh/Southpointe Loan is structured with a hard lockbox and springing cash management. The Hilton Garden Inn Pittsburgh/Southpointe Loan documents require credit card receivables to be sent directly to the lockbox account. The manager deposits retail rents into the lockbox account prior to the earlier of a Hilton Garden Inn Pittsburgh/Southpointe Trigger Period or the first anniversary of origination, after which tenants will be directed to deposit their rent directly into the lockbox account.  Upon the occurrence and during the continuance of a Hilton Garden Inn Pittsburgh/Southpointe Trigger Period, all other revenue from the operation of the hotel is required to be directly deposited into the lockbox account. The funds in the lockbox account are required to be swept on a daily basis to or at the direction of the borrower unless a Hilton Garden Inn Pittsburgh/Southpointe Trigger Period exists, in which case funds are to be transferred on each business day to a lender-controlled cash management account (which cash management account is also to be established and thereafter maintained by the lender on the borrower’s behalf upon the occurrence and during the existence of a Hilton Garden Inn Pittsburgh/Southpointe Trigger Period). On each due date, the Hilton Garden Inn Pittsburgh/Southpointe Loan documents require that all amounts on deposit in the cash management account, if any, after payment of debt service and funding of any required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums, replacement reserves and other amounts due and owing to the lender and/or servicer pursuant to the terms of the Hilton Garden Inn Pittsburgh/Southpointe Loan documents, to the extent that a Hilton Garden Inn Pittsburgh/Southpointe Trigger Period has occurred and is continuing, be held by the lender as additional collateral for the Hilton Garden Inn Pittsburgh/Southpointe Loan. During the continuance of an event of default under the Hilton Garden Inn Pittsburgh/Southpointe Loan, the lender may apply any funds in Hilton Garden Inn Pittsburgh/Southpointe cash management account to amounts payable under the Hilton Garden Inn Pittsburgh/Southpointe Loan and/or toward the payment of expenses of the Hilton Garden Inn Pittsburgh/Southpointe Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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A “Hilton Garden Inn Pittsburgh/Southpointe Trigger Period” means any period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Hilton Garden Inn Pittsburgh/Southpointe Loan, (ii) the debt service coverage ratio being less than 1.20x; (iii) the occurrence of a Hilton Garden Inn Pittsburgh/Southpointe Franchise Agreement Trigger Period; (iv) the failure of a Hilton Garden Inn Pittsburgh/Southpointe Franchise Renewal Event to have occurred on or before 12 months prior to the expiration of the franchise agreement; or (v) Millcraft Hospitality, L.P.’s involvement in a bankruptcy action including, but not limited to, commencement of a proceeding seeking reorganization, liquidation, or dissolution or the appointment of a receiver; and (B) expiring upon (u) in the case of clause (i) above, the cure (if applicable) of such event of default; (w) in the case of clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters; (x) in the case of clause (iii) above, a Hilton Garden Inn Pittsburgh/Southpointe Franchise Agreement Trigger Period ceasing to exist in accordance with the terms of the related loan agreement; (y) in the case of clause (iv) above, the occurrence of a Hilton Garden Inn Pittsburgh/Southpointe Franchise Renewal Event; and (z) in the case of clause (v) above, the borrower’s replacement of Millcraft Hospitality, L.P. with a replacement manager approved by the lender in writing and engaged pursuant to a management agreement approved by the lender in writing (in each case, lender’s approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation).

A “Hilton Garden Inn Pittsburgh/Southpointe Franchise Agreement Trigger Period” means a period (A) commencing upon the first to occur of (i) the franchisor giving written notice of a default under the franchise agreement beyond any applicable notice and cure periods, (ii) the borrower or franchisor giving notice that it is terminating the franchise agreement, (iii) any termination or cancellation of the franchise agreement (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding of franchisor) and/or the franchise agreement expiring or otherwise failing to otherwise be in full force and effect, (iv) the failure of the Hilton Garden Inn Pittsburgh/Southpointe Property to be operated or flagged pursuant to the franchise agreement, (v) any intellectual property or material permit relating to the Hilton Garden Inn Pittsburgh/Southpointe Property failing to be in full force and effect and (vi) any bankruptcy or insolvency of the franchisor and (B) terminating upon the lender’s receipt of evidence reasonably acceptable to the lender (1) (a) that the borrower has cured all defaults, if any, under the franchise agreement, the borrower and franchisor have re-affirmed the franchise agreement is in full force and effect, the franchisor is no longer insolvent or subject to any bankruptcy proceedings and has affirmed the franchise agreement to the court, the Hilton Garden Inn Pittsburgh/Southpointe Property continues to be operated, flagged, and branded pursuant to the franchise agreement, and all permits are in full force and effect or (b) of the branding, “flagging” and operation of the Hilton Garden Inn Pittsburgh/Southpointe Property pursuant to a replacement qualified franchise agreement entered into in accordance with the terms of the related loan agreement and the other Hilton Garden Inn Pittsburgh/Southpointe Loan documents (the qualified franchise agreement is required to be in full force and effect with no defaults), and delivery to the lender of a comfort letter in form and substance reasonably acceptable to the lender and (2) to the extent a PIP is required in connection with the foregoing of, the deposit of the corresponding PIP deposit into the PIP reserve account in accordance the loan agreement.

A “Hilton Garden Inn Pittsburgh/Southpointe Franchise Renewal Event” occurs upon the lender’s receipt of evidence reasonably acceptable to the lender that (i) the related franchise agreement has been extended or a replacement qualified franchise agreement has been entered into, in each case, for a term expiring no earlier than 3 years after the maturity date of the Hilton Garden Inn Pittsburgh/Southpointe Loan, (ii) such franchise agreement (as so extended) or such replacement qualified franchise agreement is in full force and effect with no defaults thereunder, (iii) to the extent a PIP is required, the corresponding PIP deposit has been deposited in the PIP reserve and (iv) a comfort letter has been delivered in form and substance reasonably acceptable to the lender from the applicable franchisor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■     Property Management. The Hilton Garden Inn Pittsburgh/Southpointe Property is currently managed by Millcraft Hospitality, L.P., an affiliate of the borrower. Under the Hilton Garden Inn Pittsburgh/Southpointe Loan documents, Millcraft Hospitality, L.P. cannot be replaced as manager of the Hilton Garden Inn Pittsburgh/Southpointe Property by the borrower, except with a management company meeting certain criteria specified in the Hilton Garden Inn Pittsburgh/Southpointe Loan documents, including delivery to the lender of a Rating Agency Confirmation. The lender may replace (or require the borrower to replace) Millcraft Hospitality, L.P. as manager if there is a material default by Millcraft Hospitality, L.P. under the management agreement, if Millcraft Hospitality, L.P. files a bankruptcy petition or a similar event occurs, or if a Hilton Garden Inn Pittsburgh/Southpointe Trigger Period exists. Any change to the property manager is subject to the prior approval of the franchisor.

■    Mezzanine or Subordinate Indebtedness. Not permitted.

■    Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Hilton Garden Inn Pittsburgh/Southpointe Property, plus business interruption coverage in an amount equal to 100% of the projected net operating income plus fixed expenses (on an actual loss sustained basis) from the Hilton Garden Inn Pittsburgh/Southpointe Property for a period continuing from the time of loss for a recovery period not to exceed twelve (12) months. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $10,000. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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GEORGIA
Jacksonville
Atlantic Ocean
Panama City
Gainesville
Daytona Beach
Orlando
Tampa
Palm Bay
St Petersburg
FLORIDA
Port St Lucie
Gulf of Mexico
Fort Myers
Naples
Miami
Key West
Phipps-Overstreet Greenway Park
Phipps Park
MACLAY RD
Lake Hall
319
ROYAL OAKS
Killearn Country Club
N MERIDIAN RD
BOBBIN BROOK
SAWGRASS PLANTATION
AJ Henry Park
263
HUNTINGTON ESTATES
27
Lake Jackson Mounds State Park
LAKESHORE
10
8
ROSE HOLLOW
Northwest Park
HARTSFIELD PLANTATION
PENNY LANE
WESTOVER
THOMASVILLE RD
WOODGATE
HIDDEN VALLEY
MICCOSUKEE RD
N MONROE ST
155
HILLWOOD
Tallahassee Mall
HARTSFIELD RD
N MISSION RD
CAPITAL CIR NW
61
SENIC HEIGHTS
Tallahassee
SWEETWATER OAKS
90
W THARPE ST
LEVY PARK
AVONDALE
Doubletree Tallahassee
101 South Adams Street
Tallahassee, FL 32301
GRIFFIN HEIGHTS
San Luis Mission Park
MAHAN DR
CAMPUS CIRCLE
Upper Lake Lafayette
Tallahassee Community College
Florida State University
Governors Park
Tom Brown Park
W PENSACOLA ST
Governor's Square
TOWNE EAST
CAPITAL CIR SE
DOWNTOWN
20
JACKSON BLUFF RD
COPPER CREEK
CHASE RIDGE
MABRY MANOR
ELBERTA EMPIRE
APALACHEE PKY
Capital City Country Club
Florida A&M
TWIN LAKES
Florida State Rec Center
E MAGNOLIA DR
Seminole Golf Course
CALLEN
371
W ORANGE AVE
APALACHEE RIDGE ESTATES
LIBERTY PARK
THREE LANTERNS
Lake Bradford
Springsax Park
Jake Gaither Golf Course
Capital Park
BEACON HILL
Southwood Golf Club
263
SPRINGHILL RD
RIDGE RD
TALLAHASSEE REGIONAL AIRPORT
WILSON GREEN
TRAM RD
CAPITAL CIR SW
OAK RIDGE
LAKEWOOD
363
Lake Munson
CARTIFACT
MAP © 2015 CARTIFACT · DATA © OSM

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Tallahassee, Florida	Cut-off Date Principal Balance	$25,574,500
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$105,244.86
Size (Rooms)	243	Percentage of Initial Pool Balance	2.5%
Total TTM Occupancy as of 5/31/2015	74.8%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 5/31/2015	74.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	1971 / 2014-2015	Mortgage Rate	4.83650%
Appraised Value	$36,335,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$10,054,161
Underwritten Expenses	$6,824,801
Underwritten Net Operating Income (NOI)	$3,229,360	Escrows
Underwritten Net Cash Flow (NCF)	$2,827,193	Upfront	Monthly
Cut-off Date LTV Ratio	70.4%	Taxes	$92,612	$18,522
Maturity Date LTV Ratio(1)	57.3%	Insurance	$24,302	$12,151
DSCR Based on Underwritten NOI / NCF	2.00x / 1.75x	FF&E(2)	$0	$33,514
Debt Yield Based on Underwritten NOI / NCF	12.6% / 11.1%	Other(3)	$1,000,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,574,500	100.0%	Loan Payoff	$17,519,258	68.5%
Principal Equity Distribution	6,390,523	25.0
Reserves	1,116,913	4.4
Closing Costs	547,806	2.1
Total Sources	$25,574,500	100.0%	Total Uses	$25,574,500	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as complete” appraised value of $36,535,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 57.6%. See “—Appraisal” below.

(2)	On each monthly due date, the borrower is required to fund the FF&E reserve in an amount equal to (i) $33,514 occurring in August 2015 through July 2016 and (ii) thereafter, the greater of (a) the monthly amount required to be reserved pursuant to the franchise agreement for the replacement of FF&E or (b) one-twelfth of 4% of the operating income of the Property for the previous 12-month period determined on the last calendar day of June. See “—Escrows” below.
(3)	Other reserves represent $1,000,000 for capital expenditures in accordance with a lender approved capital expenditure budget. See “—Escrows” below.
■	The Mortgage Loan. The mortgage loan (the “Doubletree Tallahassee Loan”) is evidenced by a note in the original principal amount of $25,574,500, secured by a first mortgage encumbering the fee simple interest in a full-service hotel property located in Tallahassee, Florida (the “Doubletree Tallahassee Property”). The Doubletree Tallahassee Loan was originated by Goldman Sachs Mortgage Company on June 18, 2015 and represents approximately 2.5% of the Initial Pool Balance. The note evidencing the Doubletree Tallahassee Loan has a principal balance as of the Cut-off Date of $25,574,500 and an interest rate of 4.83650% per annum. The borrower utilized the proceeds of the Doubletree Tallahassee Loan to refinance the existing debt on the Doubletree Tallahassee Property, return equity to the borrower sponsor, fund reserves and pay origination costs.

The Doubletree Tallahassee Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Doubletree Tallahassee Loan requires monthly payments of interest and principal sufficient to amortize the Doubletree Tallahassee Loan over a 30-year amortization schedule. The scheduled maturity date is the due date occurring in July 2025. Voluntary prepayment of the Doubletree Tallahassee Loan is prohibited prior to April 6, 2025. Provided that no event of default under the Doubletree Tallahassee Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Doubletree Tallahassee Property is a 243-room full-service hotel located in Tallahassee, Florida. The Doubletree Tallahassee Property was constructed in 1971 and was most recently renovated in 2014-2015. Located at the corner of South Adams Street and East Park Avenue in Tallahassee, the Doubletree Tallahassee Property sits atop approximately 0.98 total acres. The building is 16 stories tall and sits within one mile of Florida State University and the Florida State Capitol. The full-service Doubletree Tallahassee Property features approximately 5,394 SF of meeting space, garage parking, a food and beverage outlet, a fitness center and a business center.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the demand analysis with respect to the Doubletree Tallahassee Property based on market segmentation, as provided by the borrower for the Doubletree Tallahassee Property:

Accommodated Room Night Demand(1)

	Meeting and Group	Leisure	Commercial
Doubletree Tallahassee	40.8%	48.6%	10.6%

(1)	As provided by the borrower.

The following table presents certain information relating to the TTM April 2015 penetration rates relating to the Doubletree Tallahassee Property and various market segments, as provided in an April 2015 travel research report for the Doubletree Tallahassee Property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM April 2015	113.7%	100.7%	114.5%
TTM April 2014	111.6%	103.0%	115.0%
TTM April 2013	114.4%	103.3%	118.2%

(1)	Source: April 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Doubletree Tallahassee Property:

Doubletree Tallahassee (1)

	2013	2014(2)	TTM 5/31/2015
Occupancy	73.0%	73.6%	74.8%
ADR	$117.57	$118.28	$126.49
RevPAR	$85.86	$87.09	$94.67

(1)	As provided by the borrower and which represents averages for the indicated periods.
(2)	The 2014 information is annualized from April to December. The borrower sponsor purchased the property in April 2014 and operating statements for the first three months of the year were not available.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Doubletree Tallahassee Property:

Cash Flow Analysis(1)

	2013	2014(2)	TTM 5/31/2015	Underwritten	Underwritten $ per Room
Rooms Revenue	$7,615,037	$7,724,188	$8,396,405	$8,396,362	$34,553
Food & Beverage Revenue	1,258,607	1,023,779	1,259,717	1,259,711	5,184
Telephone Revenue	0	0	0	0	0
Other Revenue(3)	416,373	397,601	398,090	398,088	1,638
Total Revenue	$9,290,017	$9,145,568	$10,054,212	$10,054,161	$41,375

Room Expense	$1,718,577	$1,752,852	$1,810,410	$1,810,401	$7,450
Food & Beverage Expense	1,152,508	1,042,999	1,120,617	1,120,611	4,612
Telephone Expense	0	0	0	0	0
Other Expense	106,477	122,401	125,967	125,966	518
Total Departmental Expense	$2,977,562	$2,918,252	$3,056,994	$3,056,978	$12,580
Total Undistributed Expense	3,593,204	3,204,914	3,344,352	3,344,347	13,763
Total Fixed Expense	235,986	477,935	433,083	423,475	1,743
Total Operating Expenses	$6,806,752	$6,601,100	$6,834,429	$6,824,801	$28,086

Net Operating Income	$2,483,265	$2,544,468	$3,219,783	$3,229,360	$13,290
FF&E	371,601	365,823	402,168	402,166	1,655
Net Cash Flow	$2,111,665	$2,178,645	$2,817,614	$2,827,193	$11,635

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The 2014 information is annualized from April to December. The borrower sponsor purchased the property in April 2014 and operating statements for the first three months of the year were not available.
(3)	Other revenue includes parking, telephone, and other miscellaneous income items.
■	Appraisal. According to the appraisal, the Doubletree Tallahassee Property had an “as-is” appraised value of $36,335,000 as of May 26, 2015 and an “as complete” appraised value of $36,535,000 as of July 26, 2015, assuming completion of certain renovations at the Doubletree Tallahassee Property
■	Environmental Matters. According to a Phase I environmental report, dated May 27, 2015, there are no recognized environmental conditions or recommendations for further action at the Doubletree Tallahassee Property, other than the recommendations for (i) an asbestos operations and maintenance (“O&M”) plan and (ii) a lead-based paint O&M plan.
■	Market Overview and Competition. The Doubletree Tallahassee Property is located in downtown Tallahassee, Florida. As of TTM April 2015, the Doubletree Tallahassee Property’s competitive set had an average occupancy of 65.1%, ADR of $126.91 and RevPAR of $85.65.

The following table presents certain information relating to the primary competition for the Doubletree Tallahassee Property:

Property	Number of Rooms	Year Built	TTM 4/30/2015 Occupancy	TTM 4/30/2015 ADR	TTM 4/30/2015 RevPAR
Doubletree Tallahassee	243	1971	74.0%	$127.82	$94.61
Wyndham Garden Hotel Tallahassee	148	1969	45.0%	$87.00	$39.15
Courtyard Hotel Tallahassee	154	1987	66.0%	$123.00	$81.18
Autograph Collection Hotel Duval	117	1951	70.0%	$165.22	$115.65
Hilton Garden Inn Tallahassee	85	2006	82.0%	$134.00	$109.88
Residence Inn Tallahassee	135	2006	67.0%	$152.69	$102.30
Aloft Hotel Tallahassee	162	2009	72.0%	$120.00	$86.40
Holiday Inn & Suites Tallahassee	132	2005	61.0%	$102.00	$62.22

Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Borrower. The borrower is IB Tallahassee, LLC, a single-purpose, single-asset entity. John Thomas Burnette, a direct owner of the borrower, is the non-recourse carveout guarantor under the Doubletree Tallahassee Loan. Mr. Burnette is a Principal at Inkbridge, LLC, a private equity firm based in Tallahassee which is comprised of Inkbridge Acquisitions and Inkbridge Investments. Inkbridge Investments determines capital investment and growth, focusing on real estate investments and acquisitions. Inkbridge Acquisitions is the company’s asset holding company focusing on the execution of investments.
■	Escrows. On the origination date, the borrower funded (i) a tax reserve of approximately $92,612, (ii) an insurance reserve of approximately $24,302 and (iii) a capital improvement reserve of $1,000,000 related to, among other things, room and pool renovations and certain other improvements required under the franchise agreement to be completed mostly by October 31, 2015 and to be disbursed up to two times monthly against invoices for work performed in accordance with the work budget. Additionally, if the borrower enters a lease for the development of a rooftop bar or restaurant prior to June 30, 2016, then the borrower is required to provide an updated capital plan for the lender’s approval and will have such additional time as is reasonably necessary to complete the capital expenditures related to the development of the rooftop bar or restaurant (including the installation of a separate elevator on the existing 16th floor), but in no event beyond June 30, 2017. In addition, to the extent the borrower has entered a lease for the development of a rooftop bar or restaurant which necessitates the installation of a new elevator for access from the existing 16th floor to the rooftop, no more than one hotel room may be eliminated by such installation.

On each due date, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period and (ii) a FF&E reserve in the amount of: (a) on each due date from August 2015 through and including July 2016, the amount of $33,514 and (b) beginning on the due date in August 2016, the greater of (1) the monthly amount required to be reserved pursuant to the franchise agreement for the replacement of furniture, fixtures and equipment and (2) one-twelfth of 4% of the operating income of the Doubletree Tallahassee Property for the previous 12-month period (as determined on June 30 of each year).

In addition, on each due date during the continuance of a Doubletree Tallahassee Trigger Period, the Doubletree Tallahassee Loan documents require an excess cash reserve as discussed under “—Lockbox and Cash Management” below.

■	Lockbox and Cash Management. The Doubletree Tallahassee Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Doubletree Tallahassee Cash Management Period, the related loan documents permit the lender to deliver notices to each credit card company instructing it to remit all credit card receivables directly into a lender-controlled lockbox account and require that all cash revenues relating to the Doubletree Tallahassee Property and all other money received by the borrower or the property manager with respect to the Doubletree Tallahassee Property (other than tenant security deposits) be deposited into such lockbox account or a lender-controlled cash management account within one business day following receipt. On each business day during a continuing Doubletree Tallahassee Cash Management Period, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. On each business day that a Doubletree Tallahassee Cash Management Period is continuing but no Doubletree Tallahassee Trigger Period or event of default under the Doubletree Tallahassee Loan is continuing, all funds in the cash management account in excess of the amounts required to pay monthly reserves and debt service on the next due date are required to be remitted to a borrower-controlled operating account.

On each due date during the continuance of a Doubletree Tallahassee Trigger Period or, at the lender’s discretion, during an event of default under the Doubletree Tallahassee Loan, the Doubletree Tallahassee Loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and budgeted operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account. During the continuance of an event of default under the Doubletree Tallahassee Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Doubletree

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Tallahassee Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Doubletree Tallahassee Property, in such order of priority as the lender may determine.

A “Doubletree Tallahassee Cash Management Period” means any period: (i) commencing as of the initial Doubletree Tallahassee Trigger Period and ending at the conclusion of such Doubletree Tallahassee Trigger Period; (ii) commencing as of the initial event of default under the Doubletree Tallahassee Loan and ending at the expiration of such event of default as determined by the lender in its reasonable discretion; and (iii) a period commencing as of any subsequent Doubletree Tallahassee Trigger Period or subsequent event of default under the Doubletree Tallahassee Loan until the Doubletree Tallahassee Loan is paid off in its entirety.

A “Doubletree Tallahassee Trigger Period” means (i) a period commencing as of the conclusion of the twelve-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the Doubletree Tallahassee Loan documents) is less than 1.30x, and ending at the conclusion of the second consecutive fiscal quarter during which the debt service coverage ratio for the trailing twelve-month period (ending on the last day of any fiscal quarter) is greater than 1.30x; and (ii) a period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other Doubletree Tallahassee Trigger Period is ongoing.

■	Property Management. The Doubletree Tallahassee Property is managed by Magnolia Hotel Group, LLC pursuant to a management agreement. Under the Doubletree Tallahassee Loan documents, the Doubletree Tallahassee Property is required to remain managed by Magnolia Hotel Group, LLC or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Doubletree Tallahassee Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.
■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.
■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Doubletree Tallahassee Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the six months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Doubletree Tallahassee Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Doubletree Tallahassee Property are separately allocated to the Doubletree Tallahassee Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CARTIFACT
Seattle
Portland
Boise
Salt Lake City
Reno
San Francisco
Las Vegas
Los Angeles
San Diego
Phoenix
Albuquerque
Denver
Minneapolis
Kansas City
St Louis
Chicago
Detroit
Pittsburgh
Philadelphia
New York
Boston
Washington DC
Nashville
Charlotte
Atlanta
Dallas
San Antonio
Houston
New Orleans
Tampa
Miami
Gulf of Mexico
PACIFIC OCEAN
ATLANTIC OCEAN

US StorageMart Portfolio

	PROPERTY NAME	ADDRESS	CITY	STATE	ZIP CODE
1	50 Wallabout Street	50 Wallabout Street	Brooklyn	New York	11249
2	250 Flanagan Way	250 Flanagan Way	Secaucus	New Jersey	07094
3	6700 River Road	6700 River Road	West New York	New Jersey	07093
4	1015 North Halsted Street	1015 North Halsted Street	Chicago	Illinois	60642
5	7536 Wornall Road	7536 Wornall Road	Kansas City	Missouri	64114
6	640 Southwest 2nd Avenue	640 Southwest 2nd Avenue	Miami	Florida	33130
7	4920 Northwest 7th Street	4920 Northwest 7th Street	Miami	Florida	33126
8	9925 Southwest 40th Street	9925 Southwest 40th Street	Miami	Florida	33165
9	9220 West 135th Street	9220 West 135th Street	Overland Park	Kansas	66221
10	980 4th Avenue	980 4th Avenue	Brooklyn	New York	11232
11	405 South Federal Highway	405 South Federal Highway	Pompano Beach	Florida	33062
12	11001 Excelsior Boulevard	11001 Excelsior Boulevard	Hopkins	Minnesota	55343
13	11325 Lee Highway	11325 Lee Highway	Fairfax	Virginia	22030
14	2021 Griffin Road	2021 Griffin Road	Fort Lauderdale	Florida	33312
15	400 West Olmos Drive	400 West Olmos Drive	San Antonio	Texas	78212
16	14151 Wyandotte Street	14151 Wyandotte Street	Kansas City	Missouri	64145
17	5979 Butterfield Road	5979 Butterfield Road	Hillside	Illinois	60162
18	115 Park Avenue	115 Park Avenue	Basalt	Colorado	81621
19	3500 Southwest 160th Avenue	3500 Southwest 160th Avenue	Miramar	Florida	33027
20	2445 Crain Highway	2445 Crain Highway	Waldorf	Maryland	20601
21	100 West North Avenue	100 West North Avenue	Lombard	Illinois	60148
22	2727 Shermer Road	2727 Shermer Road	Northbrook	Illinois	60062
23	15201 Antioch Road	15201 Antioch Road	Overland Park	Kansas	66221
24	2450 Mandela Parkway	2450 Mandela Parkway	Oakland	California	94607
25	184-02 Jamaica Avenue	184-02 Jamaica Avenue	Hollis	New York	11423
26	9012 Northwest Prairie View Road	9012 Northwest Prairie View Road	Kansas City	Missouri	64153
27	16101 West 95th Street	16101 West 95th Street	Lenexa	Kansas	66219
28	3100 North Mannheim	3100 North Mannheim	Franklin Park	Illinois	60131
29	9580 Potranco Road	9580 Potranco Road	San Antonio	Texas	78251
30	18025 Monterey Street	18025 Monterey Street	Morgan Hill	California	95037
31	9N 004 Route 59	9N 004 Route 59	Elgin	Illinois	60120
32	5115 Clayton Road	5115 Clayton Road	Concord	California	94521
33	9702 West 67th Street	9702 West 67th Street	Merriam	Kansas	66203
34	794 Scenic Highway	794 Scenic Highway	Lawrenceville	Georgia	30046
35	12430 Bandera Road	12430 Bandera Road	Helotes	Texas	78023
36	4000 South Providence Road	4000 South Providence Road	Columbia	Missouri	65203
37	2743 San Pablo Avenue	2743 San Pablo Avenue	Oakland	California	94612
38	819 North Eola Road	819 North Eola Road	Aurora	Illinois	60502
39	2506 West Worley Street	2506 West Worley Street	Columbia	Missouri	65203
40	15601 FM 1325	15601 FM 1325	Austin	Texas	78728
41	10700 West 159th Street	10700 West 159th Street	Orland Park	Illinois	60467
42	2403 Rangeline Street	2403 Rangeline Street	Columbia	Missouri	65202
43	6714 South Cottage Grove Avenue and 6932 South South Chicago Avenue	6714 South Cottage Grove Avenue and 6932 South South Chicago Avenue	Chicago	Illinois	60637
44	2277 Walters Road	2277 Walters Road	Fairfield	California	94533
45	1575 Thousand Oaks Drive	1575 Thousand Oaks Drive	San Antonio	Texas	78232
46	7480 Frontage Road	7480 Frontage Road	Merriam	Kansas	66203
47	6401 Third Street	6401 Third Street	Key West	Florida	33040
48	2816 Eaton Road	2816 Eaton Road	Kansas City	Kansas	66103
49	3985 Atlanta Highway	3985 Atlanta Highway	Athens	Georgia	30606
50	11510 North Main Street	11510 North Main Street	Kansas City	Missouri	64155
51	750 Winchester Road	750 Winchester Road	Lexington	Kentucky	40505
52	3401 Broadway Boulevard	3401 Broadway Boulevard	Kansas City	Missouri	64111
53	1720 Grand Boulevard	1720 Grand Boulevard	Kansas City	Missouri	64108
54	1310 South Enterprise Street	1310 South Enterprise Street	Olathe	Kansas	66061
55	2420 St Mary's Boulevard	2420 St Mary's Boulevard	Jefferson City	Missouri	65109
56	3500 I-70 Drive Southeast	3500 I-70 Drive Southeast	Columbia	Missouri	65201
57	195 Southwest Boulevard	195 Southwest Boulevard	Kansas City	Kansas	66103
58	8900 Northwest Prairie View Road	8900 Northwest Prairie View Road	Kansas City	Missouri	64153
59	1601 Twilight Trail	1601 Twilight Trail	Frankfort	Kentucky	40601
60	1515 Church Street	1515 Church Street	Lake Charles	Louisiana	70601
61	1891 North Columbia Street	1891 North Columbia Street	Milledgeville	Georgia	31061
62	1200 US #1	1200 US #1	Key West	Florida	33040
63	251 Collins Industrial Boulevard	251 Collins Industrial Boulevard	Athens	Georgia	30601
64	2310 Paris Road	2310 Paris Road	Columbia	Missouri	65202
65	1820 West Business Loop 70	1820 West Business Loop 70	Columbia	Missouri	65202
66	1723 East Florida	1723 East Florida	Springfield	Missouri	65803

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	66	Loan Seller		CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance(4)		$25,000,000
Property Type(1)	Self Storage	Cut-off Date Principal Balance per SF(5)		$41.80
Size (SF)	4,519,664	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 2/28/2015	85.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/28/2015	85.7%	Type of Security		Various
Year Built / Latest Renovation	Various / Various	Mortgage Rate		3.79788%
Appraised Value(2)	$676,500,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Term (Months)	60

Underwritten Revenues	$61,300,250
Underwritten Expenses	$22,188,390	Escrows(6)
Underwritten Net Operating Income (NOI)	$39,111,860		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$38,343,518	Taxes	$0	$0
Cut-off Date LTV Ratio(2)(3)	27.9%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	27.9%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(3)	5.38x / 5.27x	Immediate Repairs	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	20.7% / 20.3%	Ground Rent	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$412,500,000	80.1%	Loan Payoff	$339,273,588	65.9%
Mezzanine Loan Amount	102,500,000	19.9	Principal Equity Distribution	169,915,981	33.0
			Closing Costs	5,810,431	1.1

Total Sources	$515,000,000	100.0%	Total Uses	$515,000,000	100.0%

(1)	One of the 66 US StorageMart Portfolio Properties is a mixed use property comprising of both self storage and retail spaces.
(2)	The Appraised Value of the US StorageMart Portfolio Properties has been determined by an appraisal for the entire portfolio and represents a reduction of 75 basis points to the capitalization rate implied for the individual properties (in the aggregate) and assumes the sale of the whole portfolio to a single buyer. The aggregate of the individual appraised values of the individual properties is $598,440,000 which results in an LTV of 31.6% based on the US StorageMart Portfolio A-1 Note balance (as described below).
(3)	Calculated based on the aggregate balance of the US Storage Portfolio A-1 Note (as described below).
(4)	The US StorageMart Portfolio Loan with a Cut-off Date Balance of $25,000,000 is evidenced by Note A-1D (non-controlling note) which is part of the $412,500,000 whole loan evidenced by six senior pari passu notes and two junior pari passu notes (as described below).
(5)	Calculated based on the aggregate balance of the US Storage Portfolio Whole Loan.
(6)	The Monthly Escrows will spring during a US StorageMart Reserve Waiver Revocation Event Period. See “— Escrows” below.

■        Mortgage Loan. The mortgage loan (the “US StorageMart Portfolio Loan”) is part of a whole loan (the “US StorageMart Portfolio Whole Loan”) evidenced by six senior pari passu notes (Note A-1A, Note A-1B, Note A-1C, Note A-1D, Note A-1E and Note A-1F, collectively, the “US StorageMart Portfolio A-1 Note”) with a combined outstanding principal balance as of the Cut-off Date of $188,926,000, and two junior pari passu notes (Note A-2A and Note A-2B, collectively, the “US StorageMart Portfolio A-2 Note”) with a combined outstanding principal balance as of the Cut-off Date of $223,574,000. The US StorageMart Portfolio A-2 Note is subordinate to the US StorageMart Portfolio A-1 Note as and to the extent described in “Description of the Mortgage Pool—The Whole Loans—The US StorageMart Portfolio Whole Loan” in the Free Writing Prospectus. The aggregate outstanding principal balance as of the Cut-off Date of all the notes evidencing the US StorageMart Whole Loan is $412,500,000 (see “—Additional Secured Indebtedness” below for additional information). The US StorageMart Whole Loan is secured by 66 first mortgages encumbering the borrowers’ fee simple interest (and, in the case of one of the US StorageMart Portfolio Properties, fee simple and leasehold interest) in fifteen states collectively known as the US StorageMart Portfolio (collectively, the “US StorageMart Portfolio Properties”). The US StorageMart Portfolio Loan (evidenced by Note A-1D), which represents a non-controlling interest in the US StorageMart Portfolio Whole Loan, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $25,000,000 and represents approximately 2.5% of the Initial Pool Balance. The related companion loans (collectively, the “US StorageMart Portfolio Companion Loans”) are evidenced by (i) Note A-1A, Note A-1B, Note A-1C, Note A-2A, and Note A-2B, which represent the controlling interest in the US StorageMart Portfolio Whole Loan, were contributed to the CGBAM 2015-SMRT transaction and have a combined outstanding principal balance as of the Cut-off Date of $312,574,000, (ii) Note A-1E, which represents a non-controlling in the US StorageMart Portfolio Whole Loan, is expected to be contributed to a future securitization transaction and has an outstanding principal balance as of the Cut-off Date of $43,694,500, and (iii) Note A-1F, which represents a non-controlling interest in the US StorageMart Portfolio Whole Loan, has been contributed to the MSBAM 2015-C23 transaction and has an outstanding principal balance as of the Cut-off Date

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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      of $31,231,500. Note A-1A, Note A-1B, Note A-1C, Note A-1E and Note A-1F are sometimes collectively referred to as the ”US StorageMart Portfolio Pari Passu Companion Loans”. The US StorageMart Portfolio Whole Loan was co-originated by Citigroup Global Markets Realty Corp. and Bank of America, N.A. on March 26, 2015. Each note evidencing the US StorageMart Portfolio Whole Loan has an interest rate of 3.79788% per annum. The borrowers utilized the proceeds of the US StorageMart Portfolio Whole Loan to refinance the existing debt on the US StorageMart Portfolio Properties, return equity to the borrower sponsors, fund reserves and pay origination costs.

The US StorageMart Portfolio A-1 Note has received a credit assessment of Aa1 by Moody’s, AAA by Fitch and AA+ by KBRA.

The US StorageMart Portfolio Whole Loan had an initial term of 60 months and has a remaining term of 57 months as of the Cut-off Date. The US StorageMart Portfolio Whole Loan requires interest only payments on each due date through the scheduled maturity date in April 2020. At any time after the earlier of (a) the second anniversary of the last note included in the US StorageMart Portfolio Whole Loan and (b) three years from the origination of the US StorageMart Portfolio Whole Loan (the “US StorageMart Portfolio Release Date”), the US StorageMart Portfolio Whole Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the US StorageMart Portfolio Whole Loan documents. Voluntary prepayment of the US StorageMart Portfolio Whole Loan is permitted on or after the due date occurring in January 2020 without payment of any prepayment premium.

■       The Mortgaged Properties. The US StorageMart Portfolio Properties are comprised of 66 self-branded self storage properties. No single property represents more than 5.3% of the portfolio’s Underwritten Net Cash Flow. In addition, 51.8% of the US StorageMart Portfolio Properties’ rentable SF is comprised of climate controlled units. Each property has 24-hour video surveillance and is fully-fenced, with an access controlled gate which tenants can enter with a unique PIN code. Protection plans are required for any tenant that leases at the US StorageMart Portfolio Properties. The US StorageMart Portfolio Properties’ weighted average underwritten physical occupancy, in-place rent per square foot and revenue per available square foot are 85.7%, $15.05 and $13.56, respectively. The US StorageMart Portfolio Properties are centrally managed by StorageMart from its headquarters in Columbia, Missouri.

 The following table presents the geographical distribution for the US StorageMart Portfolio Properties:

State	Total Units	% of Total	Total SF	% of Total	Allocated Whole Loan Amount ($000s)(1)	% of Total	UW NCF ($000s)	% of Total	2013 Occ.	2014 Occ.	TTM Occ.(2)	UW Occ.
Florida	5,559	13.5%	558,963	12.4%	$67,558.6	16.4%	$6,430.8	16.8%	83.9%	86.7%	87.2%	86.5%
Missouri	7,373	18.0	954,488	21.1	63,225.8	15.3	$6,292.6	16.4	85.9%	84.9%	84.9%	83.6%
Illinois	6,614	16.1	736,607	16.3	59,659.4	14.5	$5,106.1	13.3	87.8%	87.8%	87.6%	86.0%
Kansas	4,074	9.9	564,325	12.5	42,398.4	10.3	$3,488.2	9.1	89.3%	87.5%	86.9%	83.3%
New York	3,640	8.9	168,534	3.7	36,757.7	8.9	$3,484.1	9.1	88.0%	91.4%	91.8%	91.5%
New Jersey	1,813	4.4	176,994	3.9	32,490.7	7.9	$2,537.1	6.6	87.7%	89.7%	89.6%	86.9%
Texas	3,057	7.5	344,903	7.6	28,242.7	6.8	$2,597.5	6.8	90.1%	88.8%	87.8%	83.2%
California	3,285	8.0	253,284	5.6	26,184.0	6.3	$2,663.1	6.9	81.6%	83.9%	84.5%	84.4%
Georgia	1,838	4.5	235,455	5.2	12,751.2	3.1	$1,367.6	3.6	78.1%	82.1%	82.1%	79.1%
Minnesota	768	1.9	162,995	3.6	9,529.0	2.3	$998.0	2.6	83.1%	88.5%	89.3%	88.1%
Virginia	529	1.3	44,418	1.0	9,384.4	2.3	$778.2	2.0	91.5%	90.9%	90.7%	88.4%
Colorado	654	1.6	80,923	1.8	7,855.9	1.9	$958.9	2.5	81.5%	90.1%	91.4%	92.5%
Maryland	590	1.4	65,246	1.4	7,738.8	1.9	$611.5	1.6	87.3%	87.0%	85.6%	81.1%
Kentucky	828	2.0	109,250	2.4	6,169.0	1.5	$755.6	2.0	88.7%	89.4%	90.1%	90.2%
Louisiana	409	1.0	63,280	1.4	2,554.4	0.6	$274.1	0.7	82.3%	85.7%	87.3%	87.4%
Total/Wtd. Avg.	41,031	100.0%	4,519,664	100.0%	$412,500.0	100.0%	$38,343.5	100.0%	86.3%	87.4%	87.4%	85.7%

(1)	Allocated Loan Amount for each state is based on the US StorageMart Portfolio Whole Loan balance of $412,500,000.
(2)	TTM Occupancy is based on the average physical occupancy (based on square footage) for the trailing 12 months ending February 2015. The weighted average occupancy rates for the US StorageMart Portfolio Properties are calculated based on the applicable allocated loan amounts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to historical leasing at the US StorageMart Portfolio Properties:

Historical Leased %(1)

	2012	2013	2014	As of 2/28/2015
US StorageMart Portfolio Properties	81.5%	86.3%	87.4%	87.4%

(1)	As provided by the borrowers and which represents average occupancy as of December 31 for the specified year unless otherwise indicated.

■       Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the US StorageMart Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 2/28/2015	Underwritten	Underwritten $ per SF
Base Rent	$46,861,620	$52,021,856	$55,780,656	$56,458,269	$69,108,360	$12.69
Total Recoveries	0	0	0	0	0	0.00
Other Income(2)	5,572,988	6,130,054	6,319,676	6,266,826	6,266,826	1.39
Discounts Concessions	(1,980,155)	(2,074,981)	(2,119,371)	(2,166,564)	(2,307,652)	(0.51)
Less Vacancy & Credit Loss	0	0	0	0	(11,767,284)	(2.60)
Effective Gross Income	$50,454,452	$56,076,930	$59,980,961	$60,558,531	$61,300,250	$13.56
Total Operating Expenses	16,559,350	17,954,978	19,321,871	19,305,053	22,188,390	4.91
Net Operating Income	$33,895,102	$38,121,951	$40,659,090	$41,253,477	$39,111,860	$8.65
Capital Expenditures	0	0	0	0	768,343	0.17
Net Cash Flow	$33,895,102	$38,121,951	$40,659,090	$41,253,477	$38,343,518	$8.48

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Other Income includes late fees, administration fees, interest income, locks, boxes, trucks and protection plan and miscellaneous income.

■       Appraisal. As of various appraisal valuation dates occurring in October and November 2014, the US StorageMart Portfolio Properties had an aggregate “as-is” appraised value of $676,500,000, which represents the appraised values for the US StorageMart Portfolio Properties on a portfolio basis, as compared to the aggregate “as-is” appraised value of $598,440,000 for the 66 individual US StorageMart Portfolio Properties.

■       Environmental Matters. Based on the Phase I environmental reports, each dated November 21, 2014, there were no recommendations for further action.

■       Market Overview and Competition. The US StorageMart Portfolio Properties are located throughout 15 states, with concentrations in Florida, Illinois, New York, New Jersey, Texas and California. The weighted average population density and population household income within a three-mile radius, were 226,493 and $69,566, respectively, as of the fourth quarter of 2014.

■       The Borrowers. The borrowers are TKG-StorageMart Partners Portfolio, LLC and New TKG-StorageMart Partners Portfolio, LLC, each a single purpose Delaware limited liability company. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the US StorageMart Portfolio Whole Loan. The non-recourse carveout guarantor is Mr. E. Stanley Kroenke who is an owner of StorageMart. Mr. E. Stanley Kroenke was a Wal-Mart Stores, Inc. director from 1995 to 2000 and was listed on the 2014 “Forbes 400” list, with an estimated $5.7 billion net worth.

Established in 1999, StorageMart is an owner/operator of self storage properties in the United States with 166 self-branded and self-managed self storage properties. StorageMart is one of the largest private owners of self storage properties in North America. StorageMart’s founder, Gordon Burnam, started developing and acquiring

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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individual self storage properties in the early 1970’s. Each of Gordon Burnam’s four children holds an executive position within StorageMart, including Mike Burnam (CEO) and Chris Burnam (President).

■       Escrows. On each due date during a US StorageMart Reserve Waiver Revocation Event Period, the borrowers are required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) if the liability or casualty insurance policy maintained by the borrowers covering the US StorageMart Portfolio Properties (or any portion thereof) will not constitute an approved blanket or umbrella insurance policy pursuant to the related loan documents, an insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay the renewal of insurance premiums upon expiration of the insurance policies, (iii) a replacement reserve in the amount of $64,029, and (iv) a ground rent reserve in an amount equal to one-twelfth of the annual ground rent due under the terms of the ground lease. Upon the commencement of a US StorageMart Reserve Waiver Revocation Event Period, the borrowers will be required to fund within five (5) business days following the commencement of the US StorageMart Reserve Waiver Revocation Event Period an immediate repair reserve in the amount of 115% of the estimated costs of certain immediate repairs listed in the related loan documents which have not been completed and paid for in full as of the date the borrowers deposit funds into the immediate repair reserve.

“US StorageMart Reserve Waiver Revocation Event Period” means a period (A) commencing on the earlier of (i) the commencement of a US StorageMart Portfolio Trigger Period and (ii) the commencement of a Guarantor Reserve Waiver Revocation Event Period and (B) expiring upon, (x) with respect to a US StorageMart Reserve Waiver Revocation Event Period commenced in connection with clause (i) above, the termination of the US StorageMart Portfolio Trigger Period, and (y) with respect to a US StorageMart Reserve Waiver Revocation Event Period commenced in connection with clause (A) (ii) above, the termination of the Guarantor Reserve Waiver Revocation Event Period.

“Guarantor Reserve Waiver Revocation Event Period” means a period (A) commencing on the earlier to occur of (i) the date E. Stanley Kroenke no longer, individually and fully, guarantees payment for all recourse obligations of the borrowers under the non-recourse guaranty executed by E. Stanley Kroenke in connection with the US StorageMart Portfolio Loan (the “US StorageMart Non-Recourse Guaranty”), whether as a result of any termination or rejection of the US StorageMart Non-Recourse Guaranty, any release of E. Stanley Kroenke from the US StorageMart Non-Recourse Guaranty, any death or incapacity of E. Stanley Kroenke, or any prohibited or permitted transfer under the related loan documents or otherwise or (ii) the date E. Stanley Kroenke no longer, individually and fully, guarantees payment to the mezzanine lender for all recourse obligations of the mezzanine borrowers under the non-recourse guaranty executed by E. Stanley Kroenke in connection with the US StorageMart Portfolio Mezzanine Loan (the “US StorageMart Non-Recourse Mezzanine Guaranty”), whether as a result of any termination or rejection of the US StorageMart Non-Recourse Mezzanine Guaranty, any release of E. Stanley Kroenke from the US StorageMart Non-Recourse Mezzanine Guaranty, any death or incapacity of E. Stanley Kroenke, or prohibited or permitted transfer under the US StorageMart Portfolio Mezzanine Loan documents or otherwise, and (B) expiring upon (x) with regard to any Guarantor Reserve Waiver Revocation Event Period commenced in connection with clause (A) (i) above following the death or incapacity of E. Stanley Kroenke, the execution by one or more approved replacement guarantors of a replacement US StorageMart Non-Recourse Guaranty and environmental indemnity agreement and (y) with respect to clause (A) (ii) above following the death or incapacity of E. Stanley Kroenke, the execution by one or more approved replacement guarantors of a replacement US StorageMart Non-Recourse Mezzanine Guaranty and an environmental indemnity agreement.

■       Lockbox and Cash Management. The US StorageMart Portfolio Loan is structured with a hard lockbox and springing cash management. All revenues derived from the US StorageMart Portfolio Properties (other than the cash revenue attributable to the properties located at: (i) 1891 N Columbia St, Milledgeville, GA; (ii) 1515 Church Street, Lake Charles, LA; and (iii) 1601 Twilight Trail, Frankfort, KY (the “Indirect Properties”)) are required to be directly deposited into one or more accounts (each, a “Property Account”) pledged as security for the US StorageMart Portfolio Whole Loan and in which the lender will have a first priority perfected security interest. In addition, the borrowers are required to direct each credit card company with which the borrowers have entered into merchant agreements to deposit all credit card receipts with respect to the US StorageMart Portfolio

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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      Properties into the Property Accounts. The borrowers are permitted access to each Property Account until a US StorageMart Portfolio Trigger Period, after which event (i) the borrowers will no longer have access to the funds on deposit in each Property Account, and (ii) all funds on deposit in each Property Account will be transferred on each business day to the cash management account. Funds on deposit in accounts attributable to the Indirect Properties, less $5,000 and any required peg balance, are required to be swept weekly into a Property Account. Upon the occurrence of the first US StorageMart Portfolio Trigger Period, a cash management account in the name of the borrowers for the benefit of the lender will be established, which is required to be held and controlled by the lender. To the extent an event of default exists under the US StorageMart Portfolio Loan, the lender will have the right to apply all sums on deposit in the cash management account in its sole and absolute discretion.

A “US StorageMart Portfolio Trigger Period” means a period (A) commencing upon (i) the occurrence of an event of default under the US StorageMart Portfolio Loan or (ii) receipt of notice by the lender of written notice from the mezzanine lender that an event of default has occurred under the related mezzanine loan or (iii) the aggregate debt yield inclusive of the mezzanine loan falling below (x) 7.10% during the period from the US StorageMart Portfolio Loan origination date through and including May 5, 2018 and (y) 7.60% during the period from and after May 6, 2018 and (B) terminating upon (x) with respect to clause (A) (i) above, the cure of the applicable event of default, (y) with respect to clause (A) (ii) above, receipt of notice from the mezzanine lenders that the event of default under the related mezzanine loan has been cured or waived, and (z) with respect to clause (A) (iii) above, the debt yield remaining at or above 7.10% or 7.60%, as applicable, for two consecutive calendar quarters.

■       Release Provisions. At any time after the US StorageMart Portfolio Release Date, partial releases of the US StorageMart Portfolio Properties are permitted in connection with the conveyance of a US StorageMart Portfolio Property to an unaffiliated third party subject to certain terms and conditions contained in the US StorageMart Portfolio Loan documents, including that the US StorageMart Portfolio Whole Loan is partially defeased in the amount of the release price of the US StorageMart Portfolio Property being released and the debt yield for the remaining US StorageMart Portfolio Properties is equal to or greater than the greater of (i) 7.34% and (ii) the debt yield for all US StorageMart Portfolio Properties immediately prior to the release.

■       Additional Secured and Mezzanine Indebtedness. The US StorageMart Portfolio Whole Loan was co-originated by Citigroup Global Markets Realty Corp. and Bank of America, N.A. on March 26, 2015 and is evidenced by the US StorageMart Portfolio A-1 Note, with an original principal amount of $188,926,000, and the US StorageMart Portfolio A-2 Note, with an original principal amount of $223,574,000. A mezzanine note (the “US StorageMart Portfolio Mezzanine Loan”) in the original principal amount of $102,500,000 is secured by the equity interests in the borrowers.

The following table presents certain information relating to the US StorageMart Portfolio Loan, the US StorageMart Portfolio Companion Loans and the US StorageMart Portfolio Mezzanine Loan:

Notes	Original Principal Balance	Interest Rate	Original Term to Maturity (mos.)	Original Amort. Term (mos.)	Original IO Term (mos.)	UW NCF DSCR	UW NCF Debt Yield	Cut-off Date LTV(2)
Mortgage Loan(1)	$25,000,000	3.79788%	60	0	60	5.27x	20.3%	27.9%
Pari Passu Companion Loans(1)	163,926,000	3.79788%	60	0	60	5.27x	20.3%	27.9%
A-2 Note	223,574,000	3.79788%	60	0	60	2.41x	9.3%	61.0%
Mezzanine Loan	102,500,000	8.23000%	60	0	60	1.57x	7.4%	76.1%
Total/Wtd. Avg.	$515,000,000	4.68000%	60	0	60	1.57x	7.4%	76.1%

(1)	DSCR, debt yield and LTV calculations are based on the Mortgage Loan and the Pari Passu Companion Loans.
(2)	Based on the Appraised Value of the US StorageMart Portfolio Properties of $676,500,000, as determined by an appraisal for the entire portfolio which represents a reduction of 75 basis points to the capitalization rate implied for the individual properties (in the aggregate) and assumes the sale of the whole portfolio to a single buyer. The Cut-off Date LTVs using the sum of the appraised values on an individual basis are 31.6%, 31.6%, 68.9% and 86.1% for the US StorageMart Portfolio Loan, the US StorageMart Portfolio Pari Passu Companion Loans, the US StorageMart Portfolio A-2 Note and the US StorageMart Portfolio Mezzanine Loan, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■       Property Management. The US StorageMart Portfolio Properties are currently managed by TKG-StorageMart Management Co., LLC with respect to 52 of the US StorageMart Portfolio Properties and New TKG-StorageMart Management Co., LLC with respect to 14 of the US StorageMart Portfolio Properties. Under the loan documents, the borrowers may replace the property manager or consent to the manager’s assignment of the property management agreement so long as (i) no event of default is continuing under the loan documents, (ii) the lender receives at least sixty (60) days prior written notice, (iii) the replacement or assignment, as applicable, would not cause, without the lender’s prior written consent, directly or indirectly, any termination right, right of first refusal, right of first offer or any other similar right to be exercisable, any termination fees to be due, or a material adverse effect to occur under any ground lease, REA or similar document and (iv) the replacement property manager is approved by the lender in writing (which approval may be conditioned upon the lender's receipt of a Rating Agency Confirmation). The lender has the right to terminate the management agreement and replace the property manager or require that the borrowers terminate the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within ninety (90) days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding; (b) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (c) there exists a default under the management agreement by the property manager beyond all applicable notice and cure periods.

■       Terrorism Insurance. The borrowers are required to maintain (x) an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the US StorageMart Portfolio Properties and (y) business interruption coverage with no exclusion for terrorism covering no less than 18 months of business interruption coverage in an amount equal to 100% of the projected gross income from the US StorageMart Portfolio Properties (on an actual loss sustained basis) for a period continuing until the restoration of the US StorageMart Portfolio Properties are completed, and containing an extended period endorsement which provides for up to six months of additional coverage. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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QUEEN ANNE
SEATTLE CENTER
SOUTH LAKE UNION
CAPITOL HILL
DENNY TRIANGLE
BELLTOWN
PIKE/PINE CORRIDOR
RETAIL CORE
Seattle
PIKE MARKET DISTRICT
CBD
Elliott Bay
FIRST HILL
SEATTLE UNIVERSITY
PIONEER SQUARE
CHINATOWN/ INTERNATIONAL DISTRICT
PORT OF SEATTLE
CENTURYLINK FIELD
CARTIFACT
1
2
3
4
5
6
7
8
9

Selig Office Portfolio

	Property Name	Address	City	State	Zip Code
1	1000 Second Avenue	1000 Second Avenue	Seattle	Washington	98104
2	2901 Third Avenue	2901 Third Avenue	Seattle	Washington	98121
3	3101 Western Avenue	3101 Western Avenue	Seattle	Washington	98121
4	300 Elliott Avenue West	300 Elliott Avenue West	Seattle	Washington	98119
5	3131 Elliott Avenue	3131 Elliott Avenue	Seattle	Washington	98121
6	2615 Fourth Avenue	2615 Fourth Avenue	Seattle	Washington	98121
7	190 Queen Anne Avenue North	190 Queen Anne Avenue North	Seattle	Washington	98109
8	200 First Avenue West	200 First Avenue West	Seattle	Washington	98119
9	18 West Mercer Street	18 West Mercer Street	Seattle	Washington	98119

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	9	Loan Seller		GSMC
Location (City/State)	Seattle, Washington	Cut-off Date Principal Balance(4)		$25,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$211.47
Size (SF)	1,631,457	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 2/23/2015(1)	92.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/23/2015(1)	92.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		3.90850%
Appraised Value	$544,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Term (Months)	120

Underwritten Revenues	$44,652,839
Underwritten Expenses	$12,576,474	Escrows
Underwritten Net Operating Income (NOI)	$32,076,365		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$30,307,148	Taxes	$255,019	$255,019
Cut-off Date LTV Ratio(2)	63.4%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	62.3%	Replacement Reserve	$0	$33,989
DSCR Based on Underwritten NOI / NCF(2)	2.35x / 2.22x	TI/LC	$0	$203,932
Debt Yield Based on Underwritten NOI / NCF(2)	9.3% / 8.8%	Other(5)	$7,616,186	$0

Sources and Uses(2)
Sources	$	%	Uses	$	%
Whole Loan Amount	$345,000,000	100.0%	Loan Payoff	$307,285,721	89.1%
			Principal Equity Distribution	27,103,125	7.9
			Reserves	7,871,205	2.3
			Closing Costs	2,739,949	0.8
Total Sources	$345,000,000	100.0%	Total Uses	$345,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy include: (i) 6,715 SF of space leased by Triton Radio Networks whose lease expires in February 2016, but as of June 2015 was dark and still paying rent and (ii) 7,826 SF of space for CKCA2 Inc., which has executed its lease but has not yet taken occupancy or begun paying rent. We cannot assure you that this tenant will take occupancy or begin paying rent as expected or at all. Total Occupancy and Owned Occupancy excluding the two tenants described in the second preceding sentence are both 91.5%. Additionally, Total Occupancy and Owned Occupancy do not include 37,864 SF of space that Washington State Ferries will vacate in August 2015 pursuant to a recently executed lease renewal.

(2)	Calculated based on the aggregate balance of the Selig Office Portfolio Whole Loan.

(3)	The Maturity Date LTV Ratio is calculated utilizing the aggregate “as stabilized” appraised value of $553,400,000 which includes “as stabilized” appraised values for four of the Selig Office Portfolio Properties. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 63.4%. See “—Appraisals” below.

(4)	The Cut-off Date Principal Balance of $25,000,000 represents the non-controlling note A-4 of a $345,000,000 whole loan evidenced by four pari passu notes. The companion loans are evidenced by (i) the controlling note A-1 with a principal balance of $125,000,000 as of the Cut-off Date, which was contributed to the Citigroup Commercial Mortgage Trust 2015-GC29, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29 (“CGCMT 2015-GC29”) transaction, (ii) the non-controlling note A-2 with a principal balance of $123,000,000 as of the Cut-off Date, which was contributed to the GS Mortgage Securities Trust 2015-GC30, Commercial Mortgage Pass-Through Certificates, Series 2015-GC30 (“GSMS 2015-GC30”) transaction and (iii) the non-controlling note A-3 with a principal balance of $72,000,000 as of the Cut-Off Date, which was contributed to the Citigroup Commercial Mortgage Trust 2015-GC31, Commercial Mortgage Pass-Through Certificates, Series 2015-GC31 (“CGCMT 2015-GC31”) transaction.

(5)	Other upfront reserves represent $3,900,807 for an unexecuted lease holdback related to two negotiated leases that are now signed but were out for signature at the time of loan origination (which holdback has since been released), $3,377,855 for unfunded obligations (primarily related to tenant improvements and unfunded free rent at the Selig Office Portfolio Properties) and a $337,524 deferred maintenance and environmental escrow reserve (primarily related to $200,000 for remediation of potential soil and groundwater issues at the 2615 Fourth Avenue Property, and various other items at the Selig Office Portfolio Properties, none greater than $20,000). See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Selig Office Portfolio Loan”) is part of a whole loan (the “Selig Office Portfolio Whole Loan”) evidenced by four pari passu notes that are together secured by first mortgages encumbering the borrower’s fee simple interest in nine office buildings located in Seattle, Washington (collectively, the “Selig Office Portfolio Properties”). The Selig Office Portfolio Loan (evidenced by note A-4), which represents a non-controlling interest in the Selig Office Portfolio Whole Loan, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $25,000,000 and represents approximately 2.5% of the Initial Pool Balance. The related companion loans (collectively, the “Selig Office Portfolio Companion Loan”) are evidenced by (i) note A-1, which represents the controlling interest in the Selig Office Portfolio Whole Loan and was contributed to the CGCMT 2015-GC29 transaction, (ii) note A-2, which represents a non-controlling interest in the Selig Office Portfolio Whole Loan and was contributed to the GSMS 2015-GC30 transaction, and (iii) note A-3, which represents a non-controlling interest in the Selig Office Portfolio Whole Loan and was contributed to the CGCMT 2015-C31 transaction. The Selig Office Portfolio Companion Loan has an aggregate outstanding principal balance as of the Cut-off Date of $320,000,000. The Selig Office Portfolio Whole Loan was originated by Goldman Sachs Mortgage Company on March 19, 2015 and has an original principal balance of $345,000,000. Each note has an interest rate of 3.90850% per annum. The borrower utilized the proceeds of the Selig Office Portfolio Whole Loan to refinance the existing debt on the Selig Office Portfolio Properties, return equity to the borrower sponsors, fund reserves and pay origination costs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The Selig Office Portfolio Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Selig Office Portfolio Loan requires payments of interest only during its term. The scheduled maturity date of the Selig Office Portfolio Loan is the due date in April 2025. The Selig Office Portfolio Loan may be voluntarily prepaid in whole or in part on or after January 6, 2025 without payment of any prepayment premium or yield maintenance premium. Provided that no event of default under the Selig Office Portfolio Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Properties. The Selig Office Portfolio Properties consist of five Class A and four Class B office buildings located in Seattle, Washington that were constructed between 1971 and 1986. The collateral securing the Selig Office Portfolio Whole Loan totals approximately 1,631,457 SF and the largest tenants include Holland America (11.0% of GLA, 9.9% of UW Base Rent), Washington State Ferries (5.3% of GLA, 5.6% of UW Base Rent), Emeritus Corporation (4.7% of GLA, 5.2% of UW Base Rent), Cell Therapeutics (4.0% of GLA, 5.0% of UW Base Rent) and Cisco Systems (4.1% of GLA, 4.8% of UW Base Rent). As of February 23, 2015, Total Occupancy and Owned Occupancy for the Selig Office Portfolio Properties were both 92.4%.

The following table presents certain information relating to the Selig Office Portfolio Properties:

Property Name	City	State	Cut-off Date Allocated Loan Amount	Total GLA	Occupancy(1)(2)	Property Class	Year Built / Renovated	Appraised Value(1)	UW NCF(1)
1000 Second Avenue	Seattle	WA	$8,815,427	447,792	97.8%	Class A	1986 / NAP	$192,000,000	$10,106,504
2901 Third Avenue	Seattle	WA	3,764,922	269,862	76.7%	Class A	1982 / NAP	82,000,000	4,058,884
3101 Western Avenue	Seattle	WA	3,168,044	187,035	96.1%	Class A	1984 / NAP	69,000,000	4,167,663
300 Elliott Avenue West	Seattle	WA	2,777,778	226,159	99.7%	Class B	1981 / NAP	60,500,000	3,790,919
3131 Elliott Avenue	Seattle	WA	2,731,864	189,849	91.3%	Class A	1986 / NAP	59,500,000	3,463,718
2615 Fourth Avenue	Seattle	WA	1,643,710	124,276	89.4%	Class A	1974 / NAP	35,800,000	2,097,270
190 Queen Anne Avenue North	Seattle	WA	968,779	84,582	98.1%	Class B	1974 / NAP	21,100,000	1,209,573
200 First Avenue West	Seattle	WA	734,619	66,470	85.2%	Class B	1971 / NAP	16,000,000	852,940
18 West Mercer Street	Seattle	WA	394,858	35,432	94.6%	Class B	1984 / NAP	8,600,000	559,677
Total / Wtd. Avg.			$25,000,000	1,631,457	92.4%			$544,500,000	$30,307,148

(1)	Based on the Selig Office Portfolio Whole Loan.
(2)	Occupancy as of February 23, 2015. Occupancy does not include 37,864 SF of space that Washington State Ferries will vacate in August 2015 pursuant to a recently executed lease renewal.

The following table presents certain information relating to the major tenants at the Selig Office Portfolio Properties:

Tenant Name	Tenant Description	Renewal / Extension Options
Holland America	Holland America is widely recognized as a leader in the premium segment of the cruise industry. The company’s fleet of 15 ships annually offers more than 500 cruises to 415 ports of call in 98 countries, territories or dependencies. In 1989, Holland America Line Inc. became a wholly owned subsidiary of Carnival Corp (NYSE: CCL), the largest cruise company in the world.	1, 5-year option
Washington State Ferries	Washington State Ferries operates the largest ferry system in the United States. Twenty-two (22) ferries cross Puget Sound and its inland waterways, carrying more than 22 million passengers to 20 different ports of call. From Tacoma, Washington, to Sidney, British Columbia, the ferries travel up and down the Puget Sound, acting as a marine highway for commercial users, tourists and daily commuters alike.	None
Emeritus Corporation	Emeritus Corporation is the nation’s largest assisted living and memory care provider, with the ability to serve nearly 54,000 residents. Over 31,000 employees support more than 500 communities throughout 45 states coast to coast. In July 2014, Emeritus Corporation merged with Brookdale Senior Living Inc., the leading operator of senior living communities throughout the United States.	2, 5-year options
Cell Therapeutics	Cell Therapeutics is a biopharmaceutical company whose mission is to acquire, develop and bring to market less toxic, more effective ways to treat and cure cancer. The company has a commercial product, PIXUVRI®, available in certain markets in Europe, as well as a diverse late-stage development pipeline that it believes will drive future growth of the company. The company is headquartered in Seattle, Washington, with offices in London and Milan.	2, 5-year options
Cisco Systems

Cisco Systems, Inc. (NASDAQ:CSCO), incorporated in 1984, designs, manufactures, and sells Internet protocol (IP)-based networking products and services related to the communications and information technology (IT) industry. The company’s customers include businesses of all sizes, public institutions, telecommunication companies, other servic

e providers and individuals.

2, 3-year options

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants at the Selig Office Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Holland America(2)(3)	NR / Baa1 / BBB+	179,042	11.0%	$3,845,112	9.9%	$21.48	12/31/2016	1, 5-year option
Washington State Ferries(4)	NR / NR / NR	86,510	5.3	2,162,750	5.6	25.00	8/31/2020	NA
Emeritus Corporation(5)	NR / NR / NR	76,690	4.7	2,009,635	5.2	26.20	9/30/2025	2, 5-year options
Cell Therapeutics(6)	NR / NR / NR	66,045	4.0	1,948,328	5.0	29.50	4/30/2022	2, 5-year options
Cisco Systems(7)	NR / A1 / AA-	66,363	4.1	1,850,868	4.8	27.89	7/10/2019	2, 3-year options
Immigration and Customs Enforcement	AAA / Aaa / AA+	51,235	3.1	1,748,124	4.5	34.12	3/31/2017	1, 5-year option
Customs & Border Protection	AAA / Aaa / AA+	48,220	3.0	1,633,824	4.2	33.88	3/31/2017	1, 5-year option
DDB Seattle(8)	NR / Baa1 / BBB+	54,369	3.3	1,449,900	3.7	26.67	3/31/2023	2, 5-year options
Seattle Housing Authority	NR/ NR / NR	67,601	4.1	1,354,548	3.5	20.04	3/25/2023	2, 5-year options
Ben Bridge	A+ / Aa2 / AA	41,686	2.6	1,008,094	2.6	24.18	8/23/2022	2, 5- or 10-year options
Ten Largest Tenants		737,761	45.2%	$19,011,183	48.8%	$25.77
Remaining Tenants		769,857	47.2	19,909,237	51.2	25.86
Vacant		123,839	7.6	0	0.0	0.00
Total / Wtd. Avg. All Tenants		1,631,457	100.0%	$38,920,420	100.0%	$25.82

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Holland America is expected to vacate all of its space at the end of its lease term in December 2016. The Selig Office Portfolio Loan is structured with a springing $170,000 monthly reserve commencing 18 months prior to this lease expiration and continuing until $3.0 million is reserved for the purpose of covering any costs associated with re-leasing this space.

(3)	Holland America has the right to contract its space by up to 10% per year on a noncumulative basis. However, the premises may not be reduced below 71,300 SF.

(4)	As of the Cut-off Date, Washington State Ferries is expected to occupy 124,374 SF at the 2901 Third Avenue Property. On March 11, 2015, the tenant signed a 5-year lease extension for 86,510 SF of this space, and is expected to vacate the remaining 37,864 SF in August 2015. The new lease terms are reflected in the underwriting; however, Washington State Ferries will continue to pay rent on the full 124,374 SF through August 2015.

(5)	Emeritus Corporation subleases 7,969 SF of its space to TCS & Starquest Expeditions, Inc. (sublease expires November 30, 2021) and 26,386 SF of its space to Hart-Crowser (sublease expires September 30, 2025).

(6)	Cell Therapeutics has the one-time right and option to terminate its lease after May 2017 by giving no less than 12 months’ prior written notice and paying a termination fee.

(7)	Cisco Systems has the right to terminate its lease at any time after July 10, 2017, by giving no less than six months’ prior written notice and paying a termination fee.

(8)	DDB Seattle currently subleases 51,179 SF of its space to ThePlatform through its lease expiration on March 31, 2018. ThePlatform has executed a lease on floors 9, 10 and 11 of the 1000 Second Avenue Property that commences on April 1, 2018 and expires on March 31, 2023. ThePlatform lease includes two, 5-year extension options.

The following table presents the lease rollover schedule at the Selig Office Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Suites	# of Expiring Tenants
MTM	27,357	1.7%	1.7%	$57,156	0.1%	$2.09	36	18
2015	70,702	4.3	6.0%	1,891,336	4.9	26.75	15	12
2016	275,580	16.9	22.9%	6,339,642	16.3	23.00	36	20
2017	195,412	12.0	34.9%	5,734,158	14.7	29.34	40	22
2018	90,503	5.5	40.4%	2,378,298	6.1	26.28	19	15
2019	165,441	10.1	50.6%	4,523,699	11.6	27.34	21	19
2020	181,495	11.1	61.7%	4,845,816	12.5	26.70	33	18
2021	54,637	3.3	65.0%	1,473,765	3.8	26.97	8	6
2022	154,678	9.5	74.5%	4,325,135	11.1	27.96	10	6
2023	183,885	11.3	85.8%	4,689,575	12.0	25.50	18	7
2024	0	0.0	85.8%	0	0.0	0.00	0	0
2025	107,691	6.6	92.4%	2,661,840	6.8	24.72	9	3
2026 & Thereafter	237	0.0	92.4%	0	0.0	0.00	1	1
Vacant	123,839	7.6	100.0%	0	0.0	0.00	0	0
Total / Wtd. Avg.	1,631,457	100.0%		$38,920,420	100.0%	$25.82	246	147

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to historical leasing at the Selig Office Portfolio Properties:

Historical Leased %(1)(2)

	2010	2011	2012	2013	2014
Selig Office Portfolio Properties	95.7%	91.8%	89.6%	95.0%	95.8%

(1)	As provided by the borrower and which represents average occupancy as of December 31 for the indicated year.

(2)	Historical occupancy information for the 18 West Mercer Street Property was not available for 2010 or 2011, and historical occupancy for the 200 First Avenue West Property is not available for any period. The historical occupancy numbers shown reflect the weighted average occupancy of available occupancy figures.

The following table presents certain information relating to historical rent per SF at the Selig Office Portfolio Properties:

Historical Weighted Average Rent per SF(1)

Property Name	2012	2013	2014
1000 Second Avenue	$29.03	$29.62	$29.98
2901 Third Avenue	$27.35	$27.58	$27.64
3101 Western Avenue	$26.23	$27.16	$27.88
3131 Elliott Avenue	$25.29	$25.35	$25.67
300 Elliott Avenue West	$22.06	$22.06	$22.06
2615 Fourth Avenue	$24.27	$24.80	$25.41
190 Queen Anne Avenue North	$20.96	$20.74	$21.01
200 First Avenue West	NA	NA	$20.97
18 West Mercer Street	$21.84	$21.98	$22.60
Total / Wtd. Avg.	$25.98	$26.34	$26.42

(1) As provided by the borrower.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Selig Office Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014(2)	TTM 1/31/2015(2)	Underwritten	Underwritten $ per SF
Base Rent(3)	$34,462,241	$37,688,219	$38,287,759	$38,363,498	$38,920,420	$23.86
Gross Up Vacancy	0	0	0	0	3,192,256	1.96
Total Rent	$34,462,241	$37,688,219	$38,287,759	$38,363,498	$42,112,676	$25.81
Total Reimbursables	912,986	1,022,309	1,379,313	1,400,356	1,320,573	0.81
Parking Revenue	3,426,089	3,704,549	3,584,885	3,594,843	3,594,843	2.20
Other Revenue(4)	743,928	756,308	785,696	817,004	817,004	0.50
Vacancy & Credit Loss	(35,785)	(1,629)	(94,310)	(94,310)	(3,192,256)	(1.96)
Effective Gross Income	$39,509,460	$43,169,757	$43,943,344	$44,081,390	$44,652,839	$27.37

Total Operating Expenses	$12,267,650	$12,489,151	$12,835,713	$12,810,605	$12,576,474	$7.71

Net Operating Income	$27,241,810	$30,680,606	$31,107,630	$31,270,786	$32,076,365	$19.66
TI/LC	0	0	0	0	1,361,353	0.83
Replacement Reserves	0	0	0	0	407,864	0.25
Net Cash Flow	$27,241,810	$30,680,606	$31,107,630	$31,270,786	$30,307,148	$18.58

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	With respect to the 200 First Avenue West Property, the first six months of cash flow in 2014 (prior to the borrower sponsor’s acquisition of such property) is not available. As such, the last six months of 2014 were annualized and presented in lieu of full-year 2014 financials, and the annualized trailing seven month cash flows are presented in lieu of TTM 1/31/2015 cash flows.

(3)	Underwritten cash flow is based on contractual rents as of February 23, 2015 and contractual rent steps through April 30, 2016. Underwritten Base Rent includes $224,953 of rental revenue for Triton Radio Networks, which is dark but still paying as of June 2015, and such lease expires in February 2016. Underwritten Base Rent also includes $199,093 for CKCA2 Inc., which has executed its lease but has not yet taken occupancy or begun paying rent. An unexecuted lease holdback of $3,900,807 was established at loan origination (and has since been released). We cannot assure you that these tenants will take occupancy or begin paying rent as expected or at all. See “—Escrows” below.

(4)	Other Revenue includes storage rent and antenna rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Appraisals. According to the appraisals dated as of March 2, 2015, the Selig Office Portfolio Properties had an aggregate “as-is” appraised value of $544,500,000 and an aggregate “as stabilized” appraised value of $553,400,000, based on the “as stabilized” appraised values at four of the Selig Office Portfolio Properties as of dates ranging from September 2015 to June 2016 and based on assumed stabilized occupancy at those Selig Office Portfolio Properties.

■	Environmental Matters. According to a Phase I environmental report dated March 6, 2015, a recognized environmental condition was identified at the 18 West Mercer Street Property due to the remediation of petroleum or other solvents. However, responsible third parties have been identified, and no further action was recommended. The report also recommended further evaluation to determine if groundwater being discharged from an onsite sump pump required pre-treatment before discharge, and that an onsite groundwater monitoring well be decommissioned if no longer required for a past gas station investigation. A Phase I environmental report dated March 4, 2015 with respect to the 300 Elliott Avenue West Property recommended that two onsite monitoring wells be decommissioned by a licensed professional if no longer required for environmental cleanup. A Phase I environmental report dated March 4, 2015 with respect to the 2615 Fourth Avenue Property recommended continued investigation and remediation of the documented soil and groundwater impacts on the property and the implementation of an asbestos operations and maintenance (“O&M”) plan at the property. A Phase I environmental report dated March 4, 2015 with respect to the 3131 Elliott Avenue Property identified a recognized environmental condition as a result of an adjacent property being listed in the regulatory database due to the presence of non-halogenated solvents, unspecified petroleum products and polynuclear aromatic hydrocarbons in both soil and groundwater and pending cleanup. However, as responsible third parties have been identified, no further action was recommended. A Phase I environmental report dated March 4, 2015 with respect to the 3101 Western Avenue Property identified a recognized environmental condition as a result of the age of an underground storage tank located on the property. The consultant recommended annual tank tightness testing and inspection of the root system. In addition, the report identified an adjacent property being listed in the regulatory database due to the presence of polynuclear aromatic hydrocarbons, petroleum products and non-halogenated solvents in the soil and groundwater and pending cleanup. However, as responsible third parties have been identified, no further action was recommended. According to the remaining Phase I environmental reports, each dated between March 4, 2015 and March 6, 2015, there are no recognized environmental conditions or recommendations for further action other than a recommendation for an asbestos O&M plan at the 190 Queen Anne Avenue North and 200 First Avenue Properties.

■	Market Overview and Competition. The Selig Office Portfolio Properties are located within the Seattle central business district, which contains approximately 41.9 million SF of office space with a direct vacancy level of 10.4% as of the fourth quarter of 2014, and rents with a weighted average asking rate of $31.37 per SF. The Seattle central business district recorded approximately 3.1 million SF of office leasing activity and approximately 1.5 million SF of absorption in 2014. The 1000 2nd Avenue Property is located in the Financial District submarket, and of the remaining eight properties, four are located in the Lower Queen Anne / Lake Union submarket and four are located in the Denny Regrade submarket. Office space in the Financial District submarket totaled 21.4 million SF with a direct vacancy level of 10.6% as of the fourth quarter of 2014 and average asking rents of $35.58 per SF. Office space in the Lower Queen Anne / Lake Union submarket totaled 8.1 million SF with a direct vacancy level of 4.4% as of the fourth quarter of 2014, and average asking rents of $31.16 per SF. Office space in the Denny Regrade submarket totaled 8.1 million SF with a direct vacancy level of 6.7% as of the fourth quarter of 2014, and direct average asking rents of $33.02 per SF. The Selig Office Portfolio Properties compete with office properties of similar location, type and class, which vary across the Selig Office Portfolio.

■	The Borrower. The borrower of the Selig Office Portfolio Whole Loan is Selig Holdings Company L.L.C., a single-purpose entity that owns no assets other than the Selig Office Portfolio Properties. The non-recourse carveout guarantors are Selig Family Holdings, LLC and Martin Selig, jointly and severally. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Selig Office Portfolio Whole Loan. Martin Selig is the principal and founder of Martin Selig Real Estate. Martin Selig Real Estate was founded in 1958 and is a privately-held company in the commercial real estate industry in the state of Washington. Martin Selig Real Estate is headquartered in Seattle, Washington where it owns and operates a portfolio of 20 office properties totaling approximately 3.5 million SF of space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Escrows. In connection with the origination of the Selig Office Portfolio Loan, the borrower funded (a) a tax reserve of $255,019, (b) a deferred maintenance reserve of $337,524, (c) an unfunded obligations reserve of $3,377,855 related to tenant improvements and free rent at the Selig Office Portfolio Properties and (d) an unexecuted lease holdback in the amount of $3,900,807 relating to two leases covering a total of 14,642 SF at the Selig Office Portfolio Properties which were unexecuted and out for signature at the time of origination. Subsequently, both leases referred to in clause (d) of the prior sentence were executed and have been delivered to the borrower, and in connection therewith, $2,145,444 has been released related to the CKCA2 Inc. lease, and the remaining $1,755,363 has been released related to the Koru Careers, Inc. lease.

On each due date, the borrower will be required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a tenant improvements and leasing commissions reserve in the amount of $203,932, (iv) a replacement reserve in the amount of $33,989, and (v) if a Holland America Reserve Period is continuing, the Holland America reserve account in an amount equal to the Holland America Reserve Amount.

“Holland America Reserve Period” means the period (A) commencing on the date that is 18 months prior to the expiration of Holland America Line, Inc.’s (“Holland America”) lease, to the extent that, as of such date, (x) Holland America has not exercised its option to renew or extend its lease and (y) substantially all of the space covered by such lease has not been re-let pursuant to one or more replacement leases entered into in accordance with the Selig Office Portfolio Loan documents and (B) ending on the earlier of the date that (x) the Holland America reserve account first contains the Holland America Reserve Cap Amount or (y) at least 90% of the space covered by Holland America’s lease has been re-let pursuant to one or more replacement leases entered into in accordance with the Selig Office Portfolio Loan documents.

“Holland America Reserve Cap Amount” means $3,000,000 times a fraction, (i) the numerator of which is the amount of space covered by Holland America’s lease as of the origination date of the Selig Office Portfolio Loan that has not been re-let pursuant to one or more replacement leases and (ii) the denominator of which is $179,042.

“Holland America Reserve Amount” means, with respect to any due date during the continuance of a Holland America Reserve Period, the lesser of: (x) $170,000 times a fraction, (i) the numerator of which is the amount of space covered by Holland America’s lease as of the origination date of the Selig Office Portfolio Loan that has not been re-let pursuant to one or more replacement leases and (ii) the denominator of which is $179,042; and (y) the amount necessary to cause the amount contained in the Holland America reserve account to equal the Holland America Reserve Cap Amount.

■	Lockbox and Cash Management. The Selig Office Portfolio Whole Loan requires a hard lockbox, which is already in place. The Selig Office Portfolio Loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account. The Selig Office Portfolio Loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt. All amounts in the lockbox account are required to be swept on a daily basis to a lender-controlled cash management account.

On each business day that no Selig Office Portfolio Trigger Period or event of default under the Selig Office Portfolio Loan is continuing, all amounts in the cash management account in excess of the amounts required to pay monthly reserves and debt service on the next due date are required to be deposited into a borrower-controlled account containing only amounts relating to the Selig Office Portfolio Whole Loan (the “Operating Account”). On each due date during a Selig Office Portfolio Trigger Period (and, at lender’s option, during the continuance of an event of default until the Selig Office Portfolio Whole Loan has been accelerated), the Selig Office Portfolio Loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and that all remaining amounts be reserved in an excess cash flow reserve account. So long as no event of default is continuing, all amounts in the excess cash

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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flow reserve account are required to be swept into the cash management account on the first due date after which the borrower delivers evidence reasonably satisfactory to the lender that no Selig Office Portfolio Trigger Period is then continuing. During the continuance of an event of default, the lender may apply all funds on deposit in the cash management account to amounts payable under the Selig Office Portfolio Whole Loan in such order of priority as the lender may determine.

A “Selig Office Portfolio Trigger Period” means the period (A) commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the Selig Office Portfolio Loan documents) of the Selig Office Portfolio Properties for the 12-month period immediately preceding such fiscal quarter end is less than $25,403,954 (as adjusted to account for property releases) and terminating as of the end of the second consecutive fiscal quarter in which the net operating income of the Selig Office Portfolio Properties for the 12-month period immediately preceding such fiscal quarter end is equal to or greater than $25,403,954 (as adjusted to account for property releases) or (B) commencing upon the borrower’s failure to deliver the required annual, quarterly and monthly financial reports and ending when such financial reports are delivered and indicate that no trigger period under clause (A) above has commenced.

■	Property Management. The Selig Office Portfolio Properties are currently managed by MSRE Management, L.L.C. pursuant to a management agreement. Under the Selig Office Portfolio Loan documents, the Selig Office Portfolio Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which the lender has received a Rating Agency Confirmation. The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Selig Office Portfolio Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a default under the management agreement (after the expiration of any applicable notice and/or cure period), if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

■	Permitted Pari Passu Debt. Upon 30 days’ prior written notice to the lender, the borrower has a one-time right (an “Additional Permitted Debt Election”) to incur up to $51,750,000 of additional pari passu fixed-rate debt that is co-terminous with the Selig Office Portfolio Loan (“Additional Permitted Debt”) secured by the Selig Office Portfolio Properties, provided that each of the following requirements is satisfied: (i) immediately after giving effect to such Additional Permitted Debt, if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to March 19, 2020, the aggregate loan-to-value ratio (as calculated under the Selig Office Portfolio Loan documents) does not exceed 60%, and if the borrower requests the lender’s approval of an Additional Permitted Debt Election after March 19, 2020, the aggregate loan-to-value ratio does not exceed 58% (in each case, taking into account the principal amount of such Additional Permitted Debt); (ii) immediately after giving effect to such Additional Permitted Debt, the debt service coverage ratio (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding the most recently ended fiscal quarter is equal to or greater than 2.44x (in each case, taking into account debt service for such Additional Permitted Debt); (iii) immediately after giving effect to such Additional Permitted Debt, if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to March 19, 2020, the debt yield (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding the most recently ended fiscal quarter is no less than 9.25%, and if such request is made after March 19, 2020, the debt yield for the 12-month period immediately preceding such fiscal quarter end is no less than 9.5% (in each case, taking into account the principal amount of such Additional Permitted Debt); (iv) the lender of the Additional Permitted Debt enters into a co-lender agreement with the lender; (v) a Rating Agency Confirmation is obtained; (vi) a REMIC opinion, as well as updated non-consolidation and enforceability opinions, are delivered; (vii) the borrower, the lender and the lender of the Additional Permitted Debt execute amendments to the Selig Office Portfolio Loan documents reasonably requested by any such party to reflect the existence of such Additional Permitted Debt; (viii) the borrower pays all reasonable out-of-pocket costs and expenses incurred by the lender; and (ix) the lender otherwise approves, in its sole discretion applied in good faith and using commercially reasonable standards, the terms, documentation, lender, and incurrence of such loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Mezzanine or Subordinate Indebtedness. Fixed rate mezzanine debt is permitted once during the term of the Selig Office Portfolio Loan from certain qualified institutional lenders meeting the requirements set forth in the Selig Office Portfolio Loan documents to a direct owner of the borrower that is secured by a pledge of direct equity interests in the borrower (a “Permitted Mezzanine Loan”), so long as each of the following requirements is satisfied: (i) if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to March 19, 2020, the aggregate loan-to-value ratio (as calculated under the Selig Office Portfolio Loan documents) does not exceed 60% and if such request is made after March 19, 2020, the aggregate loan-to-value ratio does not exceed 58% (in each case, taking into account the principal amount of such Permitted Mezzanine Loan); (ii) the debt yield (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding such fiscal quarter end is at least 9.5% (taking into account the principal amount of such Permitted Mezzanine Loan); (iii) the debt service coverage ratio (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding such fiscal quarter end is at least 2.44x (taking into account debt service under such Permitted Mezzanine Loan); (iv) no event of default has occurred and is continuing under any of the Selig Office Portfolio Loan documents; (v) the lender has received evidence that the Permitted Mezzanine Loan has no adverse effect on the bankruptcy remote status of the borrower under the rating agency requirements and a new non-consolidation opinion; (vi) the lender receives all items reasonably required to evaluate and approve of the Permitted Mezzanine Loan, including current rent rolls, operating statements and financial statements; (vii) the lender determines that there has been no material adverse change in the condition, financial, physical or otherwise, of any of the Selig Office Portfolio Properties or the borrower from and after the origination date of the Selig Office Portfolio Loan; (viii) the borrower has executed amendments to the Selig Office Portfolio Loan documents reasonably required by the lender to reflect the existence of such Permitted Mezzanine Loan and has received enforceability and due authorization opinions with respect thereto; (ix) the borrower pays all reasonable out of pocket costs and expenses incurred by the lender; (x) a Rating Agency Confirmation has been obtained; and (xi) the lender has otherwise approved the terms and documentation of such loan.

■	Release of Collateral. Provided no event of default under the Selig Office Portfolio Loan is then continuing, at any time on or after the first due date following securitization Closing Date, the borrower may obtain the release of one or more of the Selig Office Portfolio Properties from the lien of the Selig Office Portfolio Loan documents, subject to the satisfaction of certain conditions set forth in the Selig Office Portfolio Loan documents, including among others: (i) delivery of defeasance collateral in an amount equal to the Selig Office Portfolio Release Price for each Selig Office Portfolio Property being released; (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the Selig Office Portfolio Loan documents) for the remaining Selig Office Portfolio Properties for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 2.32x and (b) the debt service coverage ratio immediately prior to the release; and (iii) delivery of Rating Agency Confirmation with respect to such defeasance.

“Selig Office Portfolio Release Price” means, with respect to the release of any Selig Office Portfolio Property, the greater of (x) 90% of net sales proceeds with respect to such Selig Office Portfolio Property and (y) (i) in the case of the 3131 Elliott Avenue Property, the 300 Elliott Avenue Property, the 2901 Third Avenue Property and the 1000 Second Avenue Property, 125% of their respective allocated loan amounts and (ii) in the case of the 3101 Western Avenue Property, the 2615 Fourth Avenue Property, the 190 Queen Anne Avenue North Property, the 18 West Mercer Street Property and the 200 First Avenue West Property, 115% of their respective allocated loan amounts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined under TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Selig Office Portfolio Properties, plus 12 months of rental loss and/or business interruption coverage. If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Selig Office Portfolio Loan as described in the preceding sentence, but will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Selig Office Portfolio Loan documents on a stand-alone basis (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance). If the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available on the current market rates with funds equal to such amount, in either such case with a deductible not exceeding $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence reasonably satisfactory to the lender that the insurance premiums for the Selig Office Portfolio Properties are separately allocated to the Selig Office Portfolio Properties under the blanket policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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alderwood mall

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Lynnwood, Washington	Cut-off Date Principal Balance(4)		$24,439,530
Property Type	Retail	Cut-off Date Principal Balance per SF(2)		$393.67
Size (SF)(1)	575,704	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 2/28/2015	96.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/28/2015	98.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1979 / 1995, 2003, 2009	Mortgage Rate		3.47875%
Appraised Value	$693,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(5)		GGP/Homart II L.L.C.
Underwritten Revenues	$41,736,151
Underwritten Expenses	$7,605,321	Escrows(6)
Underwritten Net Operating Income (NOI)	$34,130,830		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$32,610,280	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	32.7%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	21.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)(3)	2.34x / 2.24x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	15.1% / 14.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$355,000,000	100.0%	Loan Payoff	$243,293,021	68.5%
			Principal Equity Distribution	110,546,249	31.1
			Closing Costs	1,160,730	0.3
Total Sources	$355,000,000	100.0%	Total Uses	$355,000,000	100.0%

(1)	The Alderwood Mall Property includes only the improvements owned by the borrower. The Alderwood Mall Property excludes approximately 705,898 SF of non-collateral anchor space consisting of the Macy’s, Sears, JCPenney and Nordstrom spaces.
(2)	Calculated based on the five senior notes which have an aggregate Cut-off Date Principal Balance of $226,639,230.
(3)	The DSCR Based on Underwritten NOI / NCF is calculated using the Alderwood Mall Loan non-standard amortization schedule as set forth in Annex G to the Free Writing Prospectus, and is calculated based on an annual debt service assuming the aggregate of the first 12 monthly payments following the securitization Closing Date.
(4)	The Cut-off Date Principal Balance of $24,439,530 represents note A-1-4-1 of a $354,439,230 whole loan evidenced by five pari passu notes. The companion loans are evidenced by (i) note A-1-1 and note A-1-2 with an aggregate Cut-off Date balance of $127,484,567, which was contributed to the MSCCG 2015-ALDR transaction, (ii) note A-1-3 with a Cut-off Date balance of $50,275,604, which was securitized in the MSC 2015-MS1 transaction, (iii) note A-1-4-2 with a Cut-off Date balance of $24,439,530, which is expected to be contributed to one or more future securitization transactions and (iv) note A-2-1 and note A-2-2 with an outstanding principal balance as of the cut-off date of $127,800,000, which was contributed to the MSCCG 2015-ALDR transaction.
(5)	GGP/Homart II L.L.C. is the non-recourse carveout guarantor under the Alderwood Mall Loan.
(6)	The Alderwood Mall loan agreement does not require upfront reserves for taxes, insurance, replacement reserves, TI/LCs or other reserves. The Alderwood Mall loan agreement requires certain monthly reserves upon the occurrence of an Alderwood Mall Trigger Period or an Alderwood Mall Cash Sweep Event Period.

Full Debt Summary

		Cumulative Original Balance	Cumulative Original Loan per SF(1)	Cumulative Original LTV(2)	Cumulative Original NOI DY(3)	Cumulative Original NCF DSCR(4)
Alderwood Mall Mortgage Loan $24,500,000 Note A-1-4-1	Alderwood Mall Non-Serviced Companion Loan $202,700,000 Notes A-1-1, A-1-2, A-1-3 and A-1-4-2	$227,200,000	$395	32.8%	15.0%	2.24x
Alderwood Mall Subordinate Companion Loans $127,800,000 Notes A-2-1 and A-2-2		$355,000,000	$617	51.2%	9.6%	1.71x
Implied Equity(2)		$338,500,000

(1)	Based on collateral square footage of 575,704.
(2)	Based on $693,500,000 appraised value as of March 17, 2015.
(3)	Based on Underwritten NOI of $34,130,830.
(4)	Based on Underwritten NCF of $32,610,280 and actual debt service assuming the aggregate of the first 12 monthly payments following the securitization closing date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the anchor tenants and major tenants. Certain tenants may have co-tenancy provisions permitting the early termination of their leases based on sales performance and/or occupancy at the Alderwood Mall Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	Occupancy %	% of Owned GLA	UW Base Rent(2)	UW Base Rent Per SF/Screen(3)	TTM 1/31/15 Sales(4)	TTM 1/31/15 Sales per SF/Screen	Occ. Cost %(5)	Lease Expiration
Non-Collateral Anchors
Macy’s(6)	BBB / Baa2 / BBB+	235,213		NA	NA	NA	$54,000,000	$221	0.0%	NA
Sears(7)	CC / Caa1 / CCC+	177,679		NA	NA	NA	18,800,000	106	0.7%	NA
JCPenney(8)	CCC / Caa1 / CCC+	148,949		NA	NA	NA	30,000,000	201	0.3%	NA
Nordstrom(9)	BBB+ / Baa1 / A-	144,057		NA	NA	NA	62,500,000	434	0.0%	NA
Subtotal/Wtd. Avg.		705,898	100.0%				$165,300,000	$231	0.1%

Anchor/Major (collateral)
Loews Cineplex(10)	A / A2 / A+	79,330		13.8%	$2,657,555	$166,097	$9,701,563	$606,348	29.4%	12/31/2025
REI	NR / NR / NR	25,543		4.4	823,762	32.25	NA	NA	NA	1/31/2020
Forever 21	NR / NR / NR	24,320		4.2	874,061	35.94	4,908,691	202	18.4%	1/31/2022
H&M(11)	NR / NR / NR	18,000		3.1	764,100	42.45	8,655,518	481	9.2%	1/31/2023
Claim Jumper	NR / NR / NR	12,641		2.2	412,981	32.67	4,323,983	342	13.2%	10/31/2024
American Girl	NR / NR / NR	12,500		2.2	576,875	46.15	7,962,206	637	7.7%	2/28/2022
Urban Outfitters	NR / NR / NR	10,829		1.9	249,067	$23.00	2,892,421	267	19.9%	1/31/2017
Subtotal/Wtd. Avg.		183,163	100.0%	31.8%	$6,358,401	$34.71	$38,444,381	$210	19.7%

Select Top 10 In-Line(12)
Pottery Barn	NR / NR / NR	9,058		1.6%	$436,052	$48.14	$4,743,241	$524	9.2%	1/31/2017
Victoria’s Secret	BB+ / Ba1 / BB+	9,131		1.6%	$427,331	$46.80	$5,446,221	$596	12.3%	1/31/2025
Abercrombie & Fitch	NR / B1 / BB-	9,180		1.6%	$400,064	$43.58	$2,040,704	$222	19.6%	2/28/2019
Gap	BBB- / Baa3 / BBB-	5,438		0.9%	$385,772	$70.94	$1,607,416	$296	25.2%	1/31/2017
Ben Bridge Jeweler	AA- / Aa2 / AA	2,714		0.5%	$374,478	$137.98	$4,500,798	$1,658	8.5%	12/31/2021
Zumiez	NR / NR / NR	4,062		0.7%	$364,686	$89.78	$2,347,810	$578	16.1%	5/31/2018
Express	NR / NR / NR	7,316		1.3%	$362,800	$49.59	$2,482,519	$339	28.5%	1/31/2019
Champs Sports	NR / NR / NR	5,376		0.9%	$354,063	$65.86	$2,373,254	$441	15.6%	3/31/2016
Lane Bryant	NR / NR / NR	5,967		1.0%	$346,384	$58.05	$1,497,365	$251	27.1%	1/31/2020
American Eagle Outfitters	NR / NR / NR	6,000		1.0%	$336,000	$56.00	$2,626,021	$438	21.6%	1/31/2017

All In-line < 10,000 SF		392,541	94.6%	68.2%	$19,341,918	$52.06	$215,723,380

Total Collateral SF		575,704	96.4%	100.0%	$25,700,319	$46.33	$254,167,761
Total Mall SF		1,281,602	98.4%				$417,467,761

Comparable In-Line		331,852					$207,410,095	$625	12.7%
Comparable In-Line Without Apple(13)		327,898					$168,271,996	$513	15.6%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	UW Base Rent reflects the following: (a) annualized base rent from signed leases as of the February 28, 2015 rent roll, (b) annualized contractual base rent steps through January 1, 2016 and (c) The Art Of Shaving (659 SF, $68,062 of UW Base Rent) and Young Art Lessons & Gallery (1,427 SF, $68,981 of UW Base Rent), both of which have signed leases but are not yet open for business. See “Underwritten Base Rental Revenue” in the notes to the Cash Flow Analysis for additional detail.
(3)	Per SF figures exclude vacant space.
(4)	Tenant sales are for TTM ended January 31, 2015, except for non-collateral anchors which are based on the Alderwood Mall Loan Borrower’s Sponsor’s estimate for 2014.
(5)	Occupancy Cost % calculations are based on UW Total Rent (UW base rent, recoveries, percentage rent in lieu and overage rent) excluding utilities/HVAC recoveries, divided by TTM 1/31/15 Sales.
(6)	Macy’s owns its land and improvements. Macy’s has been operating at the Alderwood Mall Property since it opened in 1979 as The Bon Marché before being rebranded as a Macy’s in 2005.
(7)	A joint venture between Sears and GGP owns the Sears land and improvements, which do not serve as collateral for the Alderwood Mall Loan. Sears has been operating at the Alderwood Mall Property since 1980, shortly after it opened. Sears is required to pay an annual payment of $131,460 for its share of common area maintenance.
(8)	JCPenney owns its land and improvements. JCPenney has been operating at the Alderwood Mall Property since 1980, shortly after it opened. JCPenney is required to pay $80,000 for its share of common area maintenance.
(9)	Nordstrom owns its own land and improvements. Nordstrom has been operating at the Alderwood Mall Property since it opened in 1979. Sales data is based on Sponsor estimates for 2014.
(10)	Sales per SF for Loews Cineplex are based on 16 screens.
(11)	H&M has a termination right for 180 days following December 31, 2016 with 6 months’ notice and the payment of a termination fee equal to 50% of unamortized tenant improvements if sales fail to exceed $6,000,120 during 2016. As of the TTM 1/31/15, H&M’s sales were $8,655,518.
(12)	Select Top 10 In-Line tenants based on UW Base Rent.
(13)	Apple leases approximately 3,954 SF (0.7% of NRA) of in-line space at the Alderwood Mall Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents the lease rollover schedule at the Alderwood Mall Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA(1)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(3)	# Expiring Tenants
MTM	7,923	1.4%	1.4%	$560,700	2.2%	$70.77	4
2015	9,683	1.7	3.1%	554,401	2.2	57.26	5
2016	47,030	8.2	11.2%	2,181,590	8.5	46.39	14
2017	59,409	10.3	21.5%	3,265,906	12.7	54.97	18
2018	40,542	7.0	28.6%	2,482,945	9.7	61.24	15
2019	67,484	11.7	40.3%	3,180,964	12.4	47.14	18
2020	48,551	8.4	48.7%	2,048,765	8.0	42.20	11
2021	21,232	3.7	52.4%	1,465,167	5.7	69.01	11
2022	61,540	10.7	63.1%	2,594,749	10.1	42.16	12
2023	28,592	5.0	68.1%	1,397,950	5.4	48.89	6
2024	35,340	6.1	74.2%	1,427,008	5.6	40.38	11
2025	119,172	20.7	94.9%	4,359,774	17.0	36.58	15
2026 & Thereafter	8,200	1.4	96.4%	180,400	0.7	22.00	1
Vacant	21,006	3.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	575,704	100.0%		$25,700,319	100.0%	$46.33	141

(1)	Based on the Alderwood Mall Borrower’s owned space and excludes storage space.
(2)	Base rental revenue reflects the following: (a) annualized base rent from signed leases as of the February 28, 2015 rent roll, (b) annualized contractual base rent steps through January 1, 2016 and (c) The Art Of Shaving (659 SF, $68,062 of UW Base Rent) and Young Art Lessons & Gallery (1,427 SF, $68,981 of UW Base Rent), both of which have signed leases but are not yet open for business. See “Underwritten Base Rental Revenue” in the notes to the Cash Flow Analysis.
(3)	UW Base Rent per SF excludes vacant space.

The following table presents certain information relating to historical leasing at the Alderwood Mall Property:

Historical Leased %(1)

	2012	2013	2014	TTM 2/28/2015
Owned Space	97.9%	97.8%	98.6%	96.4%

(1)	2012 and 2013 Historical Leased % represent average annual occupancy; 2014 Occupancy % represents the occupancy as of December 31, 2014.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Alderwood Mall Property:

Cash Flow Analysis
	2012	2013	2014	TTM 2/28/2015	2015 Budget	Underwritten	Underwritten per SF
Base Rent(1) (2)	$23,476,011	$24,559,648	$24,754,619	$24,822,238	$25,908,706	$25,700,319	$44.64
Contractual Rent Steps	0	0	0	0	0	620,383	1.08
Percentage Rent	256,172	5,806	7,031	0	0	0	0.00
Overage Rent	482,178	819,075	765,279	797,840	524,986	908,826	1.58
Total Minimum Rent	$24,214,361	$25,384,529	$25,526,929	$25,620,079	$26,433,692	$26,609,145	$46.22
Expense Reimbursements(3)	9,036,763	9,763,161	10,376,772	10,346,091	11,126,806	11,126,806	19.33
Other Income(4)	4,371,352	4,536,973	3,860,837	4,192,829	4,000,200	4,000,200	6.95
Total Gross Income	$37,622,477	$39,684,663	$39,764,538	$40,158,998	$41,560,698	$41,736,151	$72.50
Vacancy & Credit Loss(1)	(94,056)	(99,212)	(99,411)	(100,397)	(103,902)	0	0.00
Effective Gross Income	$37,528,421	$39,585,451	$39,665,127	$40,058,601	$41,456,797	$41,736,151	$72.50
Recoverable Expenses(5)
Repairs & Maintenance	$673,329	$625,849	$624,127	$626,024	$693,756	$693,756	$1.21
Security	756,070	762,411	728,042	753,171	787,825	787,825	1.37
Cleaning Expense	874,805	766,314	727,040	741,579	761,218	761,218	1.32
Utilities	887,974	890,876	901,520	895,775	880,889	880,889	1.53
Landscaping	151,403	145,640	162,439	160,709	172,669	172,669	0.30
Insurance	295,737	236,145	143,190	155,927	134,218	134,218	0.23
Miscellaneous Recoverable	726,906	733,027	712,225	716,247	764,279	764,279	1.33
Marketing	471,216	357,583	525,872	573,335	648,335	648,335	1.13
Real Estate Taxes(6)	1,597,639	1,649,990	1,580,795	1,548,720	1,536,977	1,536,977	2.67
Non-Recoverable Expenses
General & Administrative	237,179	192,182	190,268	185,918	225,154	225,154	0.39
Management Fees(7)	1,524,830	1,580,881	1,477,417	1,532,600	1,467,488	1,000,000	1.74
Total Operating Expenses	$8,197,087	$7,941,621	$7,772,933	$7,890,005	$8,072,809	$7,605,321	$13.21
Net Operating Income	$29,331,334	$31,643,830	$31,892,193	$32,168,596	$33,383,988	$34,130,830	$59.29
Capital Reserves(8)	0	0	0	0	0	86,356	0.15
Tenant Improvements(9)	0	0	0	0	0	476,142	0.83
Leasing Commissions(10)	0	0	0	0	0	958,052	1.66
Net Cash Flow	$29,331,334	$31,643,830	$31,892,193	$32,168,596	$33,383,988	$32,610,281	$56.64

(1)	Underwritten Occupancy is based on square footage of 575,704 (based on February 28, 2015 rent roll) and reflects in place occupancy, including The Art of Shaving, whose lease began on 7/1/2015 and Young Art Lessons & Gallery (in aggregate representing 0.4% of collateral SF), which have executed leases but have not yet taken occupancy or commenced paying rent.

(2)	Underwritten Base Rental is based on the rent roll as of February 28, 2015 and includes The Art of Shaving (659 SF, $68,062 of UW Base Rent) and Young Art Lessons & Gallery (1,427 SF, $68,981 of UW Base Rent), which have executed leases but have not yet taken occupancy or commenced paying rent.

(3)	Underwritten Expense Reimbursements have been underwritten based on the 2015 budget.

(4)	Underwritten Other Income is underwritten per the 2015 budget and includes specialty leasing income & recoveries, other rental income and miscellaneous income.

(5)	Underwritten Expenses reflect the 2015 budget for the Alderwood Mall Property, unless otherwise noted.

(6)	Underwritten Real Estate Taxes are based on the 2015 budget and include local improvement bonds debt service of approximately $209,000. Such improvement bonds are subordinate to real estate taxes and require equal annual payments up to and including the payment date in July 2019, following which they will be fully discharged and the related expense will cease. Underwritten Real Estate Taxes exclude contingent partial real estate tax liabilities to JCPenney and Macy’s which are due under their respective reciprocal easement agreements (each, an “REA”) but which the Alderwood Mall Borrower has not historically paid. If the Alderwood Mall Borrower were to make such payments, they would be reimbursable per the terms of most inline tenants’ leases. Lender has recourse to the Alderwood Mall Borrower and the related guarantor for losses resulting from the Alderwood Mall Borrower’s failure to reimburse any party to the applicable REA for real estate taxes in accordance with the terms of such REA, unless such failure is solely caused by a lack of cash flow at the Alderwood Mall Property. See “Risk Factors—Risks Related to the Mortgage Loans—A Significant Concentration of Retail Properties in the Mortgage Pool Will Subject Your Investment to the Special Risks of Retail Properties” in the Free Writing Prospectus.

(7)	Underwritten Management Fee reflects a management fee of 5.0% of effective gross income less recoveries, capped at $1,000,000.

(8)	Underwritten Replacement Reserves reflects $0.15 per square foot for all underwritten square footage at the Alderwood Mall Property. The property condition report prepared March 24, 2015 estimated un-inflated annual reserve expenditures of $0.33 per square foot per year.

(9)	Underwritten Tenant Improvements reflect $18.00 per SF for new leases and $9.00 per square foot for renewals for in-line tenants and $2.00 per SF for new leases and $1.00 per SF for renewals for anchor/major tenants. Based on a 65% renewal probability and 10-year lease terms, this equates to a blended annual expense of $0.83 per SF for all collateral space.

(10)	Underwritten Leasing Commissions reflect leasing commissions of 4.0% of average base rent and recoveries for new leases and 2.0% of average base rent and recoveries for renewals. Based on a 65% renewal probability, this equates to a blended annual expense of $1.66 per SF for all collateral space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Mundelein, Illinois	Cut-off Date Principal Balance		$23,850,000
Property Type	Office	Cut-off Date Principal Balance per SF		$170.36
Size (SF)	140,000	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 6/22/2015	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/22/2015	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1991, 2007 / 2003	Mortgage Rate		4.70500%
Appraised Value	$33,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(1)	Paul Reisman and Steven Reisman
Underwritten Revenues	$2,326,320
Underwritten Expenses	$467,518	Escrows
Underwritten Net Operating Income (NOI)	$1,858,802		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,846,052	Taxes	$160,408	$32,082
Cut-off Date LTV Ratio	71.8%	Insurance	$18,417	$1,985
Maturity Date LTV Ratio	58.5%	Replacement Reserves(2)	$0	$1,063
DSCR Based on Underwritten NOI / NCF	1.25x / 1.24x	TI/LC(3)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.8% / 7.7%	Other(4)	$33,625	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,850,000	99.3%	Loan Payoff	$22,055,969	91.8%
Principal’s New Cash Contribution	177,416	0.7	Closing Costs	1,758,996	7.3
			Reserves	212,450	0.9

Total Sources	$24,027,416	100.0%	Total Uses	$24,027,416	100.0%

(1)	Paul Reisman and Steven Reisman are the guarantors of the non-recourse carveouts under the Sysmex Way Loan.
(2)	The replacement reserve is capped at $50,000.
(3)	All excess cash flow will be transferred to the TI/LC reserve and will be available to pay for tenant improvements and leasing commissions related to extending Sysmex’s lease or putting a replacement tenant in the Sysmex leased space for a term of at least five years on terms satisfactory to the lender if (i) the debt rating of Sysmex Corporation falls below “BBB-“, (ii) Sysmex defaults under its lease, (iii) Sysmex goes dark or otherwise ceases operations at the Sysmex Way Property, (iv) Sysmex sublets its leased space at the Sysmex Way Property, (v) Sysmex gives notice to vacate or vacates its leased space or (vi) Sysmex becomes a debtor in any bankruptcy or other insolvency proceeding.
(4)	Upfront other reserve represents a deferred maintenance reserve of $33,625.

The following table presents certain information relating to the tenants at the Sysmex Way Property:

Largest Owned Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Sysmex America	NR / NR / NR	85,000	60.7%	$1,688,000	89.9%	$19.86	1/31/2030	3, 5-year options
Sysmex America (GL)(1)	NR / NR / NR	55,000	39.3	190,000	10.1	3.45	1/31/2030	3, 5-year options
Total / Wtd. Avg. All Owned Tenants		140,000	100.0%	$1,878,000	100.0%	$13.41

(1)	Sysmex ground leases 55,000 SF on a lease that is cross-defaulted and co-terminous with the remaining Sysmex leased space at the Sysmex Way Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

130

sysmex way

The following table presents the lease rollover schedule at the Sysmex Way Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026 & Thereafter	140,000	100.0	100.0%	1,878,000	100.0	13.41	2
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	140,000	100.0%		$1,878,000	100.0%	$13.41	2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Sysmex Way Property:

Historical Leased %(1)

	2012	2013	2014	As of 6/22/2015
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents average occupancy as of December 31 for the indicated year unless otherwise indicated.

■    Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Sysmex Way Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 3/31/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,088,661	$2,143,500	$2,096,237	$2,030,602	$1,878,000	$13.41
Contractual Rent Steps	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$2,088,661	$2,143,500	$2,096,237	$2,030,602	$1,878,000	$13.41
Total Reimbursables	377,586	396,660	398,453	400,198	448,320	3.20
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	0	0.00
Effective Gross Income	$2,466,247	$2,540,160	$2,494,690	$2,430,800	$2,326,320	$16.62

Total Operating Expenses	$393,146	$414,946	$418,079	$418,391	$467,518	$3.34

Net Operating Income	$2,073,101	$2,125,214	$2,076,611	$2,012,409	$1,858,802	$13.28
TI/LC	0	0	0	0	0	0.00
Capital Expenditures	0	0	0	0	12,750	0.09
Net Cash Flow	$2,073,101	$2,125,214	$2,076,611	$2,012,409	$1,846,052	$13.19

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Base Rent based on the in place rent roll dated June 22, 2015 with no contractual rent steps.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

131

cypress retail center

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Cypress, California	Cut-off Date Principal Balance	$22,268,382
Property Type	Retail	Cut-off Date Principal Balance per SF	$299.75
Size (SF)	74,289	Percentage of Initial Pool Balance	2.2%
Total Occupancy as of 3/31/2015	95.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/31/2015	95.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2005 / NAP	Mortgage Rate	4.09000%
Appraised Value	$32,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Term (Months)	NAP
Borrower Sponsor(1)	AVG Equities LLC, the Schlesinger Living Trust, the Scott 2005 Family Trust and the Vera Guerin Separate Property Trust of 1992
Underwritten Revenues	$2,516,020
Underwritten Expenses	$534,283	Escrows
Underwritten Net Operating Income (NOI)	$1,981,737	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,887,459	Taxes	$101,322	$16,887
Cut-off Date LTV Ratio	68.5%	Insurance	$20,675	$1,880
Maturity Date LTV Ratio	54.7%	Replacement Reserves(2)	$30,000	$0
DSCR Based on Underwritten NOI / NCF	1.53x / 1.46x	TI/LC(3)	$170,000	$0
Debt Yield Based on Underwritten NOI / NCF	8.9% / 8.5%	Other(4)	$7,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,300,000	99.8%	Loan Payoff	$14,705,149	65.8%
Other Sources	50,000	0.2	Principal Equity Distribution	7,150,422	32.0
Reserves	329,497	1.5
Closing Costs	164,932	0.7
Total Sources	$22,350,000	100.0%	Total Uses	$22,350,000	100.0%

(1)	AVG Equities LLC is the non-recourse carveout guarantor under the Cypress Retail Center Loan.
(2)	The Replacement reserve is subject to a cap of $30,000. Monthly payments of $1,238 will commence upon the balance in the Replacement reserve falling below $30,000.
(3)	The TI/LC reserve is subject to a cap of $170,000. Monthly payments of $8,175 will commence upon the balance in the TI/LC reserve falling below $170,000.
(4)	Upfront other reserve represents a deferred maintenance reserve.

The following table presents certain information relating to the major tenants at the Cypress Retail Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
24-Hour Fitness	NR / NR / B	37,000	49.8%	$1,264,285	62.9%	$34.17	10/31/2024	3, 5-year options
Office Depot	NR / B2 / B-	18,000	24.2	324,000	16.1	18.00	12/31/2017	3, 5-year options
Pacific Premier Bank	NR / NR / NR	3,505	4.7	137,957	6.9	39.36	1/31/2020	1, 5-year option
Rockstar Tan	NR / NR / NR	2,400	3.2	69,540	3.5	28.98	7/31/2019	1, 5-year option
Aroma Italiano Café	NR / NR / NR	3,150	4.2	56,700	2.8	18.00	5/14/2019	1, 5-year option
Island Cleaners	NR / NR / NR	1,502	2.0	47,269	2.4	31.47	4/30/2025	NA
Cold Stone Creamery	NR / NR / NR	1,200	1.6	39,600	2.0	33.00	2/29/2020	1, 5-year option
Subway	NR / NR / NR	1,504	2.0	26,400	1.3	17.55	8/30/2020	2, 5-year options
White Sands	NR / NR / NR	1,110	1.5	25,974	1.3	23.40	5/31/2018	NA
Red Persimmon	NR / NR / NR	1,200	1.6	18,324	0.9	15.27	4/30/2025	2, 5-year options
Largest Owned Tenants		70,571	95.0%	$2,010,048	100.0%	$28.48
Remaining Tenants		0	0.0	0	0.0	0.00
Vacant		3,718	5.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		74,289	100.0%	$2,010,048	100.0%	$28.48

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132

cypress retail center

The following table presents the lease rollover schedule at the Cypress Retail Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	18,000	24.2	24.2%	324,000	16.1	18.00	1
2018	1,110	1.5	25.7%	25,974	1.3	23.40	1
2019	5,550	7.5	33.2%	126,240	6.3	22.75	2
2020	6,209	8.4	41.6%	203,957	10.1	32.85	3
2021	0	0.0	41.6%	0	0.0	0.00	0
2022	0	0.0	41.6%	0	0.0	0.00	0
2023	0	0.0	41.6%	0	0.0	0.00	0
2024	37,000	49.8	91.4%	1,264,285	62.9	34.17	1
2025	2,702	3.6	95.0%	65,593	3.3	24.28	2
2026 & Thereafter	0	0.0	95.0%	0	0.0	0.00	0
Vacant	3,718	5.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	74,289	100.0%		$2,010,048	100.0%	$28.48	10

(1)	Calculated based on approximate square footage occupied by each Owned Tenant unless otherwise indicated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Cypress Retail Center Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 3/31/2015	Underwritten	Underwritten $ per SF
Base Rent	$2,047,177	$2,002,355	$2,010,854	$1,989,116	$2,010,048	$27.06
Contractual Rent Steps(2)	0	0	0	0	29,633	0.40
Gross Up Vacancy	0	0	0	0	119,718	1.61
Total Rent	$2,047,177	$2,002,355	$2,010,854	$1,989,116	$2,159,400	$29.07
Total Reimbursables	352,019	423,435	453,690	412,440	461,253	6.21
Vacancy & Credit Loss	0	0	0	0	(131,033)	(1.76)
Other Income	0	0	0	0	26,400	0.36
Effective Gross Income	$2,399,196	$2,425,790	$2,464,545	$2,401,557	$2,516,020	$33.87

Real Estate Taxes	$96,881	$195,878	$198,331	$198,331	$198,670	$2.67
Insurance	31,880	28,010	20,765	35,899	21,481	0.29
Management Fee	95,968	97,032	98,582	96,062	100,641	1.35
Other Operating Expenses	178,844	162,801	224,962	239,040	213,491	2.87
Total Operating Expenses	$403,573	$483,720	$542,641	$569,333	$534,283	$7.19

Net Operating Income	$1,995,623	$1,942,070	$1,921,904	$1,832,224	$1,981,738	$26.68
TI/LC	0	0	0	0	79,420	1.07
Replacement Reserves	0	0	0	0	14,858	0.20
Net Cash Flow	$1,995,623	$1,942,070	$1,921,904	$1,832,224	$1,887,460	$25.41

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Contractual rent steps are underwritten based upon actual scheduled increases through August 1, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

133

court at deptford ii

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Woodbury, New Jersey	Cut-off Date Principal Balance	$22,175,773
Property Type	Retail	Cut-off Date Principal Balance per SF	$156.36
Size (SF)	141,822	Percentage of Initial Pool Balance	2.2%
Total Occupancy as of 6/1/2015	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/1/2015	100.0%	Type of Security	Fee Simple / Leasehold
Year Built / Latest Renovation	1998 / NAP	Mortgage Rate	4.50250%
Appraised Value	$32,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Term (Months)	NAP
Borrower Sponsor(1)	Kenneth N. Goldenberg

Underwritten Revenues	$2,777,937
Underwritten Expenses	$929,220	Escrows
Underwritten Net Operating Income (NOI)	$1,848,717	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,741,525	Taxes	$179,160	$44,790
Cut-off Date LTV Ratio	68.2%	Insurance	$4,847	$0
Maturity Date LTV Ratio	55.3%	Replacement Reserves	$305,000	$2,364
DSCR Based on Underwritten NOI / NCF	1.37x / 1.29x	TI/LC(2)	$0	$7,500
Debt Yield Based on Underwritten NOI / NCF	8.3% / 7.9%	Other(3)	$2,950,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,205,000	100.0%	Loan Payoff	$13,551,440	61.0%
Principal Equity Distribution	4,900,151	22.1
Reserves	3,439,007	15.5
Closing Costs	314,401	1.4

Total Sources	$22,205,000	100.0%	Total Uses	$22,205,000	100.0%

(1)	Kenneth N. Goldenberg is the non-recourse carveout guarantor under the Court at Deptford II Loan.
(2)	The TI/LC reserve is subject to a cap of $270,000.
(3)	Upfront other reserve is comprised of (i) $700,000 for unpaid TI obligations to Bob’s Furniture and (ii) $2,250,000 for Old Navy’s ability to terminate its lease by 7/31/2015.

The following table presents certain information relating to the major tenants at the Court at Deptford II Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Barnes & Noble	NR / NR / NR	25,719	18.1%	$437,223	21.0%	$17.00	7/31/2018	2, 5-year options
Bob’s Furniture	NR / NR / NR	38,000	26.8	418,000	20.0	11.00	2/28/2025	3, 5-year options
Ulta Salon	NR / NR / NR	11,599	8.2	295,775	14.2	25.50	10/31/2024	2, 5-year options
TJ Maxx Homegoods	NR / A3 / A+	24,434	17.2	268,774	12.9	11.00	10/31/2024	3, 5-year options
Old Navy	BBB- / Baa3 / BBB-	15,736	11.1	227,288	10.9	14.44	2/28/2018	2, 5-year options
David’s Bridal	NR / NR / NR	13,330	9.4	193,270	9.3	14.50	4/30/2019	1, 5-year option
Joyce Leslie	NR / NR / NR	7,950	5.6	151,050	7.2	19.00	12/31/2019	2, 5-year options
Men’s Wearhouse	NR / B2 / B+	5,054	3.6	95,550	4.6	18.91	2/28/2019	1, 5-year option
Largest Tenants		141,822	100.0%	$2,086,930	100.0%	$14.72
Remaining Tenants		0	0.0	0	0.0	0.00
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		141,822	100.0%	$2,086,930	100.0%	$14.72

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

134

court at deptford ii

The following table presents the lease rollover schedule at the Court at Deptford II Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	41,455	29.2	29.2%	664,511	31.8	16.03	2
2019	26,334	18.6	47.8%	439,870	21.1	16.70	3
2020	0	0.0	47.8%	0	0.0	0.00	0
2021	0	0.0	47.8%	0	0.0	0.00	0
2022	0	0.0	47.8%	0	0.0	0.00	0
2023	0	0.0	47.8%	0	0.0	0.00	0
2024	36,033	25.4	73.2%	564,549	27.1	15.67	2
2025	38,000	26.8	100.0%	418,000	20.0	11.00	1
2026 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	141,822	100.0%		$2,086,930	100.0%	$14.72	8

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Court at Deptford II Property:

Historical Leased %(1)

	2012	2013	2014
Owned Space	100.0%	75.2%	74.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

135

court at deptford ii

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Court at Deptford II Property:

Cash Flow Analysis(1)

	2012	2013	2014	Underwritten	Underwritten $ per SF
Base Rent	$2,093,437	$1,673,519	$1,346,310	$2,086,930	$14.72
Contractual Credit Rent Steps(2)	0	0	0	14,478	0.10
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$2,093,437	$1,673,519	$1,346,310	$2,101,408	$14.82
Total Reimbursables	647,510	563,314	465,717	809,079	5.70
Other Income	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	(132,550)	(0.93)
Effective Gross Income	$2,740,947	$2,236,833	$1,812,027	$2,777,937	$19.59

Real Estate Taxes	$475,810	$502,263	$514,336	$537,481	$3.79
Insurance	52,021	52,999	64,427	66,046	0.47
Management Fee	81,675	67,034	53,255	111,117	0.78
Other Operating Expenses	177,098	218,327	335,315	214,575	1.51
Total Operating Expenses	$786,604	$840,623	$967,333	$929,220	$6.55

Net Operating Income	$1,954,343	$1,396,210	$844,694	$1,848,717	$13.04
TI/LC	0	0	0	78,828	0.56
Replacement Reserves	0	0	0	28,364	0.20
Net Cash Flow	$1,954,343	$1,396,210	$844,694	$1,741,525	$12.28

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The Underwritten Contractual Credit Rent Steps line item represents the straight-lined rent steps for TJ Maxx Homegoods throughout the term of the loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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137

art multi-state portfolio ii

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	6	Loan Seller		CCRE
Location (State)	Kentucky, Florida, Indiana and Pennsylvania	Cut-off Date Principal Balance		$20,549,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$39,746.62
Size (Units)	517	Percentage of Initial Pool Balance		2.0%
Total Occupancy as of 4/22/2015	92.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/22/2015	92.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		4.86850%
Appraised Value	$27,450,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24
		Borrower Sponsor(2)	Arbor Realty SR, Inc.
Underwritten Revenues	$3,677,079
Underwritten Expenses	$1,610,967	Escrows
Underwritten Net Operating Income (NOI)	$2,066,112		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,907,582	Taxes	$89,107	$19,802
Cut-off Date LTV Ratio	74.9%	Insurance	$21,359	$2,670
Maturity Date LTV Ratio	64.6%	Replacement Reserves	$0	$13,209
DSCR Based on Underwritten NOI / NCF(1)	1.58x / 1.46x	Other(3)	$125,488	$0
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.3%

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,549,000	94.1%	Loan Payoff	$21,221,590	97.2%
Principal’s New Cash Contribution	1,284,787	5.9	Closing Costs	376,243	1.7
			Reserves	235,954	1.1

Total Sources	$21,833,787	100.0%	Total Uses	$21,833,787	100.0%

(1)	Based on amortizing debt service payments. Based on the current interest-only payments, Underwritten NOI DSCR and Underwritten NCF DSCR are 2.04x and 1.88x, respectively.
(2)	Arbor Reality SR, Inc. is the guarantor of the non-recourse carveouts under the ART Multi-State Portfolio II Loan.
(3)	Other upfront reserve is a deferred maintenance reserve of $125,488.

The following table presents certain unit and rent information relating to the ART Multi-State Portfolio II Properties:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit	Underwritten Monthly Rent	Underwritten Rent
Applegate Studio	21	288	$557	$427	$427	$107,579
Applegate 1 Bed/1Bath	96	576	$562	$504	$504	580,470
Applegate 2 Bed/1Bath	11	864	$678	$673	$673	88,800
Applegate 2 Bed/2Bath	4	864	$692	$671	$671	32,220
Heathmoore Studio	6	288	$551	$459	$459	33,048
Heathmoore 1 Bed/1Bath	44	576	$469	$541	$541	285,833
Heathmoore 2 Bed/1Bath	9	864	$702	$705	$705	76,116
Heathmoore 2 Bed/2Bath	3	864	$734	$735	$735	26,460
Ridgewood Studio	7	288	$493	$476	$476	40,020
Ridgewood 1 Bed/1Bath	41	576	$594	$567	$567	278,831
Ridgewood 2 Bed/1 Bath	10	864	$721	$709	$709	85,080
Ridgewood 2 Bed/2 Bath	3	864	$728	$702	$702	25,260
Annhurst Studio	10	288	$500	$511	$511	61,320
Annhurst 1 Bed/1Bath	67	580	$707	$651	$651	523,042
Annhurst 2 Bed/1Bath	15	864	$879	$846	$846	152,249
Annhurst 2 Bed/2Bath	5	864	$877	$858	$858	51,480
Meadowood Studio	7	288	$458	$459	$459	38,544
Meadowood 1 Bed/1Bath	47	576	$559	$543	$543	305,987
Meadowood 2 Bed/1Bath	10	864	$654	$642	$642	77,000
Meadowood 2 Bed/2Bath	3	864	$664	$656	$656	23,616
Heron Pointe Studio	30	288	$510	$490	$490	176,540
Heron Pointe 1 Bed/1Bath	62	576	$616	$572	$572	425,747
Heron Pointe 2 Bed/1Bath	2	864	$749	$688	$688	16,512
Heron Pointe 2 Bed/2Bath	3	864	$756	$697	$697	25,092
Heron Pointe 3Bed/2 Bath	1	864	$829	$807	$807	9,684
Total / Wtd. Avg.	517	575	$603	$572	$572	$3,546,531

(1)	As provided by the borrower per the underwritten rent roll dated April 22, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

138

art multi-state portfolio ii

The following table presents certain information relating to historical leasing at the ART Multi-State Portfolio II Properties:

Historical Leased %(1)

2013	2014	As of 4/22/2015
82.5%	89.5%	92.5%

(1)	As provided by the borrower and reflects weighted average occupancy for the indicated unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the ART Multi-State Portfolio II Properties:

Cash Flow Analysis(1)

	2013	2014	TTM 2/28/2015	Underwritten	Underwritten $ per Unit
Base Rent	$3,418,048	$3,499,095	$3,517,207	$3,538,634	$6,845
Gross Up Vacancy	0	0	0	23,322	45
Gross Potential Rent	$3,418,048	$3,499,095	$3,517,207	$3,561,955	$6,890
Vacancy, Credit Loss & Concessions(2)	776,570	469,597	451,455	440,654	852
Total Rent Revenue	$2,641,478	$3,029,498	$3,065,752	$3,121,301	$6,037
Other Revenue(3)	441,033	509,676	506,176	555,778	1,075
Effective Gross Income	$3,082,511	$3,539,174	$3,571,928	$3,677,079	$7,112

Total Operating Expenses	$1,573,144	$1,651,141	$1,612,714	$1,610,967	$3,116

Net Operating Income	$1,509,367	$1,888,033	$1,959,214	$2,066,112	$3,996
Capital Expenditures	0	0	0	158,530	307
Net Cash Flow	$1,509,367	$1,888,033	$1,959,214	$1,907,582	$3,690

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Vacancy, Credit Loss & Concessions represent 12.4% of Underwritten Gross Potential Rent. As of April 22, 2015, the ART Multi-State Portfolio II properties were 7.5% physically vacant.
(3)	Other revenue includes move-in fees, late fees and other miscellaneous items.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

139

freshwater commons

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Enfield, Connecticut	Cut-off Date Principal Balance		$19,200,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$146.62
Size (SF)	130,953	Percentage of Initial Pool Balance		1.9%
Total Occupancy as of 5/1/2015	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/1/2015	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1998 / NAP	Mortgage Rate		4.60500%
Appraised Value	$26,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)	Roland G. LaBonte

Underwritten Revenues	$2,413,540
Underwritten Expenses	$792,805	Escrows
Underwritten Net Operating Income (NOI)	$1,620,735		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,553,044	Taxes	$31,759	$31,759
Cut-off Date LTV Ratio	73.8%	Insurance	$0	$0
Maturity Date LTV Ratio	59.9%	Replacement Reserves(2)	$0	$0
DSCR Based on Underwritten NOI / NCF	1.37x / 1.31x	TI/LC(2)	$0	$7,667
Debt Yield Based on Underwritten NOI / NCF	8.4% / 8.1%	Other(3)	$970,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,200,000	100.0%	Loan Payoff	$17,487,276	91.1%
			Reserves	1,001,759	5.2
			Closing Costs	403,041	2.1
			Principal Equity Distribution	307,924	1.6
Total Sources	$19,200,000	100.0%	Total Uses	$19,200,000	100.0%

(1)	Roland G. Labonte is the guarantor of the non-recourse carveouts under the Freshwater Commons Loan.
(2)	On each monthly due date, the borrower is required to deposit $7,667 into a joint TI/LC/CapEx reserve. The joint TI/LC/CapEx reserve is capped at $276,000.
(3)	Other upfront reserves represent a Goodwill reserve ($925,000) and a DaVita TI reserve ($45,000).

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Freshwater Commons Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Big Y Foods, Inc.	NR / NR / NR	52,523	40.1%	Yes	$1,095,361	$20.85	9/30/2029	$496	4.2%	4, 5-year options
Total Anchors		52,523	40.1%
Jr. Anchors
Tractor Supply Company	NR / NR / NR	20,000	15.3%	Yes	$314,869	$15.74	5/31/2022	$235	6.7%	1, 5-year option
Goodwill(3)	NR / NR / NR	14,500	11.1	Yes	$140,600	$9.70	8/31/2030	NA	NA	4, 5-year options
Rite Aid of Connecticut	B / B3 / B	11,180	8.5	Yes	$256,609	$22.95	8/31/2018	NA	NA	4, 5-year options
Total Jr. Anchors		45,680	34.9%
Occupied In-line (4)		32,750	25.0%		$682,611	$20.84
Occupied Outparcel/Other		0	0.0%		$0	$0.00
Vacant Spaces		0	0.0%		$0	$0.00
Total Owned SF		130,953	100.0%
Total SF		130,953	100.0%

(1)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.
(2)	Tenant Sales $ per SF are as of December 31, 2014.
(3)	The Goodwill pad is subject to a 15-year fully executed sub-ground lease that calls for a “date-certain” rent commencement date of September 1, 2015. The borrower has delivered the space to Goodwill “as-is”, with no further obligations. Goodwill is responsible to construct its improvements, with no tenant improvement allowance from the borrower. The ground lease provides that, upon completion of the development of the Goodwill pad site, at Goodwill’s cost, the ground lessor is obligated to sell, and the borrower has agreed to buy, the ground lease interest for $925,000. $925,000 was reserved at closing in the Goodwill reserve until Goodwill is in full occupancy, open for business and paying full unabated rent in accordance with its lease, at which time the funds on deposit in the Goodwill reserve will be paid directly to the ground lessor.
(4)	Empire Wine has signed a lease for 7,000 SF at the Freshwater Commons Property but is in the process of building out its improvements at its sole cost and does not commence base rent payments until August 2015. We cannot assure you that this tenant will commence base rent payments as expected or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

140

freshwater commons

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Freshwater Commons Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Big Y Foods, Inc.	NR / NR / NR	52,523	40.1%	$817,610	44.8%	$15.57	9/30/2029	$496	4.2%	4, 5-year options
Rite Aid of Connecticut	B / B3 / B	11,180	8.5	201,240	11.0	18.00	8/31/2018	NA	NA	4, 5-year options
Tractor Supply Company	NR / NR / NR	20,000	15.3	195,000	10.7	9.75	5/31/2022	$235	6.7%	1, 5-year option
Sleepy’s	NR / NR / NR	8,000	6.1	120,000	6.6	15.00	11/30/2025	$97	21.7%	NA
Total Renal Care (DaVita Dialysis)	NR / NR / NR	6,500	5.0	106,600	5.8	16.40	6/29/2024	NA	NA	3, 5-year options
Goodwill(3)	NR / NR / NR	14,500	11.1	100,000	5.5	6.90	8/31/2030	NA	NA	4, 5-year options
Empire Wine(4)	NR / NR / NR	7,000	5.3	91,000	5.0	13.00	7/31/2030	NA	NA	3, 5-year options
Acapulcos	NR / NR / NR	4,770	3.6	78,705	4.3	16.50	3/31/2020	$243	9.6%	NA
Trendy Kids	NR / NR / NR	2,250	1.7	37,688	2.1	16.75	3/31/2017	NA	NA	1, 2-year option
Miracle Ear	NR / NR / NR	1,530	1.2	27,540	1.5	18.00	4/30/2019	NA	NA	1, 5-year option
Ten Largest Owned Tenants		128,253	97.9%	$1,775,383	97.2%	$13.84
Remaining Owned Tenants		2,700	2.1	50,921	2.8	18.86
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		130,953	100.0%	$1,826,304	100.0%	$13.95

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales $ per SF are as of December 31, 2014 except for Acapulcos. Acapulcos sales are as of September 30, 2014 annualized.
(3)	Goodwill pad is subject to a 15-year fully executed sub-ground lease that calls for a “date-certain” rent commencement date of September 1, 2015. The borrower has delivered the space to Goodwill “as-is”, with no further obligations. Goodwill is responsible to construct its improvements, with no tenant improvement allowance from the borrower. The ground lease provides that, upon completion of the development of the Goodwill pad site, at Goodwill’s cost, the ground lessor is obligated to sell, and the borrower has agreed to buy, the ground lease interest for $925,000. $925,000 was reserved at closing in the Goodwill reserve until Goodwill is in full occupancy, open for business and paying full unabated rent in accordance with its lease, at which time the funds on deposit in the Goodwill reserve will be paid directly to the ground lessor.
(4)	Empire Wine has signed a lease for 7,000 SF at the Freshwater Commons Property but is in the process of building out its improvements at its sole cost and does not commence base rent payments until August 2015. We cannot assure you that this tenant will commence base rent payments as expected or at all.

The following table presents certain information relating to the lease rollover schedule at the Freshwater Commons Property, assuming no extension options are exercised:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	1,350	1.0	1.0%	26,283	1.4	19.47	1
2017	2,250	1.7	2.7%	37,688	2.1	16.75	1
2018	11,180	8.5	11.3%	201,240	11.0	18.00	1
2019	2,880	2.2	13.5%	52,178	2.9	18.12	2
2020	4,770	3.6	17.1%	78,705	4.3	16.50	1
2021	0	0.0	17.1%	0	0.0	0.00	0
2022	20,000	15.3	32.4%	195,000	10.7	9.75	1
2023	0	0.0	32.4%	0	0.0	0.00	0
2024	6,500	5.0	37.4%	106,600	5.8	16.40	1
2025	8,000	6.1	43.5%	120,000	6.6	15.00	1
2026 & Thereafter	74,023	56.5	100.0%	1,008,610	55.2	13.63	3
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	130,953	100.0%		$1,826,304	100.0%	$13.95	12

(1)	Calculated based on approximate SF occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at Freshwater Commons Property:

Historical Leased %(1)

	2012	2013	TTM 11/30/2014	As of 5/1/2015
Owned Space	88.0%	88.0%	95.0%	100.0%

(1)	As provided by the borrower which reflects average occupancy as of December 31, for the year specified unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■  Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Freshwater Commons Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 5/31/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,524,083	$1,497,633	$1,540,747	$1,599,808	$1,826,304	$13.95
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$1,524,083	$1,497,633	$1,540,747	$1,599,808	$1,826,304	$13.95
Total Reimbursables	510,239	554,181	584,064	652,019	714,264	5.45
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(127,028)	(0.97)
Effective Gross Income	$2,034,322	$2,051,814	$2,124,811	$2,251,827	$2,413,540	$18.43

Total Operating Expenses	$699,303	$747,435	$768,257	$779,484	$792,805	$6.05

Net Operating Income	$1,335,019	$1,304,379	$1,356,554	$1,472,343	$1,620,735	$12.38
TI/LC	0	0	0	0	41,500	0.32
Capital Expenditures	0	0	0	0	26,191	0.20
Net Cash Flow	$1,335,019	$1,304,379	$1,356,554	$1,472,343	$1,553,044	$11.86

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on the May 1, 2015 rent roll with no contractual rent steps.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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143

eddystone crossing shopping center

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Eddystone, Pennsylvania	Cut-off Date Principal Balance	$17,713,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$184.65
Size (SF)	95,930	Percentage of Initial Pool Balance	1.8%
Total Occupancy as of 5/1/2015	99.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/1/2015	97.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	2001 / NAP	Mortgage Rate	4.45650%
Appraised Value	$25,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Term (Months)	NAP
Borrower Sponsor(1)	Steven B. Wolfson and Milton S. Schneider

Underwritten Revenues	$2,144,079
Underwritten Expenses	$685,245	Escrows
Underwritten Net Operating Income (NOI)	$1,458,834	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,382,788	Taxes	$0	$0
Cut-off Date LTV Ratio	70.9%	Insurance	$0	$0
Maturity Date LTV Ratio	57.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.36x / 1.29x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.2% / 7.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,713,000	100.0%	Loan Payoff	$13,440,429	75.9%
Principal Equity Distribution	3,993,938	22.5
Closing Costs	278,632	1.6

Total Sources	$17,713,000	100.0%	Total Uses	$17,713,000	100.0%

(1)	Steven B. Wolfson and Milton S. Schneider are the non-recourse carveout guarantors under the Eddystone Crossing Shopping Center Loan.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Eddystone Crossing Shopping Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
WalMart(3)	AA / Aa2 / AA	141,147	59.5%	No	$22,290	$0.16	NA	NA	NA	NA
Shop Rite	NR / NR / NR	54,760	23.1	Yes	$953,724	$17.42	11/30/2025	$670.00	2.6%	3, 5-year options
Total Anchors		195,907	82.6%

Occupied In-line		26,878	11.3%		$716,501	$26.66
Occupied Outparcels		11,892	5.0%		$479,950	$80.74
Vacant Space		2,400	1.0%		$0

Total Owned SF		95,930	40.5%

Total SF		237,077	100.0%

(1)     Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)     Tenant Sales $ per SF are as of 12/31/2014 for Shop Rite.

(3)     WalMart is not included in the collateral. Total rent represents Common Area Maintenance (“CAM”) that the tenant pays.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants at the Eddystone Crossing Shopping Center Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Shop Rite	NR / NR / NR	54,760	57.1%	$629,740	39.8%	$11.50	11/30/2025	3, 5-year options
Rainbow	NR / NR / NR	8,000	8.3	144,000	9.1	18.00	1/31/2018	3, 5-year options
Beneficial Mutual Savings Bank	NR / NR / NR	3,000	3.1	136,896	8.7	45.63	12/31/2020	4, 5-year options
McDonald’s (GL)	BBB+ / A3 / A-	3,834	4.0	102,586	6.5	26.76	12/31/2025	3, 5-year options
Ashley Stewart	NR / NR / NR	4,000	4.2	99,680	6.3	24.92	6/30/2017	NA
Popeye’s (GL)	NR / NR / NR	2,138	2.2	86,672	5.5	40.54	3/31/2022	2, 5-year options
AT&T	A- / Baa1 / BBB+	2,920	3.0	83,981	5.3	28.76	8/15/2021	4, 5-year options
Wine & Spirits	NR / NR / NR	4,463	4.7	74,760	4.7	16.75	2/29/2016	NA
Kicks USA	NR / NR / NR	3,780	3.9	72,349	4.6	19.14	12/31/2019	1, 5-year option
Payless Shoes	NR / NR / B	2,700	2.8	62,262	3.9	23.06	3/31/2021	NA
Ten Largest Tenants		89,595	93.4%	$1,492,926	94.3%	$16.66
Remaining Owned Tenants		3,935	4.1	89,438	5.7	22.73
Vacant (Owned Space)		2,400	2.5	0	0.0	0.00
Total / Wtd. Avg. All Tenants		95,930	100.0%	$1,582,364	100.0%	$16.92

(1)     Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents the lease rollover schedule at the Eddystone Crossing Shopping Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	6,263	6.5	6.5%	116,160	7.3	18.55	2
2017	6,135	6.4	12.9%	147,718	9.3	24.08	2
2018	8,000	8.3	21.3%	144,000	9.1	18.00	1
2019	3,780	3.9	25.2%	72,349	4.6	19.14	1
2020	3,000	3.1	28.3%	136,896	8.7	45.63	1
2021	5,620	5.9	34.2%	146,243	9.2	26.02	2
2022	2,138	2.2	36.4%	86,672	5.5	40.54	1
2023	0	0.0	36.4%	0	0.0	0.00	0
2024	0	0.0	36.4%	0	0.0	0.00	0
2025	58,594	61.1	97.5%	732,326	46.3	12.50	2
2026 & Thereafter	0	0.0	97.5%	0	0.0	0.00	0
Vacant	2,400	2.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	95,930	100.0%		$1,582,364	100.0%	$16.92	12

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

145

eddystone crossing shopping center

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Eddystone Crossing Shopping Center Property:

Cash Flow Analysis(1)

	2013	2014	TTM 3/31/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,489,554	$1,490,914	$1,486,265	$1,582,364	$16.49
Contractual Credit Rent Steps(3)	0	0	0	6,101	0.06
Gross Up Vacancy	0	0	0	73,138	0.76
Total Rent	$1,489,554	$1,490,914	$1,486,265	$1,661,603	$17.32
Total Reimbursables	508,546	542,940	657,364	590,102	6.15
Other Income	1,122	0	0	0	0.00
Vacancy & Credit Loss	0	0	(10,342)	(107,626)	(1.12)
Effective Gross Income	$1,999,222	$2,033,854	$2,133,287	$2,144,079	$22.35

Real Estate Taxes	$360,160	$370,488	$370,931	$378,296	$3.94
Insurance	48,044	49,661	49,868	50,150	0.52
Management Fee	70,144	70,899	72,193	75,043	0.78
Other Operating Expenses	133,200	208,863	216,983	181,756	1.89
Total Operating Expenses	611,548	699,911	709,975	685,245	7.14

Net Operating Income	$1,387,674	$1,333,943	$1,423,312	$1,458,834	$15.21
TI/LC	0	0	0	52,422	0.55
Replacement Reserves	0	0	0	23,625	0.25
Net Cash Flow	$1,387,674	$1,333,943	$1,423,312	$1,382,788	$14.41

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Base Rent is based on contractual rents as of May 1, 2015 and rent steps through July 31, 2016.
(3)	Underwritten Contractual Credit Rent Steps is the straight-line average of the contractual rent steps for McDonald’s.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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skyline property portfolio

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties(1)	9	Loan Seller	MC-Five Mile
Location (City/State)	Various	Cut-off Date Principal Balance	$15,150,000
Property Type	Various	Cut-off Date Principal Balance per SF	$53.21
Size (SF)	284,737	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 5/13/2015	85.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/13/2015	85.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate	4.83500%
Appraised Value	$22,600,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	324
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Brady S. Clements, Brian R. Bischoff and Roger S. Curry
Underwritten Revenues	$2,667,219
Underwritten Expenses	$1,000,752	Escrows
Underwritten Net Operating Income (NOI)	$1,666,468	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,494,552	Taxes	$97,189	$32,396
Cut-off Date LTV Ratio	67.0%	Insurance	$17,109	$4,277
Maturity Date LTV Ratio	52.1%	Replacement Reserves	$0	$3,085
DSCR Based on Underwritten NOI / NCF	1.66x / 1.49x	TI/LC(2)	$100,000	$12,500
Debt Yield Based on Underwritten NOI / NCF	11.0% / 9.9%	Other(3)	$169,881	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,150,000	100.0%	Loan Payoff	$14,223,771	93.9%
Closing Costs	485,197	3.2
Reserves	384,179	2.5
Principal Equity Distribution	56,853	0.4
Total Sources	$15,150,000	100.0%	Total Uses	$15,150,000	100.0%

(1)	Brady S. Clements, Brian R. Bischoff and Roger S. Curry are the guarantors of the non-recourse carveouts under the Skyline Property Portfolio Loan.
(2)	At origination, the borrower deposited $100,000 into the TI/LC reserve account. The borrower will be required to deposit $12,500 monthly subject to a cap of $650,000.
(3)	Other upfront reserves represents a deferred maintenance reserve of $169,881.

The following table presents certain information relating to the Skyline Property Portfolio Properties:

Property Name	City	State	Allocated Cut- off Date Loan Amount	Total GLA	Occupancy(1)	Year Built / Renovated(2)	Appraised Value	UW NCF
Heartland Village Shopping Center	Camby	Indiana	$4,500,000	40,219	92.0%	2004 / NAP	$6,000,000	$404,224
Park 52	Indianapolis	Indiana	2,212,500	57,600	97.2%	1974 / NAP	2,950,000	228,012
Andrade Business Park	Zionsville	Indiana	1,972,500	45,000	100.0%	1983 / 1988	2,630,000	227,431
Fairview Corners	Greenwood	Indiana	1,425,000	16,000	100.0%	1985 / NAP	1,900,000	155,269
Elmwood Tech	Indianapolis	Indiana	1,237,500	28,901	83.4%	1987 / NAP	1,650,000	114,495
White River Landing	Greenwood	Indiana	1,065,000	14,000	91.4%	1983 / NAP	1,450,000	101,362
Holiday Center	Columbus	Indiana	1,012,500	58,845	58.0%	1970 / NAP	2,870,000	109,920
Whiteland Retail Center	Whiteland	Indiana	1,012,500	19,372	66.3%	1989 / NAP	2,200,000	81,399
Franklin Shoppes	Franklin	Indiana	712,500	4,800	100.0%	1988 / 2012	950,000	72,440
Total / Wtd. Avg.			$15,150,000	284,737	85.2%		$22,600,000	$1,494,552

(1)	Occupancy as of May 13, 2015.
(2)	Year Built represents the earliest year for properties that were built in multiple years. The years for properties that were built or renovated in multiple years are as follows: Park 52 – 1974, 1978 / NAP; Andrade Business Park – 1983-1988 / 1984-1988; Elmwood Tech – 1987-1988 / NAP; Holiday Center – 1970, 1971, 1978, 1997 / NAP.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Skyline Property Portfolio Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Remaining Renewal / Extension Options
Powder Metal	NR / NR / NR	15,050	5.3%	$92,288	4.3%	$6.13	2/28/2017	NA	NA	1, 3-year option
Dollar Tree	NR / NR / BB	9,800	3.4	79,380	3.7	8.10	8/31/2020	NA	NA	1, 5-year option
Heavy’s Sports Cafe	NR / NR / NR	4,864	1.7	78,446	3.7	16.13	9/30/2022	NA	NA	2, 3-year options
Mac’s Circle K	NR / NR / NR	3,500	1.2	70,154	3.3	20.04	9/30/2017	NA	NA	NA
Royal Buffet	NR / NR / NR	4,678	1.6	64,800	3.0	13.85	10/31/2018	NA	NA	1, 5-year option
Western / Advance Auto	NR / NR / NR	7,200	2.5	62,292	2.9	8.65	12/31/2018	NA	NA	NA
Service Glass of Indpls/Fultz	NR / NR / NR	11,200	3.9	58,625	2.7	5.23	2/28/2019	NA	NA	1, 3-year option
GameStop	NR / Ba1 / BB+	3,277	1.2	45,878	2.1	14.00	1/31/2016	NA	NA	2, 5-year options
Firehouse Subs	NR / NR / NR	2,400	0.8	44,400	2.1	18.50	10/31/2022	NA	NA	2, 5-year options
Accurate Laser	NR / NR / NR	5,400	1.9	41,572	1.9	7.70	8/31/2017	NA	NA	1, 5-year option
Ten Largest Owned Tenants		67,369	23.7%	$637,835	29.7%	$9.47
Remaining Owned Tenants		172,418	60.6	1,508,631	70.3	8.75
Vacant Spaces (Owned Space)		44,950	15.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		284,737	100.0%	$2,146,466	100.0%	$8.95

(1)     Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Skyline Property Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA(2)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	400	0.1%	0.1%	$4,800	0.2%	$12.00	1
2015	7,512	2.6	2.8%	64,806	3.0	8.63	5
2016	53,882	18.9	21.7%	435,570	20.3	8.08	22
2017	91,378	32.1	53.8%	810,671	37.8	8.87	35
2018	39,380	13.8	67.6%	359,462	16.7	9.13	17
2019	24,690	8.7	76.3%	171,839	8.0	6.96	6
2020	9,800	3.4	79.7%	85,080	4.0	8.68	2
2021	0	0.0	79.7%	0	0.0	0.00	0
2022	8,464	3.0	82.7%	142,046	6.6	16.78	3
2023	3,025	1.1	83.8%	30,764	1.4	10.17	1
2024	0	0.0	83.8%	13,250	0.6	0.00	1
2025	4,160	1.5	85.2%	28,178	1.3	6.77	1
2026 & Thereafter	0	0.0	85.2%	0	0.0	0.00	0
Vacant	42,046	14.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	284,737	100.0%		$2,146,466	100.0%	$7.54	94

(1)	Calculated based on approximate square footage occupied by each Owned Tenant unless otherwise indicated.
(2)	Expiring Owned GLA represents physically occupied space as reported on the May 13, 2015 borrower rent roll.
(3)	UW Base Rent does not Include Subway (lease expiration 10/31/2015) or Rieth Riley Construction (lease expiration 6/30/2016), which are underwritten as vacant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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skyline property portfolio

The following table presents certain information relating to historical leasing at the Skyline Property Portfolio Properties:

Historical Leased %(1)

	2012	2013	2014	As of 5/13/2015
Owned Space	77.4%	81.3%	82.8%	85.2%

(1)     As provided by the borrower and represents the average annual occupancy for the specified year unless otherwise indicated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Skyline Property Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 5/31/2015	Underwritten	Underwritten$ per SF
Base Rent	$1,865,149	$2,002,975	$2,086,529	$2,143,949	$2,146,466	$7.54
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	386,215	1.36
Total Rent	$1,865,149	$2,002,975	$2,086,529	$2,143,949	$2,532,681	$8.89
Total Reimbursables	395,048	442,944	479,778	517,953	629,668	2.21
Other Income	0	0	23,011	18,705	21,650	0.08
Vacancy & Credit Loss(2)	0	0	0	0	(516,780)	(1.81)
Effective Gross Income	$2,260,197	$2,445,919	$2,589,318	$2,680,607	$2,667,219	$9.37

Total Operating Expenses	$929,912	$1,127,075	$1,086,068	$961,629	$1,000,752	$3.51

Net Operating Income	$1,330,285	$1,318,844	$1,503,250	$1,718,978	$1,666,468	$5.85
TI/LC	0	0	0	0	134,899	0.47
Capital Expenditures	0	0	0	0	37,015	0.13
Net Cash Flow	$1,330,285	$1,318,844	$1,503,250	$1,718,978	$1,494,552	$5.25

(1)	Underwritten cash flow based on the underwritten rent roll and excluding all contractual rent steps.
(2)	Vacancy & Credit Loss represents an economic vacancy of 16.3% of underwritten base rent and reimbursements.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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151

IDAHO FALLS CROSSED HOSPITALITY PORTFOLIO

Mortgaged Property Information(1)		Mortgage Loan Information(2)
Number of Mortgaged Properties	2	Originator		SMF I
Location (City/State)	Various, Idaho	Cut-off Date Principal Balance		$13,500,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$63,981.04
Size (Rooms)	211	Percentage of Initial Pool Balance		1.3%
Total TTM Occupancy as of 4/30/2015	69.4%	Number of Related Mortgage Loans		2
Owned TTM Occupancy as of 4/30/2015	69.4%	Type of Security(3)		Various
Year Built / Latest Renovation	1996, 2000 / 2012	Mortgage Rate		4.77300%
Appraised Value	$19,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(4)	Roger Brett Ball, Ben Craig Ball, Kimberly
Underwritten Revenues	$5,071,251		Anne Ence and Christi Ball Marshall
Underwritten Expenses	$3,335,646
Underwritten Net Operating Income (NOI)	$1,735,605	Escrows
Underwritten Net Cash Flow (NCF)	$1,532,755		Upfront	Monthly
Cut-off Date LTV Ratio(5)	69.9%	Taxes	$31,725	$15,863
Maturity Date LTV Ratio(5)	51.9%	Insurance	$37,551	$3,717
DSCR Based on Underwritten NOI / NCF(5)	1.87x / 1.66x	FF&E(6)	$0	$0
Debt Yield Based on Underwritten NOI / NCF(5)	12.9% / 11.4%	Other(7)	$564,199	$45,750

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$13,500,000	71.1%	Purchase Price	$18,100,000	95.4%
Principal’s New Cash Contribution	5,481,191	28.9	Reserves	633,475	3.3
			Closing Costs	247,716	1.3

Total Sources	$18,981,191	100.0%	Total Uses	$18,981,191	100.0%

(1)	The Idaho Falls Crossed Hospitality Portfolio crossed loan group consists of two Mortgage Loans, secured by the Mortgaged Properties identified on Annex A to the Free Writing Prospectus as Hampton Inn Idaho Falls Airport and La Quinta Inn & Suites Idaho Falls, which are cross-collateralized and cross-defaulted with each other.

(2)	Each of the Mortgage Loans in the Idaho Falls Crossed Hospitality Portfolio crossed loan group may be released from the cross-collateralization and cross-default in connection with a prepayment or an assumption. See “Description of the Mortgage Pool–Certain Terms of the Mortgage Loans–Partial Releases and Substitution” in the Free Writing Prospectus.

(3)	The Hampton Inn Idaho Falls Airport Property is held in leasehold interest. The La Quinta Inn & Suites Idaho Falls Property is held in fee simple interest.

(4)	Roger Brett Ball, Ben Craig Ball, Kimberly Anne Ence and Christi Ball Marshall are the guarantors of the non-recourse carveouts under the Hampton Inn Idaho Falls Airport and La Quinta Inn & Suites Idaho Falls Loans.

(5)	The Cut-off Date LTV Ratio, the Maturity Date LTV Ratio, the DSCR Based on Underwritten NOI / NCF and the Debt Yield Based on Underwritten NOI / NCF of the Hampton Inn Idaho Falls Airport Loan and the La Quinta Inn & Suites Idaho Falls Loan are presented in the aggregate.

(6)	On each monthly due date starting in August 2016, the borrowers are required to fund the FF&E reserve in an amount equal to one-twelfth of 4% of annual gross revenues at the respective properties.

(7)	As it relates to the Hampton Inn Idaho Falls Airport Loan, other reserves represent a $92,371 PIP reserve, a $63,500 seasonality reserve and a $23,596 ground lease reserve. On each due date occurring in the months of August and September of 2015, the borrower will be required to deposit an amount equal to $31,750 into a seasonality reserve which can be used to cover debt service payments on the due dates in October, November, December, January, February and March of each year. If during the term of the loan the balance of the seasonality reserve is below $127,000, the borrower will be required to deposit on the next monthly due date in April, May, June, July, August or September an amount equal to $21,167 until the balance in the seasonality reserve is again equal to $127,000. If at any time after the due date in July 2018, the net cash flow at the Hampton Inn Idaho Falls Airport Property is greater than or equal to $996,938, all funds in the seasonality reserve will be released back to the borrower and the borrower will no longer be obligated to make deposits into the seasonality reserve. As it relates to the La Quinta Inn & Suites Idaho Falls Loan, other reserves represent a $356,732 PIP reserve and a $28,000 seasonality reserve. On each due date occurring in the months of August and September of 2015, the borrower will be required to deposit an amount equal to $14,000 into a seasonality reserve which can be used to cover debt service payments on the due dates in October, November, December, January, February and March of each year. If during the term of the loan the balance of the seasonality reserve is below $56,000, the borrower will be required to deposit on the next monthly due date in April, May, June, July, August or September an amount equal to $9,334 until the balance in the seasonality reserve is again equal to $56,000. If at any time after the due date in July 2018, the net cash flow at the La Quinta Inn & Suites Idaho Falls Property is greater than or equal to $689,092, all funds in the seasonality reserve will be released back to the borrower and the borrower will no longer be obligated to make deposits into the seasonality reserve.

The following table presents certain information relating to the Idaho Falls Crossed Hospitality Portfolio Properties:

	Number of	Cut-off Date Loan		Ownership	Appraised		UW NCF per
Property	Rooms	Amount	Year Built	Interest	Value	UW NCF	Room
Hampton Inn Idaho Falls Airport	127	$8,050,000	1996	Leasehold	$11,500,000	$906,308	$7,136
La Quinta Inn & Suites Idaho Falls	84	5,450,000	2000	Fee Simple	7,800,000	626,447	7,458
Total / Wtd. Avg.	211	$13,500,000			$19,300,000	$1,532,755	$7,264

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

152

IDAHO FALLS CROSSED HOSPITALITY PORTFOLIO

The following table presents certain information relating to the 2014 market mix with respect to the Idaho Falls Crossed Hospitality Portfolio Properties, as provided in the appraisals for the Idaho Falls Crossed Hospitality Portfolio Properties:

Estimated Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Commercial
Hampton Inn Idaho Falls Airport	20%	30%	50%
La Quinta Inn & Suites Idaho Falls	5%	40%	55%

(1)	Source: Appraisals.

The following table presents certain information relating to the trailing twelve month period ended March 2015 penetration rates relating to the Idaho Falls Crossed Hospitality Portfolio Properties, as provided in an April 2015 travel research report:

TTM Through 3/31/2015 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Hampton Inn Idaho Falls Airport	106.1%	93.9%	99.6%
La Quinta Inn & Suites Idaho Falls	107.0%	99.5%	106.5%

(1)	Source: April 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hampton Inn Idaho Falls Airport Property:

Hampton Inn Idaho Falls Airport(1)

	2013	2014	TTM 4/30/2015(1)	Underwritten
Occupancy	59.2%	66.9%	68.2%	68.2%
ADR	$90.30	$93.34	$93.36	$93.36
RevPAR	$53.42	$62.46	$63.63	$63.63

(1)	As provided by the borrowers.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the La Quinta Inn & Suites Property:

La Quinta Inn & Suites Idaho Falls(1)

	2013	2014	TTM 4/30/2015(1)	Underwritten
Occupancy	63.8%	69.3%	71.1%	71.1%
ADR	$91.40	$92.59	$93.77	$93.77
RevPAR	$58.27	$64.14	$66.63	$66.63

(1)	As provided by the borrowers.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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IDAHO FALLS CROSSED HOSPITALITY PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Idaho Falls Crossed Hospitality Portfolio Properties:

Cash Flow Analysis(1)

	2013	2014	TTM 4/30/2015	Underwritten	Underwritten $ per Room
Room Revenue	$4,262,859	$4,861,988	$4,992,468	$4,992,468	$23,661
Food and Beverage Revenue	0	0	0	0	0
Other Income(2)	85,492	79,725	78,783	78,783	373
Total Revenue	$4,348,351	$4,941,713	$5,071,251	$5,071,251	$24,034

Room Expense	$1,039,023	$1,222,239	$1,286,468	$1,286,468	$6,097
Food and Beverage Expense	0	0	0	0	0
Other Expense	55,388	61,330	65,630	65,630	311
Total Departmental Expense	$1,094,411	$1,283,570	$1,352,097	$1,352,097	$6,408
Total Undistributed Expense	1,694,892	1,792,095	1,832,234	1,769,672	8,387
Total Fixed Charges	189,319	185,263	198,392	213,877	1,014
Total Operating Expenses	$2,978,622	$3,260,928	$3,382,723	$3,335,646	$15,809

Net Operating Income	$1,369,729	$1,680,785	$1,688,528	$1,735,605	$8,226
FF&E	0	0	0	202,850	961
Net Cash Flow	$1,369,729	$1,680,785	$1,688,528	$1,532,755	$7,264

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Includes meeting room/banquet rental revenue, laundry, valet and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

154

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet. The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

—	Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, may not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis.

National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm.

If either of the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm.

Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities.

None of the sponsors, the depositor or any other party intends to retain a material net economic interest in the securitization constituted by the issue of the offered certificates in accordance with the Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with the Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding the suitability of the offered certificates for investment.

—	The Dodd Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking agencies amend their regulations to remove reference to or reliance on credit agency ratings, including, but not limited to, those found in the federal banking agencies' risk-based capital regulations. New capital regulations were issued by the banking regulators in July 2013 and began phasing in on January 1, 2014; these regulations implement the increased capital requirements established under the Basel Accord. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS. As a result of these regulations, investments in commercial mortgage-backed securities like the certificates by institutions subject to the risk based capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of commercial mortgage-backed securities for their regulatory capital purposes.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions. Section 619 became effective on July 21, 2012, and final regulations were issued on December 10, 2013. Conformance with the Volcker Rule’s provisions is required by July 21, 2015, subject to the possibility of up to two one-year extensions granted by the Federal Reserve in its discretion. The Volcker Rule and the regulations adopted under the Volcker Rule restrict certain purchases or sales of securities generally and derivatives by banking entities if conducted on a proprietary trading basis. The Volcker Rule’s provisions may adversely affect the ability of banking entities to purchase and sell the certificates.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Starwood Mortgage Capital LLC will guarantee the obligations of Starwood Mortgage Funding I LLC. We cannot assure you that the applicable sponsor (or guarantor) will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and "as stabilized" values prospective investors should consider that those assumptions may not be accurate and that the "as stabilized" values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—	In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Controlling Class Representative, the Non-Serviced Whole Loan Directing Holders, Serviced Companion Loan Holders and any Mezzanine Lenders

—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the directing holder for a non-serviced whole loan under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the directing holder for a non-serviced whole loan under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investors in the Class E, Class F, Class G and Class H certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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